UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BRIACELL THERAPEUTICS CORP.
(Name of Company As Specified In Charter)

Not Applicable

(Name of Person(s) Filing the Information Statement if other than Company)

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BRIACELL THERAPEUTICS CORP.

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF

BRIACELL THERAPEUTICS CORP.

AND

PROXY STATEMENT

FOR ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 9, 2023

AT 10:00 A.M. (EASTERN TIME)

VIRTUALLY (www.web.lumiagm.com/439227145)

JANUARY 17, 2023

This proxy statement is dated January 17, 2023, and is first being made available to shareholders on January 17, 2023

BRIACELL THERAPEUTICS CORP.

Suite 300 – 235 15th Street
West Vancouver, BC V7T 2X1

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS (the “Notice”)

The annual general and special meeting (the “Meeting”) of holders (“Shareholders”) of common shares (“Common Shares”) of BriaCell Therapeutics Corp., a British Columbia corporation (the “Company”), will be a virtual meeting held on February 9, 2023, beginning at 10:00 a.m. (Eastern Time), at www.web.lumiagm.com/439227145.

Shareholders of the Company and duly appointed proxyholders can attend the Meeting virtually by going to www.web.lumiagm.com/439227145 and using the password: briacell2023. Please do not Google search. Do not use Internet Explorer. The best browser to use the Lumi platform is Google Chrome.

Registered Shareholders of the Company and duly appointed proxyholders can participate in the Meeting by clicking “I have a login” and entering a username and password before the start of the Meeting, as follows:

●	Registered Shareholders of the Company – The 15-digit control number located on the Proxy Card or in the email notification you received is the username and the password is: briacell2023.

●	Duly appointed proxyholders – Computershare Trust Company of Canada will provide each duly appointed proxyholder with a username after the voting deadline has passed. The password to the meeting is: briacell2023.

Voting at the Meeting will only be available for registered Shareholders of the Company and duly appointed proxyholders. If as a registered Shareholder of the Company you are using your control number to login to the meeting and you accept the terms and conditions, you will be revoking any and all previously submitted proxies for the meeting and will be provided the opportunity to vote by online ballot on the matters put forth at the meeting. If you do not wish to revoke a previously submitted proxy you will not be able to participate at the virtual meeting.

Non-registered Shareholders of the Company who have not appointed themselves may attend the meeting by clicking “I am a guest” and completing the online form.

The following matters will be considered at the Meeting:

1.	The receipt of the audited financial statements of the Company for the financial years ended July 2022 and 2021, together with the auditor’s reports thereon;

2.	The appointment of MNP LLP as auditors for the Company and the authorization of the board of directors of the Company (the “Board” or the “Board of Directors”) to fix the auditors’ remuneration and terms of engagement;

3.	The election of the directors for the forthcoming year from the nominees proposed by the Board;

4.	The approval of a new omnibus equity incentive plan (the “Omnibus Plan”), as more particularly described in the accompanying proxy statement and attached thereto as Schedule “I”;

5.	If, based upon the tabulated vote at the time of the Meeting, the Omnibus Plan was duly approved and adopted by the Shareholders, the ratification of 19,200 restricted share units awarded under the Omnibus Plan;

6.	The approval and adoption of an amendment to the Articles of the Company to require the presence, in person or by proxy, of two or more shareholders representing at least 33 1/3% of the outstanding shares entitled to be voted in order to constitute a quorum at any meeting of shareholders and to remove the quorum exception for succeeding meetings of shareholders; and

7.	The transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

This Notice is accompanied by the: (1) proxy statement; (2) the accompanying proxy card (“Proxy Card”); and (3) the Company’s Annual Report on Form 10-K for the year ended July 31, 2022 (including the audited annual consolidated financial statements of the Company for the fiscal year ended July 31, 2022, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis) (collectively, the “Proxy Materials”). The Company is not sending the Proxy Materials to registered Shareholders or non-registered Shareholders using notice-and-access delivery procedures defined under NI 54-101 and National Instrument 51-102 – Continuous Disclosure Obligations.

The record date for the determination of Shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof is December 12, 2022 (the “Record Date”). Shareholders of the Company whose names have been entered in the register of Shareholders of the Company at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof.

A Shareholder of the Company may attend the Meeting live via webcast or may be represented by proxy. Registered Shareholders of the Company who are unable to attend the Meeting or any adjournment(s) or postponement(s) thereof via the webcast are requested to date, sign and return the accompanying Proxy Card for use at the Meeting or any adjournment(s) or postponement(s) thereof and deposit it with the Company’s transfer agent, Computershare Investor Services Inc., Proxy Department 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1.

Your proxy or voting instructions must be received in each case no later than 10:00 a.m. (Eastern Time) on February 7, 2023 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) or postponement(s) to the Meeting. We encourage Shareholders currently planning to participate in the Meeting to submit their votes or Proxy Card in advance so that their votes will be counted in the event of technical difficulties.

If you are a non-registered shareholder of the Company and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

Whether or not you plan to attend the Meeting via live webcast, we encourage you to read this proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “How You Can Vote” and to the instructions on your Proxy Card or voting instruction card.

DATED as of January 17, 2023.

ON BEHALF OF THE BOARD OF BRIACELL THERAPEUTICS CORP.

/s/ Jamieson Bondarenko
Jamieson Bondarenko
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 9, 2023

The Notice of Annual General and Special Meeting, Proxy Card and Proxy Statement are available online at the “Investor Relations” section of the Company’s website at www.briacell.com/investor-relations. The Annual Report on Form 10-K for the year ended July 31, 2022, is also available online at the “Investors Relations” section of our website at www.briacell.com/investor-relations.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL AND SPECIAL MEETING.

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PROXY STATEMENT FOR THE 2023 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF BRIACELL THERAPEUTICS CORP. TO BE HELD ON FEBRUARY 9, 2023

This proxy statement is furnished in connection with the solicitation by management of BriaCell Therapeutics Corp. of proxies to be used at the 2023 annual general and special meeting (the “Meeting”) of the holders (“Shareholders”) of common shares (“Common Shares”) of the Company referred to in the accompanying notice of annual general and special meeting of shareholders (the “Notice”), to be held on February 9, 2023, via live webcast beginning at 10:00 a.m. (Eastern Time) at:

www.web.lumiagm.com/439227145.

Unless the context otherwise requires, references to “we,” “us,” “our,” “Company” or “BriaCell” or similar terms refers to BriaCell Therapeutics Corp. together with its wholly-owned subsidiaries. The mailing address of our principal executive offices is Suite 300 – 235 15th Street, West Vancouver, British Columbia V7T 2X1.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors (“Board”) with respect to each of the matters set forth in the accompanying Notice. You may revoke your proxy by following the instructions set out under the heading “May I change or revoke my vote?”.

We made this proxy statement and our Annual Report on Form 10-K for the fiscal year ended July 31, 2022, available to Shareholders on January 17, 2023.

We are an “emerging growth company” under applicable U.S. federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the U.S. Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of these exemptions until the last day of the fiscal year in which the fifth anniversary of our initial public offering occurs or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.07 billion in annual revenues as of the end of a fiscal year, if we are deemed to be a large-accelerated filer under the rules of the U.S. Securities and Exchange Commission (the “SEC”) or if we issue more than $1.0 billion of non-convertible debt over a three-year period.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 9, 2023:

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended July 31, 2022 are available for viewing, printing and downloading on the “Investor Relations” section of our website at www.briacell.com/investor-relations, SEDAR at www.sedar.com, and the SEC’s website at www.sec.gov.

All references to currency in this proxy statement are in United States dollars, unless otherwise indicated. References to “C$” refer to Canadian dollars.

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Table of Contents

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS (the “Notice”)	3
PROXY STATEMENT FOR THE 2023 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF BRIACELL THERAPEUTICS CORP. TO BE HELD ON FEBRUARY 9, 2023	I-1
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 9, 2023:	I-1
General information about the annual general and special meeting and voting	I-4
Proxy Materials	I-4
How You Can Vote	I-8
Shareholder Proposals and Director Nominations	I-13
Description of the Company’s Voting Securities	I-15
Interest of Certain Persons or Companies in Matters to be acted upon	I-16
Obtaining Additional Information	I-16
OVERVIEW OF PROPOSALS TO BE VOTED ON	I-17
PRESENTATION OF FINANCIAL STATEMENTS	I-17
PROPOSAL 1 – appointment and remuneration of auditors	I-18
Principal Independent Accountant Fees and Services	I-18
PROPOSAL 2 – election of directors	I-19
Biographical Information	I-20
Majority Voting for Election of Directors	I-22
Replacement or Removal of Directors	I-22
Advance Notice Policy	I-22
Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions	I-23
Individual Bankruptcies	I-24
Penalties or Sanctions	I-24
Certain Relationships and Related Transactions	I-24
Director Independence	I-25
PROPOSAL 3 – APPROVAL OF THE OMNIBUS PLAN	I-26
Approval of the Omnibus Plan	I-26
Options	I-31
Share Units	I-31
Change of Control	I-32
Non-Transferability of Awards	I-33
Amendments to the Omnibus Plan	I-33
Certain U.S. Federal Income Tax Consequences of Awards	I-35
Participation by Non-Canadian Residents	I-36
Shareholder Approval of the Omnibus Plan	I-36
PROPOSAL 4 – RATIFICATION OF AWARDS under the omnibus plan	I-37
PROPOSAL 5 – approval of amendment to the articles	I-38

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General information about the annual general and special meeting and voting

Proxy Materials

Why am I receiving these materials?

Management of the Company is using this proxy statement to solicit proxies for use at the Meeting to be held via live webcast on February 9, 2023.

The following proxy materials are being posted online and being mailed out to Shareholders: (1) the proxy statement; (2) the accompanying proxy card (“Proxy Card”); and (3) the Company’s Annual Report on Form 10-K for the year ended July 31, 2022 (including our audited annual consolidated financial statements of the Company for the fiscal year ended July 31, 2022, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis).

As a Shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of management of the Company. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and applicable Canadian securities laws.

These proxy materials are being sent to both registered and non-registered Shareholders. In some instances, the Company has distributed copies of the Notice, the proxy statement, the accompanying Proxy Card and the Company’s Annual Report on Form 10-K (collectively, the “Meeting Materials”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to Shareholders whose shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders”). The Intermediaries are required to forward the Meeting Materials to Non-registered Shareholders.

In accordance with applicable laws, Non-registered Shareholders who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own (“NOBOs”) will receive the Meeting Materials by mail.

Management of the Company does not intend to pay for Intermediaries to forward the Meeting Materials to Non-Registered Holders who have advised their Intermediary that they object to the Intermediary providing their ownership information (“OBOs”). An OBO will not receive the Meeting Materials unless the Intermediary assumes the cost of delivery.

Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries. Non-registered Shareholders who have received the Meeting Materials from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting.

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Generally, Non-registered Shareholders will either:

●	receive a Proxy Card executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to Computershare; or

●	be provided with a request for voting instructions. The Intermediary is required to send the Company an executed Proxy Card completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-registered Shareholder and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained from your Intermediary in accordance with applicable securities regulatory requirements. By choosing to send the Meeting Materials to you directly, the Company (and not your Intermediary) has assumed responsibility for: (i) delivering the Meeting Materials to you; and (ii) executing your proper voting instructions.

What is included in the proxy materials?

The proxy materials include:

●	our Notice of Meeting;

●	our proxy statement for the Meeting;

●	a Proxy Card or voting instruction card; and

●	our 2022 Annual Report on Form 10-K (including the audited annual consolidated financial statements of the Company for the fiscal year ended July 31, 2022, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis).

What information is contained in this proxy statement?

The information contained in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and Board committees, corporate governance, the compensation of our directors and executive officers and other required information.

I share an address with another Shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

We have adopted a procedure called “householding”, which the SEC has approved. If you share an address with another Shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Corporate Secretary at glevin@briacell.com or by calling us at 604-921-1810.

A separate set of the materials will be sent promptly following receipt of your request.

If you are a Shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Computershare at:

Computershare Investor Services

100 University Ave., 8th Floor, North Tower

Toronto, ON M5J 2Y1

Canada

1-800-564-6253

If you are a Non-registered Shareholder and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

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Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

BriaCell Therapeutics Corp.

Attn: Corporate Secretary

3rd Floor, Bellevue Centre

235-15th Street

West Vancouver, British Columbia, Canada

V7T 2X1

glevin@briacell.com

Due to the ongoing concerns related to the spread of the coronavirus (COVID-19) and in order to protect the health and safety of the Shareholders, employees, other stakeholders of the Company and the community, the Meeting will be conducted virtually, by way of a live audio webcast only. Shareholders of the Company will not be able to attend the Meeting in person. Shareholders of the Company and duly appointed proxyholders can attend the Meeting virtually by going to www.web.lumiagm.com/439227145 and using the password: briacell2023. Please do not Google search. Do not use Internet Explorer. The best browser to use the Lumi platform is Google Chrome.

Who pays the cost of soliciting proxies for the Meeting?

The Company will bear the cost of solicitation, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. This solicitation of proxies is being made to Shareholders by mail but may be supplemented by telephone or other personal contact. The Company’s officers and regular employees, on behalf of the Company without being additionally compensated, may solicit proxies personally and by mail, telephone, facsimile or electronic communication at nominal cost to the Company.

The Company will not reimburse Intermediaries such as brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to Non-registered Shareholders.

What items of business will be voted on at the Meeting?

The business items to be voted on at the Meeting are:

1.	the appointment of MNP LLP as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement;

2.	the election of directors for the forthcoming year from the nominees proposed by the Board;

3.	the approval of a new omnibus equity incentive plan (the “Omnibus Plan”), as more particularly described in the accompanying proxy statement and attached thereto as Schedule “I”;

4.	if, based upon the tabulated vote at the time of the Meeting, the Omnibus Plan was duly approved and adopted by the Shareholders, the ratification of 19,200 restricted share units awarded under the Omnibus Plan;

5.	the approval and adoption of an amendment to the Articles of the Company to require the presence, in person or by proxy, of two or more shareholders representing at least 33 1/3% of the outstanding shares entitled to be voted in order to constitute a quorum at any meeting of shareholders and to remove the quorum exception for succeeding meetings of shareholders;

6.	the transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

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What are my voting choices?

You may vote “FOR” or “WITHHOLD” the appointment of MNP LLP as auditors for the ensuing year and the authorization of the Board to fix the auditors’ remuneration.

You may vote “FOR” or “WITHHOLD” the election of each of the nominees for election as directors.

You may vote “FOR”, “AGAINST” or “ABSTAIN” the approval of the Omnibus Plan.

You may vote “FOR”, “AGAINST” or “ABSTAIN” the ratification of certain awards under the Omnibus Plan.

You may vote “FOR”, “AGAINST” or “ABSTAIN” the approval and adoption of an amendment to the Articles of the Company.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the appointment of MNP as auditors for the ensuing year and the authorization of the Board to fix the auditors’ remuneration; “FOR” the election of each of the nominees for election as director; “FOR” the approval of the Omnibus Plan; “FOR” the ratification of certain awards under the Omnibus Plan (provided that the ratification of such awards pursuant to this proposal will be contingent upon the approval by the Shareholders of the Omnibus Plan); and “FOR” the approval and adoption of an amendment to the Articles of the Company.

What is the quorum for the Meeting?

The presence, in person or by proxy, of two or more Shareholders representing at least 5% of the outstanding Common Shares on the Record Date entitled to be voted will constitute a quorum for the transaction of business at the Meeting.

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What vote is required to approve each item?

Proposal	Required Vote
Appointment and remuneration of the auditors	Majority of the votes cast on the proposal

The election of directors	Majority of the votes cast on the proposal[1]

Approval of the Omnibus Plan	Majority of the votes cast on the proposal

Ratification of awards under the Omnibus Plan	Majority of the votes cast on the proposal

Approval of amendment to Articles	Majority of the votes cast on the proposal

If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. As described below under “Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?”, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

What happens if additional items are presented at the Meeting?

As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote such proxy according to their best judgment.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a report of voting results in accordance with National Instrument 51-102 – Continuous Disclosure Obligations that we will file in Canada on SEDAR promptly following the Meeting. Both the Form 8-K and report on voting results will also be available on the “Investor Relations” section of our website at www.briacell.com/investor-relations.

How You Can Vote

What shares can I vote?

You are entitled to vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the Shareholder of record and (2) shares held for you as the beneficial owner through an Intermediary. As of the Record Date, there were (i) 24 Shareholders of record holding 15,518,018 outstanding Common Shares.

1 The Board has adopted a “majority voting” policy (the “Majority Voting Policy”). Pursuant to the Majority Voting Policy, if a nominee for election as director receives “for” votes fewer than a majority of the votes (50% + 1 vote) cast, including “withheld” votes, with respect to his or her election by shareholders, he or she must immediately tender his or her resignation to the Board following the meeting of shareholders at which the election is held. Upon receiving such resignation, the Nominating and Corporate Governance Committee will consider it and make a recommendation to the Board on whether or not to accept the resignation. The Board shall accept the resignation unless it determines that the applicable director shall continue and announce its decision in a press release promptly within 90 days following the meeting of shareholders. If the Board determines not to accept a resignation, the press release must fully state the reasons for that decision. The resignation will be effective when accepted by the Board. The director who tendered his or her resignation is not permitted to be a part of any deliberations of the Nominating and Corporate Governance Committee or of the Board pertaining to the resignation offer. The policy only applies in circumstances involving an uncontested election of directors.

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REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY CARD either by striking out the names of the persons designated in the Proxy Card and by inserting the name of the person or company to be appointed in the space provided in the Proxy Card or by completing another proper Proxy Card and, in either case, delivering the completed proxy to Computershare by mail using the enclosed return envelope to Computershare Investor Services Inc., Proxy Department 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, by 10:00 a.m. (Toronto time) by Tuesday, February 7, 2023 ..

What is the difference between holding shares as a Shareholder of record and as a beneficial owner?

Most of our Shareholders hold their shares through an Intermediary such as a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record (Registered Shareholder)

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, you are the Shareholder of record of the shares. As the Shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares electronically at the Meeting. Shareholders of record will receive paper copies of the Meeting Materials containing instructions on how to access and review proxy materials as well as directions on how to vote by proxy.

Beneficial Owner (Non-registered Shareholder)

If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card, or otherwise provided voting instructions, for you to use in directing how your shares are to be voted.

How can I vote at the Meeting?

The Meeting will be held entirely online to allow greater participation. Shareholders may participate in the Meeting by visiting the following website: www.web.lumiagm.com/439227145. To participate in the Meeting, you will need the 15-digit control number included on your Proxy Card or on the instructions that accompanied your proxy materials. The control number is the username and the password is briacell2023. Shares held in your name as the Shareholder of record may be voted electronically during the Meeting. Shares for which you are the beneficial owner may be voted electronically during the Meeting if you hold a valid proxy to vote at the Meeting.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions as described below, so that your vote will be counted if you later decide not to attend.

How can I vote without attending the Meeting?

Whether you hold your shares as a Shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

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If you are a registered Shareholder, you may vote by submitting a proxy by mail by signing, dating and returning the Proxy Card to Computershare Investor Services Inc., Proxy Department 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, by 10:00 a.m. (Toronto time) by Tuesday, February 7, 2023.

If you are a Non-registered Shareholder, you may vote by submitting voting instructions to the registered owner of your shares in accordance with the instructions on your voting instruction card.

How do I attend the virtual Meeting?

The Meeting will be a completely virtual meeting of Shareholders, which will be conducted via live webcast. You are entitled to participate in the Meeting only if you were a registered Shareholder as of the close of business on December 12, 2022 or if you hold a valid proxy to vote at the Meeting.

You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.web.lumiagm.com/439227145. You will also be able to vote your shares electronically at the Meeting. To participate, you will need your 15-digit control number included in your proxy materials, on your Proxy Card, or on the instructions that accompanied your proxy materials. The control number is your username and the password is briacell2023.

The Meeting will begin promptly at 10:00 a.m., Eastern Time, on February 9, 2023. We encourage you to access the Meeting prior to the start time. Online access will open at 9:45 a.m., Eastern Time, and you should allow ample time to log in to the Meeting webcast and test your computer audio system. Technical assistance will be available if you have difficulty logging into the Meeting via an email address published on the login page to the Meeting.

We recommend that you carefully review the procedures needed to gain admission in advance. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate online.

What will I need to attend the virtual Meeting?

If you were a Shareholder of record as of the close of business on December 12, 2022, or you hold a valid proxy for the Meeting, you may attend the Meeting, vote, and submit a question during the Meeting, by visiting www.web.lumiagm.com/439227145 and using your 15-digit control number as your username to enter the Meeting. The password is briacell2023.

If you are not a Shareholder of record but hold shares as a beneficial owner in street name (i.e., a Non-registered Shareholder), you may join the meeting by obtaining a proxy from the owner of record, or you may join the Meeting as a guest. If you join the Meeting as a guest, you will not be able to submit questions or comments, and you will not be able to vote at the Meeting.

If you do not comply with the procedures outlined above, you will not be admitted to the virtual Meeting.

Will I be able to attend the Meeting without a 15-digit control number?

Yes, you may register to attend the Meeting as a guest, but you will not be able to submit questions or comments and will not be able to vote at the Meeting without your 15-digit control number.

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Why a virtual meeting?

We are excited to embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our Shareholders and the Company. A virtual meeting enables increased Shareholder attendance and participation from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more Shareholders to attend the Meeting. In addition, given the potential uncertainties in connection with the current and ongoing COVID-19 pandemic, including risks related to travel and attending large gatherings, we believe that a virtual-only meeting is the most appropriate format for our Shareholders and other Meeting attendees.

With your 15-digit control number, you will be able to attend the Meeting online, submit your questions or comments during the Meeting, and vote your shares electronically at the Meeting, by visiting www.web.lumiagm.com/439227145. We encourage you to vote your shares prior to the Meeting to ensure they are represented. Even if you submit a vote prior to the Meeting, registered Shareholders or duly appointed proxyholders will have an opportunity to vote again during the Meeting and automatically revoke your earlier vote.

What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We encourage you to test your computer and internet browser prior to the Meeting, and not to use Internet Explorer as your browser. The best browser to use the Lumi platform is Google Chrome. If you encounter any difficulties accessing the virtual Meeting during check-in or during the meeting, please contact the Lumi Technical Support Specialists through the email address posted on the virtual Meeting login page (www.web.lumiagm.com/439227145). If you are accessing the Meeting, you must remain connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure internet connectivity for the duration of the Meeting. Note that if you lose connectivity once the Meeting has commenced, there may be insufficient time to resolve your issue before ballot voting is completed. The chair of the Meeting will have discretion as to whether and how the Meeting should proceed if a technical difficulty arises. In exercising this discretion, the chair of the Meeting will have regard to the number of Shareholders impacted and the extent to which participation in the business of the Meeting is affected. For these reasons, Shareholders are encouraged to complete and submit their Proxy Card in advance of the Meeting even if they plan to attend the Meeting online.

How do I submit questions or comments for the Meeting?

Registered Shareholders and duly appointed proxyholders who wish to submit questions or comments may do so during the live webcast of the Meeting at www.web.lumiagm.com/439227145 by selecting the “Messaging” tab at the top of the screen, and entering your comment or question in the “Ask a Question” text box at the top of the messaging screen. Once satisfied with the question, you may click the arrow button to the right of the question field to submit it to the chair of the Meeting.

Instructions will be available on the virtual Meeting site and technical assistance will be available. Questions can be submitted at any time during the Meeting, and the question and answer session will be open until the chair of the Meeting closes the session. It is anticipated that Shareholders will have substantially the same opportunity to ask questions on matters of business before the Meeting as if the Meeting was held in person.

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Questions that relate to a specific proposal must indicate which proposal they relate to at the start of the question (e.g. “Proposal 1” or “Auditors”), and must be submitted prior to voting on the proposal so that these questions can be addressed at the appropriate time during the Meeting. If questions do not indicate which proposal they relate to or are received after voting on the proposal, they will be addressed during the general question and answer session after the formal business of the Meeting. During the question and answer session, the chair of the Meeting will answer as many questions as time permits.

Questions or comments submitted through the Lumi platform will be read or summarized by a representative of the Company, after which the chair of the Meeting will respond or direct the question to the appropriate person to respond. If several questions relate to the same or a very similar topic, the questions will be grouped and participants will be advised that the Company has received similar questions. The chair of the Meeting reserves the right to edit or reject questions that he or she considers appropriate, or to respond to a question after the Meeting. The chair of the Meeting has broad authority to conduct the Meeting in a manner that is fair to all Shareholders and may exercise discretion in the order in which questions are asked and the amount of time devoted to any one question.

How will my shares be voted?

Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Card WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE APPOINTMENT OF MNP LLP (“MNP”), AS THE AUDITORS OF THE COMPANY AND FOR THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX AUDITORS’ REMUNERATION AND TERMS OF ENGAGEMENT; FOR THE ELECTION OF DIRECTORS; FOR THE APPROVAL OF THE OMNIBUS PLAN; FOR THE RATIFICATION OF CERTAIN AWARDS UNDER THE OMNIBUS PLAN; AND FOR THE APPROVAL AND ADOPTION OF AN AMENDMENT TO THE ARTICLES OF THE COMPANY. The shares represented by the Proxy Card will be voted or withheld from voting in accordance with the instructions of the Shareholder on any ballot that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Card confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters which may properly come before the Meeting. As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote such proxy according to their best judgment.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.

If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote your brokerage shares on matters that are considered “routine” – at the Meeting, the only “routine” proposal presented is to ratify our independent registered public accounting firm. Your broker will be prohibited from voting your shares without your instructions on the other “non-routine” matters: the election of directors, the approval of the Omnibus Plan, the ratification of awards under the Omnibus Plan and approval of the amendment to the Articles. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.

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Will shares that I own as a Shareholder of record be voted if I do not return my Proxy Card on a timely basis?

Shares that you own as a Shareholder of record will be voted as you instruct on your Proxy Card. If you sign and return your Proxy Card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not return your Proxy Card on a timely basis, your shares will not be voted unless you or your proxy holder attends the Meeting via the live webcast or any adjournment(s) or postponement(s) thereof and electronically submits your votes during the Meeting as described above under the heading “How can I vote at the Meeting?”

When is the deadline to vote?

If you hold shares as the Shareholder of record, your vote by proxy must be received before 10:00 a.m. (Eastern Time) on February 7, 2023, or 48 hours prior to any adjournment(s) or postponement(s) of the Meeting, or must be deposited at the Meeting with the chair of the Meeting before the commencement of the Meeting or any adjournment(s) or postponement(s) thereof.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your Intermediary.

May I change or revoke my vote?

In addition to revocation in any other manner permitted by law, a Shareholder who has given a proxy pursuant to this solicitation may revoke it:

●	at any time up to and including the last business day preceding the day of the Meeting or any adjournment(s) or postponement(s) thereof at which the proxy is to be used by an instrument in writing executed by the Shareholder or by his, her or its attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized, and deposited with Computershare by mail using the enclosed envelope to Computershare Investor Services Inc., Proxy Department, 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, by 10:00 a.m. (Toronto time) by Tuesday, February 7, 2023; or

●	by delivering written notice of such revocation to the chair of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) or postponement(s) thereof.

For shares you hold as a beneficial owner, you may change your vote by submitting new voting instructions to your Intermediary on a timely basis (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Meeting and voting via the live webcast.

Shareholder Proposals and Director Nominations

How can I make a Shareholder proposal for the 2023 Annual General & Special Meeting?

If you want to propose a matter for consideration at the 2023 Annual General & Special Meeting, then that proposal must be received at our registered office at Suite 300 – 235 15th Street, West Vancouver, British Columbia V7T 2X1 by August 15, 2023. Further details on the deadline to submit a Shareholder proposal are available below under “What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?”

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What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?

The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Corporate Secretary no later than the close of business (Central time) on August 15, 2023, and must be submitted to our Corporate Secretary at BriaCell Therapeutics Corp., Suite 300 – 235 15th Street, West Vancouver, British Columbia V7T 2X1. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting. Notwithstanding the foregoing, if the date of next year’s annual meeting has been changed by more than 30 days from the anniversary of the Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

The BCBCA also sets out the requirements for a valid proposal to be presented at next year’s annual general meeting outside of Rule 14a-8 and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered at next year’s annual general meeting outside of Rule 14a-8 must be received at least three (3) months before the anniversary of the Company’s last annual general meeting (February 9, 2024). Any shareholder proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

Proposals that are not submitted on a timely basis or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which Shareholders may nominate director candidates for consideration.

How may I nominate director candidates or present other business for consideration at a meeting?

Shareholders who wish to (1) submit director nominees for consideration (“Nominating Shareholders”), or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by our Articles of Incorporation (“articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about BriaCell?”) and must be updated and supplemented as provided in the articles.

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Subject to compliance with the Company’s advance notice policy, written notice of director nominees must be made to the Corporate Secretary of the Company not less than 30 nor more than 65 days prior to the date of the shareholders meeting, provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement (as defined below) of the date of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following such Notice Date. Any adjournment or postponement of a meeting of shareholders or announcement thereof does not commence a new time period for the giving of a Nominating Shareholder’s notice. See “Advance Notice Policy” under “Proposals 1 and 2 - Election of Directors” in this proxy statement.

Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 25, 2023, or if the date of the Meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the annual meeting is first made by the Company.

Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?”

Subject to compliance with the advance notice policy, to be in proper written form, such notice must set forth the nominee’s name, age, business and residential address; principal occupation or employment (presently and for the past five years); direct or indirect beneficial ownership in, or control or direction over, (i) any class or series of securities of the Company, including options, warrants, or convertible securities, and the material terms thereto; a statement and explanation on whether the person would be an “independent” director within the meaning of NI 52-110; a statement that the person is not prohibited or disqualified from acting as a director of the Company under applicable legislation; and any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with the solicitation of proxies for election of directors pursuant to applicable legislation. The notice must also include the full particulars of any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to applicable legislation. The chair of the Meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in this Policy and, if the chair of the Meeting determines that any proposed nomination is not in compliance with this Policy, to declare that such defective nomination shall be disregarded.

Description of the Company’s Voting Securities

The Company is authorized to issue an unlimited number of Common Shares without par value. At the close of business on the Record Date, December 12, 2022, there were 24 Shareholders of record holding 15,518,018 outstanding Common Shares, and no other shares outstanding.

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Voting Rights

The Common Shares carry one vote per share for all matters coming before Shareholders at the Meeting.

The holders of Common Shares are entitled to receive notice of any meeting of Shareholders of the Company, and to attend and vote at those meetings, except those meetings at which holders of a specific class of shares are entitled to vote separately as a class under the BCBCA.

To the knowledge of the Company, as at the Record Date, based on publicly available filings, as of the Record Date no person or company beneficially owns, controls or directs, directly or indirectly, voting securities carrying 10% or more of the voting rights attached to any class of voting securities of the Company, other than set out in the table below.

Name of Shareholder	Number of Common Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly	Percentage of Common Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly	Percentage of Votes Attaching to All Outstanding Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly
L5 Capital Inc.	1,640,000	10.57%	10.57%

Interest of Certain Persons or Companies in Matters to be acted upon

Except as described elsewhere in this proxy statement, management of the Company is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of (a) any director or executive officer of the Company, (b) any proposed nominee for election as a director of the Company, and (c) any associates or affiliates of any of the persons or companies listed in (a) and (b), in any matter to be acted on at the Meeting, other than the appointment and remuneration of auditors in Proposal 1, the election of the director nominees in Proposal 2, the approval of the Omnibus Plan in Proposal 3, the ratification of certain awards under the Omnibus Plan in Proposal 4, and the approval of an amendment to the Articles in Proposal 5.

Obtaining Additional Information

How may I obtain financial and other information about BriaCell?

Our audited annual consolidated financial statements for the year ended July 31, 2022 are included in our Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC on October 28, 2022 and concurrently filed the Annual Report on Form 10-K on SEDAR at www.sedar.com. We will furnish a copy of our Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any Shareholder who so requests by writing to our Corporate Secretary at the address below under the heading in “How do I obtain additional copies of this proxy statement or voting materials?” The Annual Report on Form 10-K is also available free of charge on the “Investor Relations” section of our website at www.briacell.com/investor-relations, on the SEC’s website at www.sec.gov, and on SEDAR at www.sedar.com.

By writing to us, Shareholders also may obtain, without charge, a copy of our articles, code of conduct and Board standing committee charters.

What if I have questions for the Company’s transfer agent?

If you are a Shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Computershare Investor Services Inc.
Proxy Department,
8th Floor, 100 University Avenue,
Toronto, Ontario M5J 2Y1

How do I obtain additional copies of this proxy statement or voting materials?

If you need additional copies of this proxy statement or the proxy materials, please contact us at:

BriaCell Therapeutics Corp.
Attn: Corporate Secretary
Suite 300 – 235 15th Street,
West Vancouver, British Columbia V7T 2X1
glevin@briacell.com

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OVERVIEW OF PROPOSALS TO BE VOTED ON

Proposals 1, 2, 3, 4, and 5 are included in this proxy statement at the direction of the Board. Our Board unanimously recommends that you vote “FOR” the appointment and remuneration of auditors in Proposal 1, “FOR” the election of the nominees in Proposal 2, “FOR” the approval of the Omnibus Plan in Proposal 3, “FOR” the ratification of certain awards under the Omnibus Plan in Proposal 4 (provided that the ratification of such awards pursuant to Proposal 4 will be contingent upon the approval by the Shareholders of the Omnibus Plan under Proposal 3), and “FOR” the approval and adoption of an amendment to the Articles of the Company in Proposal 5.

PRESENTATION OF FINANCIAL STATEMENTS

The Company’s audited consolidated financial statements as at July 31, 2022, and 2021, together with the auditor’s report thereon, will be presented to the Shareholders at the Meeting. The Company’s audited consolidated financial statements as at July 31, 2022, and 2021 are also available on the Company’s website at www.briacell.com.

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by BriaCell Therapeutics Corp. under the Securities Act of 1933, as amended, or the Exchange Act.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended July 31, 2022 with management. The Audit Committee has also discussed with MNP, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with MNP its independence, and received from MNP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed with MNP, with and without management present, the scope and results of MNP’s audit of such financial statements.

Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended July 31, 2022.

Audit Committee of the Board

Mr. Vaughn C. Embro-Pantalony (Chair)

Dr. Jane Gross

Mr. Martin Schmieg

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PROPOSAL 1 – appointment and remuneration of auditors

The members of the audit committee of our Board (the “Audit Committee”) and our Board believe the continued retention of MNP LLP (“MNP”) as our independent registered accounting firm, and authorizing the Board to fix the auditors’ remuneration is in the best interests of the Company and our Shareholders. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the Shareholders who vote in respect of this proposal. Representatives of MNP are expected to attend the meeting.

In absence of instructions to the contrary, the Common Shares represented by the Proxy are to be voted for the appointment of MNP as the auditor to hold office for the ensuing year at a remuneration to be fixed by the Board.

Principal Independent Accountant Fees and Services

MNP has served as our independent registered public accounting firm since 2015. The engagement of MNP was approved by the Audit Committee and the Board. MNP completed an audit of the Company’s financial statements for the year ended July 31, 2022.

The aggregate fees billed to us by MNP for the indicated services for each of the last two fiscal years were as follows:

	2022	2021
Audit fees (1)	$232,884	$211,000
Audit-related fees (2)	$-	$21,950
Tax fees (3)	$11,900	$11,900
All other fees (4)	$17,134	$17,139

Notes:

(1)	Aggregate fees billed by the auditor (or accrued) for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.
(2)	Aggregate fees billed by the auditor (or accrued) for assurance and related services that are reasonably related to the performance of the review of the Company’s financial statements.
(3)	Aggregate fees billed by the auditor (or accrued) for professional services rendered for tax compliance, tax advice and tax planning.
(4)	Aggregate fees billed by the auditor (or accrued) for assurance and related services that are reasonably related to the performance of the review of the Company’s registration statement on Form F-1.

Audit Fees

Audit fees consist of fees and related expenses billed for professional services rendered for the audit of the financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and include fees for professional services rendered in connection with the annual reports.

Audit fees also consist of fees and related expenses billed for professional services rendered for the review of the quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and include fees for professional services rendered in connection with the quarterly reports. Finally, audit fees include fees and related expenses associated with the issuance of consents by our independent registered public accounting firm to be named in our prospectuses and/or registration statements and to the use of their audit report in the prospectuses and/or registration statements.

Audit-Related Fees

Audit-related fees consist of fees and related expenses billed for assurance and related services (e.g., due diligence services) that traditionally are performed by the independent accountant. More specifically, these services would include, among others: employee benefit plan audits, due diligence related to mergers and acquisitions, and internal control reviews.

Tax Fees

Tax fees consists of fees for services related to tax compliance and tax due diligence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our independent registered public accounting firm.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT AND AUTHORIZING THE BOARD TO FIX THE AUDITORS’ REMUNERATION IN PROPOSAL 1.

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PROPOSAL 2 – election of directors

There are currently seven directors of the Company. At the Meeting, it is proposed that seven directors are to be elected at the Meeting.

Management proposes to nominate at the Meeting each of Dr. William V. Williams, Mr. Jamieson Bondarenko, Dr. Rebecca Taub, Mr. Vaughn C. Embro-Pantalony, Mr. Martin Schmieg, Mr. Marc Lustig and Dr. Jane Gross, to serve as a director of the Company until the next Meeting at which the election of directors is considered, or until his/her successor is duly elected or appointed, unless he/she resigns, is removed, or becomes disqualified in accordance with the articles of the Company or the BCBCA. The persons named in the accompanying Proxy Card intend to vote for the election of such persons at the Meeting, unless otherwise directed. Management does not contemplate that any of the nominees will be unable to serve as a director of the Company.

The following table and the notes thereto set out the name and age of each current director and director nominee (as of December 12, 2022) their respective positions and, if applicable, the period during which he/she has been a director of the Company.

Name and Location of Residence	Age	Position(s)	Principal Occupation During the Past Five Years(5)	Director Since	Number of Common Shares Beneficially Owned or Controlled, Directly or Indirectly(6)
Dr. Jane Gross(1) Park City, Utah, USA	66	Director	Consultant Executive in Research and Development of Therapeutics for Aptevo Therapeutics Inc. (2021 – Present); Independent Director for aTyr Pharmaceuticals (2019 - Present); Chief Scientific Officer and Senior Vice President, Research and Non-Clinical Development at Aptevo Therapeutics (2016 - 2021); Vice President, Applied Research and Non-Clinical Development at Emergent BioSolutions (2011 - Present); Vice President, Immunology Research at ZymoGenetics (2008 - Present).	November 1, 2021	—

Mr. Marc Lustig Vancouver, British Columbia, Canada	50	Director	Founder and Chief Executive Officer, Origin House, which was sold to Cresco Labs Inc. (2015 - 2020); Director, Cresco Labs Inc. (2020 – Present); Executive Chairman, IM Cannabis Corp. (2019 – Present); Founder, Lustig Family Medical Cannabis Research & Care Fund of the Cedars Cancer Foundation (2018 – Present).	August 31, 2021	1,640,000 (10.57	(3) )%

Mr. Jamieson Bondarenko Toronto, Ontario, Canada	38	Chairman, Director	Principal, Managing Director, Equity Capital Markets at Eight Capital (2016 – 2017); Managing Director of Equity Capital Markets and Director, Equity Capital Markets at Dundee Capital Markets (2016 – 2016).	February 4, 2019	119,856 (0.77)%

Dr. William V. Williams Havertown, Pennsylvania, USA	67	President, Chief Executive Officer, Director	President, Chief Executive Officer and Director, BriaCell Therapeutics Corp. (2016 – Present).	November 11, 2016	149,636 (0.96)%

Dr. Rebecca Taub(3) Villanova, Pennsylvania, USA	70	Director	Founder, Director, Chief Medical Officer, Executive Vice President, and Research & Development at Madrigal Pharmaceuticals (2016 – Present); Founder, Director, Chief Executive Officer at Madrigal Pharmaceuticals (2011 – Present);	March 7, 2018	—

Mr. Vaughn C. Embro-Pantalony(1)(2)(3) Toronto, Ontario, Canada	65	Director	Chairman of the Board, Soricimed Biopharma Inc. (2018 – Present); Director, Audit Committee “Chair” and Chief Executive Officer of Microbix Biosystems Inc. (2007 – Present).	March 14, 2019	9,524 (0.06)%

Mr. Martin Schmieg(1)(2) Palm Beach, Florida, USA	60	Director	Chief Technology and Financial Officer, Clear Intradermal Technologies, Inc. (formerly ClearIt, LLC) (2021-Present); Co-Founder, General Manager and CEO, ClearIt, LLC (2013 – 2021); Founder and General Manager, Soar Ventures (2013 – Present).	May 10, 2016 – March 14, 2019 November 24, 2020(4)	575 (0.00)%

				TOTAL:	1,919,591 (12.37)%

Notes:

(1)	Members of the Audit Committee. The Chair is Mr. Vaughn C. Embro-Pantalony.
(2)	Members of the Compensation Committee. The Chair is Mr. Martin Schmieg.
(3)	Members of the Nominating and Corporate Governance Committee. The Chair is Mr. Vaughn C. Embro-Pantalony.
(4)	On May 10, 2016, Mr. Martin Schmieg was appointed a Director of the Company, resigned on March 14, 2019, and re-joined the Board on November 24, 2020.
(5)	The information as to principal occupation, business or employment is not within the knowledge of the Company and has been furnished by the respective Nominees.
(6)	The percentage of voting rights calculations stated above is based on 15,518,018 Common Shares outstanding as at the close of business on December 12, 2022.

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Biographical Information

The biographies of the proposed nominees for the Board are set out below.

Dr. Jane Gross, Director, was appointed to the Company’s Board on November 1, 2021. Dr. Gross is a highly experienced biotech executive with over 30 years in leading research and development teams from discovery through preclinical evaluation and clinical development of therapeutics for the treatment of cancer and autoimmune and inflammatory diseases. Dr. Gross has served as a consultant executive in research and development for Aptevo Therapeutics Inc. since 2021. Dr. Gross has also served as an independent director for aTyr Pharmaceuticals (Nasdaq: LIFE) since 2019, a biotechnology company developing novel therapeutics for respiratory diseases and multiple cancer indications. Dr. Gross’s experience includes roles such as Chief Scientific Officer and SVP, Research and Non-Clinical Development at Aptevo Therapeutics (Nasdaq: APVO) from 2016 to 2022, during which she led the discovery of novel antibody-based, biospecific protein therapeutics as immunotherapies to treat diseases like cancer. Previously, Dr. Gross served as VP, Applied Research and Non-Clinical Development at Emergent BioSolutions (NYSE: EBS) from 2011 to 2016, during which she successfully introduced a drug to patients from the design stage into the clinic stage. Formerly, as VP, Immunology Research at ZymoGenetics from 2009 to 2010, Dr. Gross discovered and developed 30+ new product candidates, completed partnerships and out-licensing of assets, and helped position ZymoGenetics for a successful acquisition by Bristol Myers Squibb (NYSE: BMY) in 2010. Dr. Gross earned her Ph.D. in Immunology from the University of California, Berkeley and her Post-Doctoral Fellowship from the University of Washington in Immunology. We believe that Dr. Gross is qualified to serve as a member of our Board due to her extensive industry-specific research and business experience, as well as her impressive academic background.

Mr. Marc Lustig, Director, was appointed to the Company’s Board on September 1, 2021. Mr. Lustig is a highly regarded investor, entrepreneur, and corporate finance veteran with a deep understanding of the life sciences industry, including biotechnology and pharmaceuticals, as well as the legal cannabis industry. In 2015, Mr. Lustig founded Origin House, serving as CEO and Chairman until Origin House was sold to Cresco Labs Inc. (CSE: CL; OTCQX: CRLBF) in 2020, where he has served as a director and as Head of Capital Markets since January 2020. Mr. Lustig has also served as the Executive Chairman of the board of IM Cannabis Corporation, a leading international cannabis company, since 2019. In addition to being a director of a number of public companies, he founded the Lustig Family Medical Cannabis Research & Care Fund of the Cedars Cancer Foundation in 2018, which provides cannabis to palliative cancer patients. His professional experience includes working at Merck & Co. from 1997 to 2001, and his capital markets career includes roles in biotechnology equity research and corporate finance. Mr. Lustig holds MSc and MBA degrees from McGill University. We believe that Mr. Lustig is qualified to serve as a member of our Board because of his industry-specific and capital markets experience.

Mr. Jamieson Bondarenko, CFA, CMT, Chairman and Director, was appointed as a Director of the Company on February 12, 2019 and elected as Chairman on April 24, 2019. Mr. Bondarenko provides strategic capital markets & corporate development advice to early-stage life sciences companies through his merchant capital company, JGRNT Capital Corp., a company he founded in November 2016. From December 2016 through October 2017, he served as Principal and Managing Director of the Equity Capital Markets group of Eight Capital. He also held several positions in the Capital Markets division of Dundee Securities Ltd., including Managing Director from July 2016 through December 2016, Director from October 2015 through July 2016, Vice President from December 2012 through October 2015 and Associate from February 2010 through December 2012. We believe that Mr. Bondarenko is qualified to serve as a member of our Board because of his industry-specific and capital markets experience.

Dr. William V. Williams, MD, President, Chief Executive Officer and Director, is a seasoned biopharmaceutical executive with over 35 years of industry and academic expertise, including significant clinical management in multinational pharmaceutical companies. Dr. Williams has served as President, Chief Executive Officer and Director of the Company since November 1, 2016. Dr. Williams served as Vice President of Exploratory Development at Incyte Corporation from March 2005 through November 2016. There he facilitated entry of over 20 compounds into the clinic, including ruxolitinib (Jakafi), baricitinib (Olumiant), and epacadostat. Dr. Williams held several positions at GlaxoSmithKline Pharmaceuticals, including Director and Head of Clinical Pharmacology, Musculoskeletal, Inflammation, Gastrointestinal and Urology from December 2004 through March 2005; Director and Head of Clinical Pharmacology, Oncology, Musculoskeletal and Inflammation from March 2002 through December 2004; and Head of Experimental Medicine and Vice President of Clinical Pharmacology from December 2000 through March 2002. He has also served as Assistant Professor of Medicine and the Director of Rheumatology Research at the University of Pennsylvania from July 1991 through January 1998. Dr. Williams earned his BSc in Chemistry and Biotechnology from Massachusetts Institute of Technology and Medical Doctorate from Tufts University School of Medicine. We believe that Dr. Williams is qualified to serve as a member of our Board because of his experience as our President and Chief Executive Officer, as well as his depth of academic and biopharmaceutical industry experience.

Dr. Rebecca Taub, MD, Director, has been a Director of the Company since her appointment on March 18, 2019. Dr. Taub currently serves as the President of Research and Development for Madrigal Pharmaceuticals, a clinical-stage biopharmaceutical company. She previously served as Vice President of Research and Development from July 2016 and was recently promoted to President of Research and Development on June 27, 2019. She has also served as Madrigal’s Chief Medical Officer since July 2016. Dr. Taub served as the CEO and a director of Madrigal from September 2011 until Madrigal’s merger with Synta Pharmaceuticals Corp. in July 2016. Prior to joining Madrigal, Dr. Taub served as Senior Vice President, Research and Development of VIA Pharmaceuticals from 2008 to 2011 and as Vice President, Research, Metabolic Diseases at Hoffmann-LaRoche from 2004 to 2008. In those positions, Dr. Taub oversaw clinical development and drug discovery programs in cardiovascular and metabolic diseases, including the conduct of a series of Phase I and II proof of conduct clinical trials. Dr. Taub led drug discovery programs, including target identification, lead optimization and advancement of preclinical candidates into clinical development. From 2000 through 2003, Dr. Taub worked at Bristol-Myers Squibb Co. and DuPont Pharmaceutical Company, in a variety of positions, including Executive Director of CNS and metabolic diseases research. Before becoming a pharmaceutical executive, Dr. Taub was a tenured Professor of Genetics and Medicine at the University of Pennsylvania, and remains an adjunct professor. Dr. Taub is the author of more than 120 research articles. Before joining the faculty of the University of Pennsylvania, Dr. Taub served as an Assistant Professor at the Joslin Diabetes Center of Harvard Medical School, Harvard University and an associate investigator with the Howard Hughes Medical Institute. Dr. Taub received her M.D. from Yale University School of Medicine and her B.A. from Yale College. We believe that Dr. Taub is qualified to serve as a member of our Board due to her extensive experience as a biopharmaceutical researcher and pharmaceutical executive, heading up major development programs in non-alcoholic steatohepatitis.

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Mr. Vaughn C. Embro-Pantalony, MBA, FCPA, FCMA, CDIR, ACC, Director, has been a Director of the Company since his appointment on March 18, 2019. In February 2018, he joined the board of directors of Soricimed Biopharma Inc., a private clinical-stage biopharma company developing targeted cancer therapies, and in August 2018 he was appointed Chairman of the board of Soricimed, where he continues to serve in this capacity. Mr. Embro-Pantalony is currently President of Stratpath Management Inc., consulting on strategy and governance to the life sciences sector. He is also a director of Microbix Biosystems Inc., a public company and leading manufacturer of viral and bacterial antigens and reagents for the global diagnostics industry. He originally joined Microbix as a director in February 2007, and he also served as its President and Chief Executive Officer from November 2012 to July 2017. He has held other executive positions in life sciences with responsibility for finance, business development, strategic planning and information technology, including Vice President, Finance, and Chief Financial Officer of Novopharm Limited from May 2003 through April 2006; Vice President, Information Technology, and Chief Information Officer of Bayer Inc. from July 1999 through April 2003; Vice President, Finance and Administration of Bayer Healthcare from October 1996 through June 1999; and Director, Finance and Administration and Chief Financial Officer of Zeneca Pharma Inc. from March 1995 through August 1996. He received his bachelor’s degree from Wilfrid Laurier University and his master of business administration degree from University of Windsor. He is a Fellow Chartered Professional Accountant and a Chartered Director (C. Dir.) and is Audit Committee Certified (A.C.C.) through the Directors College, McMaster University. We believe that Mr. Embro-Pantalony is qualified to serve as a member of our Board due to his extensive experience as a pharmaceutical and life sciences executive.

Mr. Martin Schmieg, Director rejoined the Company’s Board on November 24, 2020. Having served as a member of BriaCell’s Board from 2016 to March 2019, Mr. Schmieg is a “C” level executive with a diversified background in the global biotech, med-tech and pharmaceutical industries with 40 years of business experience. Since November 2021, Mr. Schmieg has served as Chief Technology and Financial Officer of Clear Intradermal Technologies, Inc. (formerly ClearIt, LLC). From 2013 to November 2021, Mr. Schmieg served as Co-Founder, General Manager and CEO of ClearIt, LLC, an emerging private technology company based in Massachusetts which is developing the ERASER System for aesthetic and medical skin treatments. He has also served as the Founder and General Manager of Soar Ventures, a strategic advisory services firm, since 2013. Since 2010, Mr. Schmieg has been providing strategic advisory services to the life sciences industry, including engagements with the following companies: NeoStem, Inc. (now Caladrius Biosciences, Inc.), Beckman Coulter Genomics, Calimmune, Inc., Cryoport, Inc., and Sapientia Pharmaceuticals, Inc. In 2006, Mr. Schmieg assumed the position of Chief Executive Officer of Freedom-2, Inc., a venture start-up in novel dermatology applications, which was reverse merged into Nuvilex, Inc., now PharmaCyte, Inc. As a hands-on leader, Mr. Schmieg’s early career focused on accounting and financial management responsibilities, serving as Chief Financial Officer to privately held Advanced Bionics Corporation from 2003 to 2004 and Cytometrics, Inc. from 1992 to 2000, as well as publicly traded Isolagen, Inc. from 2005 to 2006 and Sirna Therapeutics, Inc. from 2004 to 2006. Mr. Schmieg holds a BS from LaSalle University, Philadelphia, PA and is a certified public accountant. We believe that Mr. Schmieg is qualified to serve as a member of our Board due to his extensive experience in the capital markets and pharmaceutical industry.

No proposed director is being elected under any arrangement or understanding between the proposed director and any other person or company.

The persons named in the accompanying Proxy Card (if named and absent contrary directions) intend to vote the shares represented thereby FOR the election of each of the aforementioned named nominees unless otherwise instructed on a properly executed and validly deposited proxy. Management of the Company does not contemplate that any nominees named above will be unable to serve as a director, but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed Proxy Card reserve the right to vote for another nominee at their discretion.

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Majority Voting for Election of Directors

The Company’s common shares are listed on the Toronto Stock Exchange (“TSX”) under the symbol “BCT”. Pursuant to the requirements of the TSX, the Board has adopted a policy for majority voting for individual directors (the “Majority Voting Policy”). The Proxy Card for the Meeting enables each Shareholder to vote for, or withhold their Common Shares from voting on, the election of each Nominee separately. In accordance with the terms of the Majority Voting Policy, if the votes “for” the election of a Nominee are fewer than the votes “withheld”, the Nominee will be required to tender his or her resignation promptly after the Meeting for the consideration of the Nominating and Corporate Governance Committee of the Board (the “Governance Committee”). Absent exceptional circumstances that would warrant the continued service of the applicable director on the Board, the Governance Committee is expected to recommend acceptance of the resignation by the Board. The Governance Committee will make a recommendation to the Board after reviewing the matter, and the Board will then decide whether to accept or reject the resignation. Following the Board’s decision, which must be made within 90 days after the date of the Meeting, the Board will promptly issue a news release publicly disclosing its decision whether to accept or reject the applicable director’s resignation, including the reasons for rejecting the resignation, if applicable. If a resignation is accepted, subject to any corporate law restrictions, the Board may leave the vacancy unfilled or appoint a new director to fill the vacancy. The director whose resignation is being considered will not participate in any Governance Committee or Board deliberations as to whether to accept or reject the resignation. The Majority Voting Policy does not apply in circumstances involving contested director elections (i.e., where the number of Nominees exceeds the number of directors to be elected).

Replacement or Removal of Directors

To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the resignation or removal of directors, in both instances whether by Shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.

Advance Notice Policy

Our Board adopted an Advance Notice Policy on December 18, 2015 (the “Advance Notice Policy”), under which Nominating Shareholders must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by the Advance Notice Policy.

Subject to compliance with the Advance Notice Policy, written notice of director nominees must be made to the Corporate Secretary of the Company not less than 30 nor more than 65 days prior to the date of the shareholders meeting, provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement (as defined below) of the date of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following such Notice Date. Any adjournment or postponement of a meeting of shareholders or announcement thereof does not commence a new time period for the giving of a Nominating Shareholder’s notice. See “Advance Notice Policy” under “Proposals 1 and 2 - Election of Directors” in this proxy statement.

Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 25, 2023, or if the date of the Meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the annual meeting is first made by the Company.

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Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this proxy statement or voting materials?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?”

Subject to compliance with the Company’s Advance Notice Policy, to be in proper written form, such notice must set forth the nominee’s name, age, business and residential address; principal occupation or employment (presently and for the past five years); direct or indirect beneficial ownership in, or control or direction over, (i) any class or series of securities of the Company, including options, warrants, or convertible securities, and the material terms thereto; a statement and explanation on whether the person would be an “independent” director within the meaning of NI 52-110; a statement that the person is not prohibited or disqualified from acting as a director of the Company under applicable legislation; and any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with the solicitation of proxies for election of directors pursuant to applicable legislation. The notice must also include the full particulars of any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to applicable legislation.

The chair of the Meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in this Policy and, if the chair of the Meeting determines that any proposed nomination is not in compliance with this Policy, to declare that such defective nomination shall be disregarded.

Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions

Except as described below, no proposed director is, or within the ten years prior to the date of this proxy statement has been, a director, Chief Executive Officer (“CEO”) or Chief Financial Officer (“CFO”) of any company, including the Company, that was subject to (i) a cease trade order, (ii) an order similar to a cease trade order, or (iii) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 days:

(a)	that was issued while the proposed director was acting in the capacity as director, CEO or CFO;

(b)	that was issued after the proposed director ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO; or

(c)	while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

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Individual Bankruptcies

None of the proposed directors of the Company have, within the ten years prior to the date of this proxy statement, become bankrupt or made a proposal under any legislation relating to bankruptcy or insolvency, or been subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

Penalties or Sanctions

None of the proposed directors of the Company have been subject to: (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or have entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a proposed director.

Certain Relationships and Related Transactions

Related Party Transactions

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making operating and financial decisions. This would include the Company’s senior management, who are considered to be key management personnel by the Company. Parties are also related if they are subject to common control or significant influence. Related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties. The Audit Committee is charged with oversight over related party transactions entered into by the Company.

Company Transactions with Related Parties

There have been no transactions since August 1, 2020 to which the Company has been a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of the Company’s directors, executive officers or, to the Company’s knowledge, beneficial owners of more than 5% of the Company’s capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere herein. The Company is not a party to a current related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

The Governance Committee is responsible for approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) on an ongoing basis in accordance with the Company’s related party transaction approval policy. Under this policy, the following types of transactions must be approved or ratified by the Governance Committee:

●	any transaction exceeding the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years in which a related party has or will have direct or indirect material interest;

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●	any transaction that would require Shareholder approval, a formal valuation or disclosure under Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions;

●	any transaction pursuant to which a director or officer has a disclosable interest pursuant to Section 147 of the BCBCA or under any similar provision of any other corporate statute applicable to the Company; and

●	any other transaction for which disclosure would be required pursuant to Item 404 of Regulation S-K.

In determining whether or not to approve a related party transaction, the Governance Committee will consider, among other relevant factors:

●	the terms of the transaction, including the related party’s interest and the purpose and timing of the transaction;

●	whether the Company has demonstrable business reasons to enter into the transaction;

●	whether the transaction would impair the independence of a director; and

●	any potential reputational or other risk issues.

Director Independence

The independence of the Company’s directors has been determined under the corporate governance rules of Nasdaq (the “Nasdaq Rules”), NI 58-101, and NI 52-110.

Under the Nasdaq Rules, independent directors must comprise a majority of a listed company’s board of directors. For purposes of the Nasdaq Rules, an independent director means a person other than an executive officer or employee of the company who, in the opinion of the board of directors, has no relationship with the company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under NI 58-101, a director is considered to be independent if he or she is independent within the meaning of Section 1.4 of National Instrument 52-110—Audit Committees. Section 1.4 of NI 52-110 generally provides that a director is independent if he or she has no direct or indirect relationship with the issuer which could, in the view of the issuer’s board of directors, be reasonably expected to interfere with the exercise of the director’s independent judgment.

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Dr. Gross, Dr. Taub, Mr. Embro-Pantalony, Mr. Schmieg, Mr. Lustig and Mr. Bondarenko, representing six of the seven members of our Board, are “independent” as that term is defined under the Nasdaq Rules. In making this determination, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our shares by each non-employee director. Dr. Williams is not independent under the Nasdaq Rules, NI 58-101, and NI 52-110 by virtue of being the Company’s Chief Executive Officer. Mr. Lustig is not independent under NI 58-101 and NI 52-110 by virtue of being a significant securityholder of the Company, but does qualify as independent under the Nasdaq Rules.

Certain members of our Board are also members of the boards of other public companies. Our Board has not adopted a director interlock policy, but is kept informed of other public directorships held by its members.

Requirements under the Business Corporations Act (British Columbia)

In accordance with the BCBCA, each director and officer must disclose the nature and extent of any interest that he or she has in a material contract or material transaction whether made or proposed with the Company, if the director or officer is a party to the contract or transaction, is a director or an officer or an individual acting in a similar capacity of a party to the contract or transaction, or has a material interest in a party to the contract or transaction. Subject to certain limited exceptions under the BCBCA, no director may vote on a resolution to approve a material contract or material transaction which is subject to such disclosure requirement.

As of the date hereof, except as otherwise disclosed in our Annual Report on Form 10-K, to the knowledge of the Board or the management of the Company, there are no material interests, whether direct or indirect, of any informed person of the Company, any proposed director of the Company, or any associate or affiliate of any informed person or proposed director, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company of any of its subsidiaries.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES IN PROPOSAL 2.

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PROPOSAL 3 – APPROVAL OF THE OMNIBUS PLAN

At the Meeting, Shareholders will be asked to consider and, if thought advisable, pass an ordinary resolution substantially in the form set out below, approving the new omnibus equity incentive plan, in substantially the form set out as Schedule “I” to this proxy statement (the “Omnibus Plan”).

Approval of the Omnibus Plan

Background

The Board has determined that it is advisable to adopt the Omnibus Plan, which it believes is in the best interests of the Company. The new Omnibus Plan will supersede the Company’s current Stock Option Plan (the “Existing Option Plan”), and no additional grants will be made under the Existing Option Plan. Among other things, the new Omnibus Plan will allow for the issuance of performance share units (“PSUs”), restricted share units (“RSUs”), and deferred share units (“DSUs”, and together with PSUs and RSUs, the “Share Units”). Stock Options (“Options” and together with the Share Units, “Awards”) granted under the Existing Option Plan will remain outstanding and will be governed by the terms of the Existing Option Plan.

The Board is of the view that the Omnibus Plan is required in order to provide additional incentive to, and attract and retain, the key executives necessary for the Company’s long-term success, to encourage executives to further the development of the Company and its operations, and to motivate top quality and experienced executives.

New Plan Benefits Table

The following table sets forth the number of Common Shares underlying outstanding awards issued to the officers and directors of the Company under the Omnibus Plan as of January 17, 2023.

Name and Position	Dollar Value ($)	Number of units
Dr. William V. Williams, Chief Executive Officer	$123,072	19,200 shares underlying RSUs
Executive Group	$123,072	19,200 shares underlying RSUs
Non-Executive Director Group	0	0
Non-Executive Officer Group	0	0

As of January 17, 2023, no securities have been issued under the Omnibus Plan, except as set forth above, to any officer, director, employee or consultant, and all future awards under the Omnibus Plan will be granted in amounts and to individuals as determined by the Board in its sole discretion. Therefore, except as set forth above, the benefits or amounts that will be received by employees, officers, directors and consultants under the Omnibus Plan are not determinable at this time.

Purpose

The purpose of the Omnibus Plan is to attract and retain officers, employees, directors and consultants of the Company and/or its affiliates, and to ensure the interests of key persons are aligned with the success of the Company and its affiliates.

A summary of the key terms of the Omnibus Plan is set out below, which is qualified in its entirety by the full text of the Omnibus Plan. A copy of the Omnibus Plan is attached as Schedule “I” hereto.

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Summary of the Omnibus Plan

Administration of the Omnibus Plan

The Omnibus Plan is administered by the Board, which shall have full authority to administer this Plan, including the authority to: (i) grant Awards to Eligible Participants (as defined below); (ii) determine the exercise price, performance period, performance vesting conditions, vesting schedule, term, limitations, intended tax treatment, restrictions and conditions applicable to Awards; (iii) interpret, administer and construe the Omnibus Plan; (iv) subject to the rules of the TSX, waive or amend any vesting conditions (including performance vesting conditions) or vesting schedule; (v) establish, amend and rescind any rules and regulations relating to the Omnibus Plan; and (vi) make any other determinations that the Board deems necessary or desirable for the administration of the Omnibus Plan; subject to compliance with regulatory requirements.

The Board may correct any defect or supply any omission or reconcile any inconsistency in the Omnibus Plan, in the manner and to the extent the Board deems, in its discretion, necessary or desirable. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and conclusive and shall be binding on each employee, director and consultant of the Company or its affiliates that holds an Award (collectively, the “Participants”) and the Company.

No member of the Board shall be personally liable for any action taken or determination or interpretation made in good faith in connection with this Plan and all members of the Board shall, in addition to their rights as directors of the Company, be fully protected, indemnified and held harmless by the Company with respect to any such action taken or determination or interpretation made. The appropriate officers of the Company are hereby authorized and empowered to do all things and execute and deliver all instruments, undertakings and applications and writings as they, in their absolute discretion, consider necessary or desirable for the implementation of this Plan and of the rules and regulations established for administering this Plan. All costs incurred in connection with this Plan shall be for the account of the Company. This Plan shall be administered in accordance with the rules and policies of the TSX by the Board so long as the Common Shares are listed on the TSX.

All of the powers exercisable under the Omnibus Plan by the Board may, to the extent permitted by applicable law and as determined by resolution of the Board, be exercised by a committee of the Board comprised of not fewer than three directors of the Company, who shall satisfy such additional securities law and TSX rule requirements as may be determined by the Board from time to time.

Eligibility

Any employee, director or consultant of the Company or any of its affiliates (collectively, “Eligible Participants”) is eligible to participate in the Omnibus Plan. Approximately 12 employees, 4 officers, 6 non-employee directors, and 5 consultants would be eligible to participate in the Omnibus Plan if it were currently in place. The extent to which any Eligible Participant is entitled to receive a grant of an Award pursuant to the Omnibus Plan will be determined in the sole and absolute discretion of the Board. Notwithstanding the foregoing, directors of the Company shall not be eligible to receive PSUs.

Common Shares Subject to the Omnibus Plan

The maximum number of Common Shares reserved for issuance under the Omnibus Plan (together with all equity compensation plans) shall not exceed 15% of the Company’s issued and outstanding Common Shares from time to time on a non-diluted basis, of which the maximum number of Common Shares reserved for issuance under the Omnibus Plan pursuant to (i) Incentive Stock Options (as defined in the Omnibus Plan) is subject to a sublimit of 2,327,700, and (ii) Share Units is subject to a sublimit of 5% of the issued and outstanding Common Shares as calculated from time to time, on a non-diluted basis. As of the date of this Proxy Statement, the number of Common Shares representing 15% of the current issued and outstanding Common Shares is 2,327,700.

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The Omnibus Plan is considered to be an “evergreen” plan as Common Shares in respect of Options that have been cancelled, surrendered or terminated or that expire without being exercised and Common Shares underlying Share Units which expire, terminate or are settled or cancelled shall again be available for issuance under the Omnibus Plan, and the number of Awards that may be granted under the Omnibus Plan increases if the total number of issued and outstanding Common Shares of the Company increases. As such, the Omnibus Plan must be approved by the majority of the Company’s Board, as it was on August 2, 2022, and by its Shareholders every three years following its adoption pursuant to the requirements of the TSX.

Insider Participation Limit, Individual Limits, Annual Grant Limits and Non-Employee Director Limits

The Omnibus Plan provides that the maximum number of Common Shares: (a) issuable to insiders at any time; and (b) issued to insiders within any one year period, under the Omnibus Plan, or when combined with all of the Company’s other share compensation arrangements, cannot exceed 10% of the Company’s issued and outstanding securities.

The aggregate value of all Awards granted to any one director who is neither a consultant nor an employee in any one year period under all security-based compensation arrangements of the Company may not exceed $150,000 (with no more than $100,000 attributable to Options) based on the grant date fair value of the Awards, other than (i) Awards granted in lieu of cash fees payable for serving as a director, or (ii) one-time initial grants of Awards made to a new non-employee Director upon joining the Board.

Types of Awards

The Omnibus Plan provides for the grant of Options and Share Units. All of the Awards described below are subject to the conditions, limitations, restrictions, exercise price, vesting, settlement and forfeiture provisions determined by the Board, in its sole discretion, subject to such limitations provided in the Omnibus Plan, and will generally be evidenced by an Award Agreement (as such term is defined in the Omnibus Plan). In addition, subject to the limitations provided in the Omnibus Plan and in accordance with applicable law, the Board may accelerate or defer the vesting of Awards, modify outstanding Awards, and waive any condition imposed with respect to Awards or Common Shares issued pursuant to Awards.

Stock Options

An Option entitles a holder thereof to purchase a prescribed number of Common Shares from treasury at an exercise price set at the time of the grant. The Board will establish the exercise price at the time each Option is granted, which exercise price must in all cases the greater of: (i) the Fair Market Value of the Common Shares on the date of grant; and (ii) the closing price of the Common Shares on the TSX on the date of grant. Where “Fair Market Value” means, with respect to a Common Share, as at any date, the closing price of the Common Shares on the TSX on the last trading day immediately preceding the applicable date or, if the Common Shares are not then readily tradable on an established securities market, the fair market value of such Common Shares as determined by the Board (by the reasonable application of a reasonable valuation method).

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Subject to the provisions set forth in the Omnibus Plan and any Shareholder or regulatory approval which may be required, the Board shall, from time to time, in its sole discretion, (i) designate the Eligible Participants who may receive Options under the Omnibus Plan, (ii) fix the number of Options, if any, to be granted to each Eligible Participant and the date or dates on which such Options shall be granted, and (iii) determine the relevant vesting provisions (including performance criteria, if applicable) and the Option term, which shall not be more than ten years from the date the Option is granted.

Subject to the approval of the Board, a Participant who is entitled to exercise an Option may exercise such Option on a cashless basis. In such event, a Participant may give notice in writing to the Company of the Participant’s intention to elect to surrender a number of vested Options in exchange for an amount equal to (i) the aggregate fair market value of the Common Shares underlying the vested Options being surrendered, minus (ii) the aggregate exercise price of the Common Shares underlying the vested Options being surrendered and any applicable withholding taxes. The Company shall satisfy the payment of such amount by issuing to the Participant such number of Common Shares (rounded down to the nearest whole number) with an aggregate Fair Market Value equal to such amount. Employees in the United States shall be cautioned that utilizing the cashless exercise feature may result in negative tax consequences for Options.

Subject to the approval of the Board, a Participant may give notice in writing to the Company of the Participant’s intention to exercise any Option pursuant to a broker-assisted cashless exercise and elect to receive: (i) an amount in cash equal to the cash proceeds realized upon the sale in the capital markets of the Common Shares underlying the Options by a securities dealer designated by the Company, less the aggregate exercise price, any applicable withholding taxes, and any transfer costs charged by the securities dealer to sell the Common Shares; (ii) an aggregate number of Common Shares that is equal to the number of Common Shares underlying the Options minus the number of Common Shares sold in the capital markets by a securities dealer designated by the Company as required to realize cash proceeds equal to the aggregate exercise price, any applicable withholding taxes and any transfer costs charged by the securities dealer to sell the Common Shares; or (iii) a combination of (i) and (ii).

In respect of Participants who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for tax purposes, the additional provisions in Schedule “F” of the Omnibus Plan will apply to any grant of Options.

Share Units

A Share Unit is an Award in the nature of a bonus for services rendered in the year of grant, that, upon settlement, entitles the recipient to receive a Common Share subject to such restrictions and conditions on vesting as the Board may determine at the time of grant. Restrictions and conditions on vesting of the Share Units, may, without limitation, be based on the passage of time during continued employment or other service relationship (typically in respect of an RSU) the achievement of specified performance criteria (typically in respect of a PSU), or both. The Board shall, from time to time, in its sole discretion, (i) designate the Eligible Participants who may receive Share Units under the Omnibus Plan, (ii) fix the number of Share Units, if any, to be granted to each Eligible Participant and the date or dates on which such Share Units shall be granted, (iii) determine the relevant conditions, vesting provisions (including the applicable performance period and performance criteria, if any) and the period between the date of grant of such Share Units and the latest vesting date in respect of any portion of such Share Units, and (iv) any other terms and conditions applicable to the granted Share Units.

Subject to the vesting and other conditions and provisions in the Omnibus Plan and in the applicable Award Agreement, each Share Unit entitles the holder thereof to receive, on settlement, to the number of Common Shares that is equal to the number of vested Share Units held by the Eligible Participant as at the vesting date (rounded down to the nearest whole number), as fully paid and non-assessable Common Shares (net of Common Shares withheld to satisfy any applicable withholding taxes).

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An account, called a “Share Unit Account”, shall be maintained by the Company or a third party administrator for each Participant and will be credited with such grants of Share Units or Dividend Share Units (as defined below) as are received by the Participant from time to time. Share Units that fail to vest or that are settled in accordance with the Omnibus Plan shall be cancelled and shall cease to be recorded in the Participant’s Share Unit Account as at the date on which such Share Units are forfeited or cancelled under the Omnibus Plan or are settled, as the case may be. Where a Participant has been granted one or more Share Unit(s), such Share Unit(s) (and related Dividend Share Units) shall be recorded separately in the Participant’s Share Unit Account.

Dividend Equivalents

When regular dividends (other than stock dividends) are paid on Common Shares, additional Share Units (“Dividend Share Units”) shall be credited to a Participant’s Share Unit Account as at the dividend payment date. The number of Dividend Share Units to be credited to the Participant’s Share Unit Account shall be determined by multiplying the aggregate number of Share Units held by the Participant on the relevant record date by the amount of the dividend paid by the Company on each Common Share, and dividing the result by the Fair Market Value on the dividend payment date, which Dividend Share Units shall be in the form of either RSUs, PSUs, or DSUs as applicable. Dividend Share Units credited to a Participant’s Share Unit Account will be subject to the same vesting and settlement conditions applicable to the related RSUs, PSUs or DSUs.

Black-out Periods

If an Option expires during, or within ten days after, a routine or special trading blackout period imposed by the Company to restrict trades in the Company’s securities, then, subject to certain exceptions, the Option shall expire ten business days after the expiration of the blackout period (the “Blackout Extension Date”). Notwithstanding the foregoing, the Blackout Extension Date shall be available (a) only when the routine or special trading blackout period is self-imposed by the Company, and (b) applies to all Participants, under the same terms and conditions. For greater certainty, the Board does not have discretion to extend the Blackout Extension Date beyond ten business days after the expiration of the blackout period.

Expiry Date of Awards

While the Omnibus Plan does not stipulate a specific term for Awards granted thereunder, (a) the expiry date of an Option may not be more than 10 years from its date of grant, and (b) the settlement date of a DSU may not be later than December 31 of the third year from its date of grant, except, in each case, where an expiry date would have fallen within a blackout period of the Company. All Awards must vest and settle in accordance with the provisions of the Omnibus Plan and any applicable Award Agreement, which Award Agreement may include an expiry date for a specific Award.

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Termination of Employment or Services

Options

Options that are not vested as at the Participant’s Termination Date for any reason shall automatically terminate on the Termination Date. Where “Termination Date” means: (i) in respect of a Participant who is a director or consultant of the Company or its affiliates, the date the Participant ceases to be a director or consultant for any reason, as applicable; and (ii) in respect of a Participant who is an employee of the Company or its affiliates, the Participant’s last day of active employment with his or her employer (other than in connection with the Participant’s transfer of employment to an affiliate of his or her employer); in each case, regardless of whether the Participant’s employment or engagement with the Company or any of its affiliates is terminated with or without cause, with or without notice, lawfully or unlawfully, and does not include any period of statutory, contractual, common law, civil law or other notice of termination of employment or engagement or any period of salary continuance, severance or deemed employment or other periods of time in respect of which damages are paid or payable to the Participant in respect of the termination of employment or engagement, whether pursuant to an employment agreement, service agreement or other agreement or at law. Any applicable severance period or notice period shall not be considered a period of employment or engagement for purposes of the Participant’s rights under the Omnibus Plan.

In the event a Participant ceases to be an employee, director or consultant of the Company or any of its affiliates other than as a result of a termination for cause or the Participant’s death or disability, then unless otherwise provided in the applicable resolution authorizing the grant of such Options, the Participant may, within 90 days after the Participant’s Termination Date, or such shorter period as is remaining in the term of the Options, exercise the Participant’s vested Options in accordance with the Omnibus Plan. At the end of such 90-day period or such shorter period as is remaining in the term of the Options, the unexercised Options shall automatically terminate, be forfeited for no consideration and be of no further force or effect and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

In the event a Participant ceases to be an employee, director or consultant of the Company or any of its affiliates as a result of the Participant’s death, then unless otherwise provided in the applicable resolution authorizing the grant of such Options, the legal representative of the Participant’s estate may, within one year after the Participant’s Termination Date, or such shorter period as is remaining in the term of the Options, exercise the Participant’s vested Options in accordance with the Omnibus Plan. At the end of such one-year period or such shorter period as is remaining in the term of the Options, the unexercised Options shall automatically terminate, be forfeited for no consideration and be of no further force or effect and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant’s estate in respect thereof as compensation, damages or otherwise.

In the event a Participant ceases to be an employee, officer, director or consultant of the Company or any of its affiliates as a result of being terminated for cause, all Options that are held by such Participant, whether vested or unvested, shall automatically terminate on the Termination Date and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

Share Units

Share Units that are not vested as at the Participant’s Termination Date for any reason, other than death or disability, shall automatically terminate on the Termination Date and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

In the event a Participant ceases to be an employee, director or consultant of the Company or any of its affiliates other than as a result of a termination for cause, then any vested Share Units in the Participant’s Share Unit Account on the Termination Date shall be settled as soon as practicable following the Termination Date in accordance with the Omnibus Plan.

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In the event a Participant ceases to be an employee, director or consultant of the Company or any of its affiliates as a result of being terminated for cause, all Share Units that are held by such Participant, whether vested or unvested, shall automatically terminate on the Termination Date and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

In the event a Participant ceases to be an employee, director or consultant of the Company as a result of death or disability, Share Units that are not vested as at the Participant’s Termination Date shall be deemed to vest on the Termination Date: (i) in the case of RSUs, in the proportion that the time a Participant was an employee, officer, director or consultant during the particular vesting period, as provided in the applicable agreement, is of the entire time of the particular vesting period, as provided in the applicable agreement; (ii) in the case of PSUs, in the same proportion that performance vesting conditions in respect of a particular performance period have been achieved by the employee or consultant, as the case may be, is of all of the performance vesting conditions in respect of a particular performance period, as provided in the applicable agreement; and (iii) in the case of DSUs, in the proportion that the time a Participant was an Employee during the particular vesting period, as provided in the applicable DSU agreement, is of the entire time of the particular vesting period, as provided in the applicable DSU agreement.

Change of Control

Under the Omnibus Plan, in the event of a potential Change in Control (as defined below), except as otherwise provided in the applicable resolution granting an Award, the Board shall provide for the treatment of each outstanding Award as it determines in its sole discretion, which treatment need not be uniform for all Participants and/or Awards and which may include, without limitation, one or more of the following:

(a)	(i) continuation of such Awards or (ii) conversion of such Awards into, or substitution or replacement of such Awards with, an Award with respect to shares of the successor corporation (or a parent or subsidiary thereof) with substantially equivalent terms and value as such Awards (which value as at immediately following such Change in Control shall not exceed the intrinsic value of any such Option as at immediately prior to such Change in Control), effected in accordance with Sections 409A and 424 of the United States Internal Revenue Code of 1986 to the extent applicable; and/or

(b)	acceleration of the vesting and the right to exercise such Option or settle such Share Unit as at immediately, or during a specified period, prior to such Change in Control, and the termination of such Option to the extent such Option is not timely exercised. If the Change in Control is not completed within the time specified therein (as the same may be extended), the Awards which vest pursuant to the Omnibus Plan shall be returned by the Company to the Participant and, if exercised or settled, as applicable, the Common Shares issued on such exercise or settlement shall be reinstated as authorized but unissued Common Shares and the original terms applicable to such Awards shall be reinstated.

For purposes of the application of the Change in Control provisions to any outstanding Award, if such Award is subject to performance criteria (including any performance vesting conditions), the level of attainment of such criteria shall be determined by the Board in its sole discretion, including, without limitation, by deeming such criteria attained at the applicable target or maximum level regardless of actual performance, or measuring the attainment of such criteria based on actual performance through such Change in Control or a specified date prior thereto.

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Under the Omnibus Plan, a “Change in Control” includes, unless the Board determines otherwise, the happening of any of the following events:

(a)	a direct or indirect sale or disposition, in any single transaction or series of related transactions, of all or substantially all of the consolidated assets of the Company and its subsidiaries to an arm’s length third party purchaser;

(b)	a sale resulting in no less than a majority of the Common Shares (or other voting securities of the Company), calculated on a fully diluted basis, being held by an arm’s length third party purchaser, its affiliates and any other person acting jointly or in concert with such third party purchaser; provided that, prior to such sale, such persons did not hold, in the aggregate, a majority of the Common Shares (or other voting securities of the Company) on a fully diluted basis;

(c)	a merger, consolidation, recapitalization or reorganization of the Company with or into an arm’s length third party purchaser that results in the inability of the holders of Common Shares immediately prior to the merger, consolidation, recapitalization or reorganization to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company; or

(d)	any additional event that the Board reasonably determines is a Change in Control.

Notwithstanding the foregoing, to the extent necessary to comply with Section 409A of the United States Internal Revenue Code of 1986 with respect to the payment of deferred compensation to any U.S. taxpayer, Change in Control shall be limited to a change in control event as defined in Treasury Regulations Section 1.409A-3(i)(5) prescribed pursuant to Section 409A of the United States Internal Revenue Code of 1986.

Non-Transferability of Awards

Except as specifically provided in a grant agreement approved by the Board, each Award granted under the Omnibus Plan is not assignable or transferable by the holder of such Award, whether voluntarily or by operation of law, except by will or by the laws of descent and distribution of a deceased holder of such Award. No Award granted under the Omnibus Plan shall be pledged, hypothecated, charged, transferred, assigned or otherwise encumbered or disposed of on pain of nullity.

Amendments to the Omnibus Plan

The Board may amend or suspend any provision of the Omnibus Plan or any Award or Award Agreement, or terminate this Plan, at any time without approval of security holders, subject to those provisions of applicable law and the rules, regulations and policies of the TSX, if any, that require the approval of security holders or any governmental or regulatory body regardless of whether any such amendment or suspension is material, fundamental or otherwise, and notwithstanding any rule of common law or equity to the contrary. However, except as expressly set forth in the Omnibus Plan, or as required pursuant to applicable law, no action of the Board or security holders may materially adversely alter or impair the rights of a Participant under any Award previously granted to the Participant without the consent of the affected Participant.

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The Board may, from time to time, in its absolute discretion and without approval of the Shareholders, make the following amendments to the Omnibus Plan:

(a)	amendments of a “housekeeping” or administrative nature, including any amendment for the purpose of curing any ambiguity, error or omission in the Omnibus Plan or any Award or to correct or supplement any provision of the Omnibus Plan or any Award that is inconsistent with any other provision of the Omnibus Plan or any Award;

(b)	amendments necessary to comply with the provisions of applicable law or the rules, regulations and policies of any stock exchange on which the Common Shares are listed;

(c)	amendments necessary for Awards to qualify for favourable treatment under applicable tax laws;

(d)	amendments to the vesting provisions of the Omnibus Plan or any Award;

(e)	amendments to include or modify a cashless exercise feature, payable in cash or Common Shares;

(f)	amendments to the termination or early termination provisions of the Omnibus Plan or any Award, whether or not such Award is held by an insider, provided such amendment does not entail an extension beyond the original expiry date of an Option; and

(g)	amendments necessary to suspend or terminate the Omnibus Plan.

Notwithstanding the above, and subject to the rules of the TSX, the approval of Shareholders is required to effect any of the following amendments to the Omnibus Plan:

(a)	any amendment to increase the maximum number of Common Shares issuable under the Omnibus Plan, other than pursuant to certain adjustments for corporate reorganizations as provided in the Omnibus Plan;

(b)	any amendment which reduces the Option Price of an Option or that would be treated as a “repricing” under the then-applicable rules, regulations or listing requirements adopted by the exchange(s) on which the Common Shares are then listed, in each case, other than pursuant to certain adjustments for corporate reorganizations as provided in the Omnibus Plan;

(c)	any amendment extending the term of an Option beyond the original expiry date, except as provided in Omnibus Plan;

(d)	any amendment which deletes or reduces the range of amendments which require approval by the security holders of the Company;

(e)	any amendment that would permit the introduction or reintroduction of non-employee directors as eligible Participants on a discretionary basis or any amendment that increases the limits previously imposed on non-employee director participation;

(f)	any amendment which would allow for the transfer or assignment of Awards under the Omnibus Plan, other than for normal estate settlement purposes; and

(g)	amendments required to be approved by security holders under applicable law or the rules, regulations and policies of any stock exchange on which the Common Shares are listed.

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Certain U.S. Federal Income Tax Consequences of Awards

The following paragraphs are intended as a summary of certain U.S. federal income tax consequences to U.S. taxpayers and the Company with respect to the grant and vesting or exercise of awards under the Omnibus Plan. This summary does not attempt to describe all possible federal or other tax consequences of such actions or based on particular circumstances. In addition, this summary does not describe any state, local or non-U.S. tax consequences.

Incentive Stock Options

A Participant recognizes no taxable income as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) (an “Incentive Stock Option”), unless the Participant is subject to the alternative minimum tax. If the Participant exercises the Incentive Stock Option and then later sells or otherwise disposes of the Common Shares acquired through the exercise of the Incentive Stock Option after both the two-year anniversary of the grant date and the one-year anniversary of the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the Participant exercises the Incentive Stock Option and then later sells or otherwise disposes of the Common Shares on or before the two- or one-year anniversaries described above (a “disqualifying disposition”), he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the Incentive Stock Option.

Stock Options other than Incentive Stock Options

A Participant generally recognizes no taxable income on the date of grant of an option other than an Incentive Stock Option (a “non-statutory stock option”) with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon the exercise of a non-statutory stock option, the Participant generally will recognize ordinary income equal to the excess of the fair market value of the Common Shares on the exercise date over the exercise price of the non-statutory stock option. If the Participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of Common Shares acquired through the exercise of a non-statutory stock option, any subsequent gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the Participant.

RSUs, PSUs, DSUs and Dividend Share Units

A Participant generally will not have taxable income at the time that an award of an RSU, PSU, DSU or Dividend Share Unit (a “restricted stock award”) is granted. Instead, he or she generally will recognize ordinary income in the first taxable year in which his or her interest in the Common Shares underlying the restricted stock award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. If the Participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. However, the recipient of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the Common Shares underlying the award (less any cash paid for the shares) on the date the restricted stock award is granted.

Section 409A (Deferred Compensation)

Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Omnibus Plan with a deferral feature, including DSUs, will be subject to the requirements of Section 409A. If an Award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that Award may recognize ordinary income on the amounts deferred under the Award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an Award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

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Medicare Surtax

A Participant’s annual “net investment income”, as defined in Section 1411 of the Code, may be subject to a 3.8% federal surtax. Net investment income may include capital gain and/or loss arising from the disposition of Common Shares issued pursuant to Awards granted under the Omnibus Plan. Whether a Participant’s net investment income will be subject to this surtax will depend on the Participant’s level of annual income and other factors.

Tax Effect for the Company

We generally will be entitled to a tax deduction in connection with an Award under the Omnibus Plan in an amount equal to the compensation income realized by a Participant and at the time the Participant recognizes such income (for example, at the time of exercise of a non-statutory stock option). However, special rules limit the deductibility of compensation paid to our CEO, CFO and other “covered employees” as determined under Section 162(m) of the Code and applicable guidelines. Under Section 162(m), the annual compensation paid to any of these specified individuals will be deductible only to the extent that it does not exceed $1,000,000. We will also be responsible for the employer’s share of any social security or Medicare taxes that are imposed on the company for compensation paid to employees.

Participation by Non-Canadian Residents

Participation in the Omnibus Plan by Eligible Participants who are (i) residents of the United States is further governed by the provisions added in Schedule “E” of the Omnibus Plan, and (ii) residents of the State of Israel is further governed by the provisions added in Schedule “F” of the Omnibus Plan, attached hereto as Schedule “I”.

Shareholder Approval of the Omnibus Plan

Approval of the Omnibus Plan requires the affirmative vote of a majority of the shares cast by Shareholders for such proposal. If Shareholders do not approve the Omnibus Plan, the Omnibus Plan will cease to be of force or effect and the Existing Option Plan will continue to be the Company’s only equity compensation plan.

At the Meeting, or any adjournment or postponement thereof, Shareholders will be asked to pass the following ordinary resolution approving the Omnibus Plan, subject to such amendments, variations or additions as may be approved at the Meeting, or any adjournment or postponement thereof:

“BE IT RESOLVED as an ordinary resolution of the shareholders of BriaCell Therapeutics Corp. (the “Company”) that:

(1)	The omnibus equity incentive plan (the “Omnibus Plan”), in the form attached as Schedule “I” to the proxy statement of the Company dated January 17, 2023, including the reservation for issuance under the Omnibus Plan (and all equity compensation plans) at any time of a maximum of 15% of the issued and outstanding common shares in the capital of the Company as at a date of grant of an Award (as defined in the Omnibus Plan), be and is hereby authorized, approved and adopted.

(2)	All unallocated Awards under the Omnibus Plan be and are hereby authorized and approved.

(3)	The Company be and is hereby authorized to continue granting Awards under the Omnibus Plan until February 9, 2026, being the date that is three years from the date of the Company’s 2023 annual and special general meeting of shareholders.

(4)	The Board is hereby authorized to make such amendments to the Omnibus Plan, including any amendments requested by the TSX in connection with their acceptance of the Omnibus Plan, and any other amendments to the Omnibus Plan from time to time, as may be required by the applicable regulatory authorities, the TSX or as may be considered appropriate by the Board, in its sole discretion, provided always that such amendments be subject to the approval of the regulatory authorities, if applicable, and in certain cases, in accordance with the terms of the Omnibus Plan, the approval of the Shareholders.

(5)	Any one director or officer of the Company is hereby authorized and directed, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise and to deliver or to cause to be delivered, all such other deeds, documents, instruments and assurances and to do or cause to be done all such other acts as, in the opinion of such director or officer of the Company, may be necessary or desirable to carry out the terms of the foregoing resolutions.”

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE OMNIBUS PLAN IN PROPOSAL 3.

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PROPOSAL 4 – RATIFICATION OF AWARDS under the omnibus plan

Pursuant to Section 613(e) of the TSX Company Manual, a listed issuer may grant options or rights under a security based compensation arrangement that has not been approved by security holders, provided that no exercise of such option or right may occur until security holder approval of the arrangement and the grant is obtained. As such, at the Meeting, Shareholders will be asked to vote for or against the resolution to ratify, confirm and approve a grant of 19,200 RSUs to the Company’s CEO on August 2, 2022 (the “Award Resolution”). The Award Resolution must be passed by the majority of the votes cast by Shareholders present or represented by proxy who are entitled to vote at the Meeting, and the passing of this Proposal 4 will be contingent upon the approval by the Shareholders of the Omnibus Plan in Proposal 3. If this Proposal 4 is not approved, the 19,200 RSUs shall be immediately cancelled and have no force or effect.

Name and Position	Dollar Value ($)	Number of Units	Expiration Term
Dr. William V. Williams, Chief Executive Officer	$123,072	19,200 shares underlying RSUs	5 years
Executive Group	$123,072	19,200 shares underlying RSUs	5 years
Non-Executive Director Group	0	0	—
Non-Executive Officer Group	0	0	—

The text of the Award Resolution is set out below, subject to such amendments, variations or additions as may be approved at the Meeting, or any adjournment or postponement thereof:

“BE IT RESOLVED as an ordinary resolution of the shareholders of BriaCell Therapeutics Corp. (the “Company”) that:

(1)	The award by the Company of 19,200 RSUs (as such term is defined in the omnibus equity incentive plan (the “Omnibus Plan”)) to the Company’s CEO which awards were approved by the board of directors of the Company on August 2, 2022, which have been issued pursuant to the Omnibus Plan of the Company, substantially in the form as set forth in Schedule “I” of the Company’s proxy statement dated January 17, 2023, be and the same is hereby ratified, authorized and approved.

(2)	Any one director or officer of the Company is hereby authorized and directed, for and on behalf of the Company, to do all such things and to execute such documents, whether under the corporate seal of the Company or otherwise, that may be necessary to give effect to this resolution, including but not limited to, filing such agreements, resolutions and other documents with such regulatory authorities having jurisdiction including, without limitation, the Toronto Stock Exchange.”

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF AWARDS GRANTED UNDER THE OMNIBUS PLAN IN PROPOSAL 4 (PROVIDED THAT THE RATIFICATION OF SUCH AWARDS PURSUANT TO THIS PROPOSAL 4 WILL BE CONTINGENT UPON THE APPROVAL BY THE SHAREHOLDERS OF THE OMNIBUS PLAN IN PROPOSAL 3).

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PROPOSAL 5 – approval of amendment to the articles

A copy of our current Articles prior to the proposed amendment of the Articles (the “Articles Amendment”) is available at www.sec.gov and on SEDAR at www.sedar.com.

Section 11.3 of the current Articles requires the presence, in person or by proxy, of two or more Shareholders representing at least 5% of the outstanding Shares entitled to be voted in order to constitute a quorum at any meeting of the Shareholders.

In addition, pursuant to Section 11.7 of the current Articles, if, within one-half hour from the time set for the holding of a meeting of Shareholders, a quorum is not present: (a) in the case of a general meeting requisitioned by Shareholders, the meeting is dissolved, and (b) in the case of any other meeting of Shareholders, the meeting stands adjourned to the same day in the next week at the same time and place. Pursuant to Section 11.8 of the current Articles, if, at the adjourned meeting, a quorum is not present, then the person or persons present and being, or representing by proxy, one or more Shareholders entitled to attend and vote at the meeting shall constitute quorum.

Previously, the Company qualified as a Foreign Private Issuer under the Exchange Act and was entitled to rely on certain corporate governance exemptions under the Nasdaq Rules. The Company no longer qualifies as a Foreign Private Issuer and as such, must comply with Nasdaq’s quorum requirements. As a domestic company listed on the Nasdaq, we are required to provide for a quorum for any meeting of the holders of our Common Shares of at least 33 1/3% of our outstanding Common Shares. We are proposing to submit for Shareholder approval an amendment to our current Articles to raise the quorum threshold of all meetings of Shareholders from at least 5% to 33 1/3% of the voting power of outstanding Common Shares, in order to comply with our Nasdaq listing requirements. As a result of the Articles Amendment, it may be more difficult to reach the quorum threshold at future meetings of Shareholders.

The Articles Amendment is not effective until it is considered by the Shareholders at the Meeting. If the Articles Amendment is approved by Shareholders at the Meeting, or any adjournment or postponement thereof, then it will become effective. If Shareholders do not approve the Articles Amendment at the Meeting, or any adjournment or postponement thereof, then the Articles Amendment will be of no force and effect, and we will continue to be governed by the current Articles. Nevertheless, we will postpone or adjourn any future meetings of Shareholders unless at least 33 1/3% of the Common Shares entitled to be voted are represented at such meetings. The Company is required to provide for a quorum for any meeting of the holders of our Common Shares of at least 33 1/3% of our outstanding Common Shares to comply with the Nasdaq Rules and, if we don’t provide for such a quorum, we may be subject to possible disciplinary actions by Nasdaq, including delisting.

If the Articles Amendment is approved:

(i) Section 11.3 of the current Articles will be altered by deleting the text of Section 11.3 in its entirety and replacing such section with the following:

“11.3 Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two shareholders who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 33 1/3% of the shares entitled to be voted at the meeting.”; and

(ii) Section 11.8 of the current Articles will be altered by deleting the text of Section 11.8 in its entirety.

The Articles Amendment must be approved by at least a majority of the votes cast thereon at the Meeting in order for it to be effective.

At the Meeting, or any adjournment or postponement thereof, Shareholders will be asked to pass the following ordinary resolution approving the Articles Amendment (the “Articles Amendment Resolution”) subject to such amendments, variations or additions as may be approved at the Meeting, or any adjournment or postponement thereof:

“BE IT RESOLVED as an ordinary resolution of the shareholders of BriaCell Therapeutics Corp. (the “Company”) that:

(1)	The amendment to section 11.3 of the Articles of the Company to raise the quorum threshold for shareholder meetings to two shareholders present in person or represented by proxy representing at least 33 1/3% of the shares entitled to be voted, as more particularly described in the Company’s proxy statement dated January 17, 2023, is hereby authorized and approved;

(2)

The amendment to section 11.8 of the Articles of the Company to delete the text of section 11.8 in its entirety, as more particularly described in the Company’s proxy statement dated January 17, 2023, is hereby authorized and approved; and

(3)	Any one director or officer of the Company is hereby authorized and directed for and in the name of and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered all such documents, and to do or cause to be done all such acts and things, as in the opinion of such director or officer may be necessary or desirable in order to carry out the terms of this resolution, such determination to be conclusively evidenced by the execution and delivery of such documents or the doing of any such act or thing.”

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ARTICLES AMENDMENT IN PROPOSAL 5.

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corporate governance

Board of Directors

The Board currently consists of seven (7) directors. Each director holds office until the close of the next annual general meeting of shareholders, or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated. The Board may establish one or more committees of the Board, however designated, and delegate to any such committee the full power of the board of directors, to the fullest extent permitted by law.

The independence of the Company’s directors has been determined under the Nasdaq Rules, which require that independent directors comprise a majority of a listed company’s board of directors. Under Rule 5605(a)(2) of the Nasdaq Rules, an independent director means a person other than an executive officer or employee of the company who, in the opinion of the board of directors, has no relationship with the company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under NI 58-101, a director is considered to be independent if he or she is independent within the meaning of Section 1.4 of National Instrument 52-110—Audit Committees. Section 1.4 of NI 52-110 generally provides that a director is independent if he or she has no direct or indirect relationship with the issuer which could, in the view of the issuer’s board of directors, be reasonably expected to interfere with the exercise of the director’s independent judgment.

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Dr. Gross, Dr. Taub, Mr. Embro-Pantalony, Mr. Schmieg, Mr. Lustig and Mr. Bondarenko, representing six of the seven members of our Board, are “independent” as that term is defined under the Nasdaq Rules. In making this determination, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our shares by each non-employee director. Dr. Williams is not independent by virtue of being the Company’s Chief Executive Officer. Mr. Lustig is not independent under NI 58-101 and NI 52-110 by virtue of being a significant securityholder of the Company, but is independent under the Nasdaq Rules.

Although the independent directors do not hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance, the Board has adopted the practice of following each meeting with an independent directors’ discussion. The Board ensures open and candid discussion among its independent directors by continuously monitoring situations where a conflict of interest or perceived conflict of interest with respect to a director may exist. In cases where such a conflict of interest or perceived conflict of interest is identified, it is addressed in accordance with the Business Corporations Act (British Columbia) and the Board Mandate (as defined below). The Board may determine that it is appropriate to hold an in-camera session excluding a director with a conflict of interest or perceived conflict of interest, or such director may consider that it is appropriate to recuse him or herself from considering and voting with respect to the matter under consideration.

The chair of the Board (the “Chair”), Mr. Jamieson Bondarenko, is a non-independent director. The Company’s Lead Director, Vaughn C. Embro-Pantalony, is an independent director. Both the Chair and the Lead Director are responsible for encouraging open and candid discussion among the independent directors, as discussed above, as well as facilitating Board meetings.

The Lead Director’s duties include: (i) working with the Chair to set the agenda of Board meetings; (ii) chairing any in-camera sessions of the independent directors; (iii) chairing Board meetings in the absence of the Chair; and (iv) promoting good governance and ethics in the decision making process of the Board.

The Board held a total of three meetings and took action six times by unanimous consent during the year ended July 31, 2022. During the fiscal year, each of the proposed director nominees attended 100% of the total number of meetings of the Board (held during the period for which he or she was a director), other than Jane Gross and Marc Lustig, each of whom were absent from one Board Meeting. Board members are not required, but are expected to make every effort, to attend the annual meeting of shareholders.

Board Mandate

The duties and responsibilities of the directors of the Board are to supervise the management of the business and affairs of the Company; and to act in the best interests of the Company, as outlined in the Board Mandate attached as Schedule “II” to this proxy statement, and which is available on our corporate website at: https://briacell.com/investor-relations/. In discharging its mandate, the Board is responsible for the oversight and review of the development of, among other things, the following matters:

●	the strategic direction of the Company;
●	identifying the principal business risks of the Company and ensuring that procedures and people are in place to appropriately manage these risks;
●	succession planning, including appointing, training and monitoring senior management;
●	a communications policy for the Company to facilitate communications with investors and other interested parties; and
●	the integrity of the internal controls and procedures (including adequate management information systems and the oversight of the testing of internal controls) within the Company.

The Board also has the mandate to assess the effectiveness of the Board as a whole, its committees and the contribution of individual directors. The Board discharges its responsibilities and obligations either directly or through its committees, currently consisting of the Audit Committee, the Compensation Committee and the Governance Committee.

The Board delegates to the Company’s officers and employees responsibility for the day-to-day management and conduct of the business of the Company and the implementation of the strategic plan approved by the Board. The Board oversees management directly and through its various committees, including the Audit Committee, the Compensation Committee and the Governance Committee. In addition to these committees, the Board may appoint ad hoc committees periodically to address issues of a more short-term nature. At all times, the Board will retain its oversight function and ultimate responsibility for matters that the Board may delegate to committees of the Board.

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The Board has adopted written terms of reference for the chairman which set out his or her key responsibilities, including duties relating to determining the frequency, dates and locations of meetings and setting Board meeting agendas, chairing Board and Shareholder meetings and carrying out any other or special assignments or any functions as may be requested by our Board or management, as appropriate.

The Board has also adopted written terms of reference for each of the committee chairs which set out each of the committee chair’s key responsibilities, including duties relating to determining the frequency, dates and locations of meetings, setting committee meeting agendas, chairing committee meetings, reporting to our Board and carrying out any other special assignments or any functions as may be requested by our Board.

In addition, the Board, in conjunction with our Chief Executive Officer, will develop and implement a written position description for the role of our Chief Executive Officer.

Orientation and Continuing Education

We have implemented an orientation program for new directors under which a new director meets separately with the chairman of our Board, members of the senior executive team and the secretary.

The Governance Committee will be responsible for coordinating orientation and continuing director development programs relating to the committee’s mandate. The chairman of our Board will be responsible for overseeing director continuing education designed to maintain or enhance the skills and abilities of our directors and to ensure that their knowledge and understanding of our business remains current.

Director Term Limits

Our Board has not adopted director term limits or other automatic mechanisms of Board renewal. Rather than adopting formal term limits, mandatory age-related retirement policies and other mechanisms of Board renewal, the Governance Committee of our Board will develop a skills and competencies matrix for our Board as a whole and for individual directors. The Governance Committee conducts a process for the assessment of our Board, each committee and each director regarding his or her effectiveness and contribution, and reports evaluation results to our Board on a regular basis.

Policies Regarding the Representation of Women on the Board and in Executive Officer Positions

Decisions of the Board with respect to the nomination or appointment of new directors are merit-based, with a focus on what expertise, differing perspectives and skills the Board as a whole requires in order to be effective. These decisions may include consideration of, among other things, a candidate’s leadership capabilities, maturity of judgment, talent, experience and capacity for strategic/innovative thinking. Similar factors are considered when identifying candidates for the Company’s senior management team.

At the same time, the Company understands that diversity can enhance the effectiveness of the Board and management by bringing a range of perspectives, viewpoints, backgrounds, skills and experience to the Company’s decision-making and oversight process, and helping foster an inclusive workplace. As such, the Company is committed to increasing the diversity of the Board and senior management team over time.

The Company believes that true diversity is represented by the inclusion and utilization of differences in skills, expertise and industry experience. This may be reflected through the appointment of individuals of varying ages and genders, visible minorities, Aboriginal persons, persons with disabilities, and people having other distinctions. The Company’s Diversity Policy codifies the Company’s desire to consider and appropriately balance various aspects of experience and diversity in determining the optimum composition of the Board and senior management team.

The Governance Committee is responsible for recommending qualified persons for nomination or appointment to the Board. In connection with the identification of qualified and diverse individuals to serve on the Board and in senior management roles, the Governance Committee will, among other things:

(a)	develop recruitment protocols that seek to include diverse candidates in any director and senior management search and give due consideration to the benefits of diversity;

(b)	in order to support specific objectives with respect to diversity related to gender, visible minorities, Aboriginal persons and persons with disabilities (collectively, the “Designated Groups”), consider the level of representation of such groups on the Board and in senior management roles, and strive to include candidates from one or more of those groups on the short list of candidates to be considered when conducting any search; and

(c)	as part of the annual performance evaluation of the Board, consider the balance of skills, expertise, industry experience, independence and diversity representation of the Board, including with respect to age, Designated Group identity, and other factors relevant to the Board’s effectiveness.

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While the Company is committed to ensuring that Designated Groups are taken into account when considering Board and senior management appointments, and the Board intends on including at least one female member at all times, given the Company’s early stage of development and limited operating budget, as well as the small size of its Board and senior management team, the Board does not believe that it is in the best interest of the Company to set other fixed numerical or percentage targets for representation of Designated Groups at this time.

The Board is committed to revisiting this position on at least an annual basis, which may result in the imposition of fixed numerical and/or percentage targets for one or more of the Designated Groups in future years. At least annually, the Board and the Committee will review and discuss the level of representation of Designated Groups on the Board and at the senior management level. This review will include consideration of the effectiveness of the Company’s Diversity Policy in increasing such representation as new members join the Board and/or senior management team over time.

As of the date of this proxy statement, and if all nominees are appointed, there will be two women on the Board (28.5%). None of the executive officers is a woman.

Board Diversity

The Board believes that directors who provide a significant breadth of experience, knowledge and abilities in areas relevant to the Company’s business, while also representing diversity in race, ethnicity and gender, contribute to a well-balanced and effective Board.

As required by the Nasdaq Rules that were approved by the SEC in August 2021, the Company is providing information about the gender and demographic diversity of its directors in the format required by Nasdaq Rules. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification. Directors who did not answer or indicated that they preferred not to answer a question are shown under “did not disclose demographic background” or “did not disclose gender” below.

Board Diversity Matrix (As of January 17, 2023)
Total Number of Directors	7
Part I: Gender Identity
	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	2	5	—	—
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Shareholder Communications

Although we do not have a formal policy regarding shareholder communications with the Board, Shareholders may communicate with the Board, or any individual director, by writing to us at the address of our principal executive offices, addressing the communication to the attention of our Chief Executive Officer, and specifying the Board or, if applicable, the individual member thereof as the intended recipient of the communication. Our Corporate Secretary will forward the directors all communications that, in judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the Shareholders, to the functioning of the Board or to the affairs of the Company. Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board.

Board Committees

The Board has three standing committees: (1) the Audit Committee, (2) the Governance Committee, and (3) the Compensation Committee. The charters for our committees set forth the scope of the responsibilities of that committee.

The Governance Committee is responsible for overseeing and assessing the functioning of the Board and the committees thereof. The Governance Committee may develop and recommend to the Board a process for assessing the effectiveness of the Board, its committees, and the contribution of its individual directors, and to oversee the execution of any assessment process approved by the Board.

The charters for our committees were adopted by the Board in May, 2022, and were revised most recently in May, 2022.

Member	Independent	Audit Committee	Governance Committee	Compensation Committee
Dr. Jane Gross	✔	✔
Mr. Marc Lustig
Mr. Jamieson Bondarenko
Dr. William V. Williams
Dr. Rebecca Taub	✔		✔
Dr. Vaughn C. Embro-Pantalony	✔	✔	✔	✔
Mr. Martin Schmieg	✔	✔		✔

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Audit Committee

Under National Instrument 52-110 – Audit Committees (“NI 52-110”), the Company is required to provide disclosure with respect to its Audit Committee, including the text of the Audit Committee’s Charter, composition of the Audit Committee, and the fees paid to the external auditor. The Board adopted an Audit Committee Charter on November 25, 2014. The Company provides the following disclosure with respect to its Audit Committee.

The Audit Committee of the Board assists the Company’s Board in fulfilling its oversight responsibilities relating to financial accounting and reporting process and internal controls for the Company and ensuring the adequacy and effectiveness of the Company’s risk management programs. Among other responsibilities, the Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its Shareholders, and also reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

Audit Committee Charter

The text of the Company’s Audit Committee Charter is available on the Company’s website at https://briacell.com/corporate/corporate-governance.

Composition of the Audit Committee

As of the date of this proxy statement, the Audit Committee of the Board is comprised of three (3) members. The following are the members of the Audit Committee:

Name	Whether Independent(1)	Whether Financially Literate(2)
Mr. Vaughn C. Embro-Pantalony(3)	Independent	Financially Literate
Dr. Jane Gross	Independent	Financially Literate
Mr. Martin Schmieg	Independent	Financially Literate

Notes:

(1)	A member of an audit committee is independent if the member has no direct or indirect material relationship with the Company, which could, in the view of the Board, reasonably interfere with the exercise of a member’s independent judgment.
(2)	An individual is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.
(3)	Chair of the Audit Committee.

The Audit Committee held six meetings in 2022. During 2022, each of the members of the Audit Committee attended 100% of the total number of meetings held by the Audit Committee during the periods he or she served, other than Dr. Jane Gross who was absent from two meetings.

Our Audit Committee is currently comprised of Vaughn C. Embro-Pantalony, Martin Schmieg and Jane A. Gross, and chaired by Mr. Embro-Pantalony. Our Board has determined that each of Mr. Schmieg, Dr. Gross, and Mr. Embro-Pantalony is financially literate and meets the independence requirements for directors, including the heightened independence standards for members of an audit committee under Rule 10A-3 under the Exchange Act and NI 52-110. Our Board has determined that Mr. Embro-Pantalony is “financially sophisticated” within the meaning of the Nasdaq Rules, “financially literate” within the meaning of NI 52-110, and a “financial expert” as defined by Rule 10A-3 under the Exchange Act.

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We have adopted an Audit Committee Charter available on the Company’s website at https://briacell.com/corporate/corporate-governance setting forth the purpose, composition, authority and responsibility of the audit committee. The primary function of the audit committee is to assist the Board in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the company to regulatory authorities and the Company’s Shareholders, the Company’s systems of internal controls regarding finance and accounting, and the Company’s auditing, accounting and financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

●	Serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review Company’s financial statements;
●	Review and appraise the performance of the Company’s external auditors; and
●	Provide an open avenue of communication among the Company’s auditors, financial and senior management and the Board.

The Audit Committee meets at least annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee meets at least annually with the external auditors.

To fulfill its responsibilities and duties, the Audit Committee:

●	Reviews and updates the Audit Committee’s charter annually;
●	Reviews the Company’s financial statements, Management Discussion & Analysis, any annual and interim earnings, and press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements) which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors;
●	Reviews annually, the performance of the external auditors who shall be ultimately accountable to the Board and the Committee as representatives of the Shareholders of the Company;
●	Obtains annually, a formal written statement of external auditors setting forth all relationships between the external auditors and the Company, consistent with Independence Standards Board Standard I;
●	Reviews and discusses with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors;
●	Takes, or recommends that the full Board takes, appropriate action to oversee the independence of the external auditors;
●	Recommends to the Board the selection and, where applicable, the replacement of the external auditors nominated annually for Shareholder approval;
●	Reviews and approves the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company;
●	Reviews and pre-approves all audit and audit-related services and the fees and other compensation related thereto;
●	In consultation with the external auditors, reviews with management the integrity of the Company’s financial reporting process, both internal and external;

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●	Considers the external auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;
●	Considers and approves, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management;
●	Reviews significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments;
●	Following completion of the annual audit, reviews separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;
●	Reviews any significant disagreement among management and the external auditors in connection with the preparation of the financial statements;
●	Reviews with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented;
●	Reviews any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;
●	Reviews certification process; and
●	Reviews any related-party transactions.

Relevant Education and Experience

The education and experience of each Audit Committee member is disclosed in the biographies of each member that can be found under “Proposals 2 and 3 – Election of Directors”.

Audit Committee Oversight

During the Company’s financial year ended July 31, 2022, no recommendations of the Audit Committee to nominate or compensate an external auditor were adopted by the Board.

Reliance on Certain Exemptions

During the Company’s financial year ended July 31, 2022, the Company did not rely on the exemptions in Section 2.4 of NI 52-110 - De Minimis Non-audit Services, Section 3.2 of NI 52-110 – Initial Public Offerings, Section 3.4 of NI 52-110 – Events Outside Control of Member, Section 3.5 of NI 52-110 – Death, Disability or Resignation of Audit Committee, or an exemption from NI 52-110, in whole or in part, granted under Part 8 of National Instrument 52-110.

During the Company’s financial year ended July 31, 2022, the Company also did not rely on the exemptions in Subsection 3.3(2) of NI 52-110 – Controlled Companies, Section 3.6 of NI 52-110 – Temporary Exemption for Limited and Exceptional Circumstances, or Section 3.8 of NI 52-110 – Acquisition of Financial Literacy.

Nominating and Corporate Governance Committee

The Governance Committee is appointed by the Board to assist in fulfilling its corporate governance responsibilities under applicable laws. The Governance Committee is responsible for, among other things, developing the Company’s approach to governance issues and establishing sound corporate governance practices that are in the interests of Shareholders and that contribute to effective and efficient decision-making. It is also responsible for considering the Board’s size each year when it considers the number of directors to recommend to the Shareholders for election at the annual general meeting of Shareholders.

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Composition of the Nominating and Corporate Governance Committee

As of the date of this proxy statement, the Governance Committee is comprised of two (2) members. The following are the members of the Governance Committee:

Name	Whether Independent(1)
Mr. Vaughn C. Embro-Pantalony(2)	Independent
Dr. Rebecca Taub	Independent

Notes:

(1)	A member of the Governance Committee is independent if he or she has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s Board, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.
(2)	Chair of the Governance Committee.

The Governance Committee held one meeting in the year ended July 31, 2022. During that year, each of the members of the Governance Committee attended 100% of the total number of meetings held by the Governance Committee during the periods he or she served.

Nominating and Corporate Governance Committee Charter

The Board has adopted a written charter for the Governance Committee, which sets out the Governance Committee’s responsibilities. The Governance Committee has been delegated responsibility for, among other things, developing the Company’s approach to governance issues and establishing sound corporate governance practices that are in the interests of Shareholders and that contribute to effective and efficient decision-making. It is also responsible for considering the Board’s size each year when it considers the number of directors to recommend to the Shareholders for election at the annual general meeting of Shareholders. A copy of the Governance Committee Charter is available on our corporate website at: https://briacell.com/investor-relations/.

Director Identification and Evaluation Process

The Governance Committee assumes responsibility for assessing current members and nominating new members to the Board and ensuring that all Board members are informed of and are aware of their duties and responsibilities as directors.

When considering the composition of the Board and evaluating potential nominees, the Governance Committee may: (i) consider what competencies and skills the Board, as a whole, should possess; (ii) assess what competencies and skills each existing director possesses; and (iii) recommend to the Board the necessary and desirable competencies of directors, taking into account the Company’s strategic direction and changing circumstances and needs.

The Governance Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and Shareholders. Candidates for directors recommended by Shareholders will be given the same consideration as those identified from other sources. Any Shareholder who wishes to recommend a candidate for consideration by the Governance Committee as a nominee for director should follow the procedures described in “Advance Notice Policy” under “Proposals 2 and 3—Election of Directors” in this proxy statement. The Governance Committee is responsible for reviewing each candidate’s biographical information, meeting with each candidate and assessing each candidate’s independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Governance Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors.

The Governance Committee annually assesses the Board and its committees, reviewing the skills and experience of current directors and assessing the knowledge and character of all nominees to the Board to ensure that the Board and committee members possess the required mix of qualifications, skills and experience. The Governance Committee then discloses such information to the Board for their consideration and review in performing periodic self-evaluations.

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Compensation Committee

The Compensation Committee is appointed by the Board to assist in promoting a culture of integrity throughout the Company, to assist the Board in setting director and senior executive compensation, and to develop and submit to the Board recommendations with respect to other employee benefits as the Compensation Committee sees fit. In the performance of its duties, the Compensation Committee is guided by the following principles:

●	offering competitive compensation to attract, retain and motivate highly qualified executives in order for the Company to meet its goals; and

●	acting in the interests of the Company and the Shareholders by being fiscally responsible.

The Board relies on the knowledge and experience of the members of the Compensation Committee to set appropriate levels of compensation for senior officers. Neither the Company nor the Compensation Committee currently has, or has had at any time since incorporation, any contractual arrangement with any executive compensation consultant who has a role in determining or recommending the amount or form of senior officer compensation.

When determining compensation payable, the Compensation Committee considers both external and internal data. External data includes general markets conditions and well as information regarding compensation paid to directors, CEOs and CFOs of companies of similar size and at a similar stage of development in a similar industry. Internal data includes annual reviews of the performance of the directors, CEO and CFO in light of the Company’s corporate objectives and considers other factors that may have impacted the Company’s success in achieving its objectives.

Composition of the Compensation Committee

As of the date of this proxy statement, the Compensation Committee consisted of two (2) members. The following are the members of the Compensation Committee:

Name	Whether Independent(1)
Mr. Vaughn C. Embro-Pantalony	Independent
Mr. Martin Schmieg(2)	Independent

Notes:

(1)	A member of the Compensation Committee is independent if he or she has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s Board, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.
(2)	Chair of the Compensation Committee.

The Compensation Committee held 6 meetings in the year ended July 31, 2022, and took 6 actions by unanimous consent. During fiscal year 2022, each of the members of the Compensation Committee attended 100% of the total number of meetings held by the Compensation Committee during the periods he or she served.

Compensation Committee Charter

The Board has adopted a written charter for the Compensation Committee, which sets out the Compensation Committee’s responsibilities. The Compensation Committee has been delegated responsibility for, among other things, evaluating the performance of the Company’s executive officers, determining or making recommendations to the Board with respect to the compensation of the Company’s executive officers, making recommendations to the Board with respect to director compensation, incentive compensation plans and equity-based plans, making recommendations to the Board with respect to the compensation policy for the employees of the Company and ensuring that the Company is in compliance with all legal requirements with respect to compensation disclosure. A copy of the Compensation Committee Charter is available on our corporate website at: https://briacell.com/investor-relations/.

Board Qualifications

The Company believes that each of the members of the Company’s Board has the experience, qualifications, attributes and skills that make him or her suitable to serve as a director of the Company in light of the Company’s highly regulated business, the Company’s complex operations, and its large number of employees.

Dr. Jane Gross’ specific qualifications, experience, skills and expertise include:

●	Previous history on the Company’s Board
●	Extensive business experience in various executive and board-level roles
●	Significant research experience in the area of biotechnology

Mr. Marc Lustig’s specific qualifications, experience, skills and expertise include:

●	Previous history on the Company’s Board
●	Extensive business experience in various executive and board-level roles
●	Significant capital markets experience

Mr. Jamieson Bondarenko’s specific qualifications, experience, skills and expertise include:

●	Previous history on the Company’s Board
●	Extensive business experience in various executive and board-level roles
●	Significant capital markets experience

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Dr. William V. Williams’ specific qualifications, experience, skills and expertise include:

●	Previous history on the Company’s Board
●	Extensive business experience in various executive and board-level roles
●	Significant experience in the area of biopharmaceuticals

Dr. Rebecca Taub’s specific qualifications, experience, skills and expertise include:

●	Previous history on the Company’s Board
●	Extensive business experience in various executive level roles
●	Significant research experience in the area of biopharmaceuticals

Mr. Vaughn C. Embro-Pantalony’s specific qualifications, experience, skills and expertise include:

●	Previous history on the Company’s Board
●	Extensive business experience in various executive and board-level roles
●	Significant experience as a pharmaceutical and life sciences executive

Mr. Martin Schmieg’s specific qualifications, experience, skills and expertise include:

●	Previous history on the Company’s Board
●	Extensive experience in various executive roles
●	Significant experience in accounting and financial management

See “Proposals 2 and 3 – Election of Directors—Biographical Information” for additional information regarding the education and experience of each director.

The Board believes these qualifications bring a broad set of complementary experience to the Board’s discharge of its responsibilities.

Conflicts of Interest—Board Leadership Structure and Risk Oversight

Conflicts of interest may arise as a result of the directors, officers and promoters of the Company also holding positions as directors or officers of other companies. Some of the individuals that are directors and officers of the Company have been and will continue to be engaged in the identification and evaluation of assets, businesses and companies on their own behalf and on behalf of other companies, and situations may arise where the directors and officers of the Company will be in direct competition with the Company. Conflicts, if any, will be subject to the procedures and remedies provided under the Company’s Code of Business Ethics and Conduct, as discussed below, and applicable law.

The Board ensures open and candid discussion among its independent directors by continuously monitoring situations where a conflict of interest or perceived conflict of interest with respect to a director may exist. In cases where such a conflict of interest or perceived conflict of interest is identified, it is addressed in accordance with the Business Corporations Act (British Columbia) and the Board Mandate (as defined below). The Board may determine that it is appropriate to hold an in-camera session excluding a director with a conflict of interest or perceived conflict of interest, or such director may consider that it is appropriate to recuse him or herself from considering and voting with respect to the matter under consideration.

Board Oversight of Enterprise Risk

One of the key functions of our Board is informed oversight of our risk management process. The Board does not have a standing risk management committee and instead administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements.

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Board Leadership

The Board has no policy regarding the need to separate or combine the offices of Chair of the Board and President and Chief Executive Officer. Instead, the Board remains free to make this determination from time to time in a manner that seems most appropriate for the Company. The positions of Chair of the Board and Chief Executive Officer are currently held by Jamieson Bondarenko and Dr. William V. Williams, respectively.

Code of Business Ethics and Conduct

Our Board has adopted a Code of Business Ethics and Conduct that is compliant with Section 406(c) of the Sarbanes-Oxley Act of 2002, that applies to all of our directors, officers and employees. We have made the Code of Business Ethics and Conduct available on our website at: https://briacell.com/corporate/corporate-governance/. We intend to disclose future amendments to, or waivers of, our Code of Business Ethics and Conduct, as and to the extent required by SEC regulations, at the same location on our website identified above or in public filings.

Our Governance Committee will be responsible for reviewing and evaluating the code of conduct at least annually and will recommend any necessary or appropriate changes to our Board for consideration. The Governance Committee will assist our Board with the monitoring of compliance with the code of conduct, and will be responsible for considering any waivers therefrom (other than waivers applicable to members of the Governance Committee, which shall be considered by the Audit Committee, or waivers applicable to our directors or executive officers, which shall be subject to review by our Board as a whole).

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers as of January 17, 2023:

Name	Age	Position
Dr. William V. Williams	67	President, Chief Executive Officer and Director
Mr. Gadi Levin	50	Chief Financial Officer and Corporate Secretary
Dr. Giuseppe Del Priore	60	Chief Medical Officer
Dr. Miguel A. Lopez Lago	53	Chief Scientific Officer

Biographical Information

The biography of Dr. William V. Williams can be found under “Proposals 2 and 3 — Election of Directors.” The following is biographical information for our other executive officers:

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Mr. Gadi Levin, CA, MBA, Chief Financial Officer and Secretary, was appointed Chief Financial Officer and Secretary of the Company on February 1, 2016. Mr. Levin has also served as Chief Financial Officer and Director of Vaxil Bio Ltd since March 1, 2016, and the Finance Director of Eco (Atlantic) Oil & Gas Ltd. since December 1, 2016. Mr. Levin has over 15 years of experience working with public U.S., Canadian and multi-jurisdictional public companies. Previously, Mr. Levin served as Chief Financial Officer of DarioHeath Corp from November 2013 through January 2015 and Adira Energy Ltd. from July 2010 to March 2018. Mr. Levin also served as the Vice President of Finance and Chief Financial Officer for two Israeli investment firms specializing in private equity, hedge funds and real estate. Mr. Levin began his CPA career in 1995 at the accounting firm Arthur Andersen, where he worked for nine years, specializing in U.S. listed companies involved in initial public offerings. Mr. Levin has a Bachelor of Commerce degree in Accounting and Information Systems from the University of Cape Town, South Africa, and a post graduate diploma in Accounting from the University of South Africa. He received his Chartered Accountant designation in South Africa and has an MBA from Bar Ilan University in Israel.

Dr. Giuseppe Del Priore, MD, MPH, Chief Medical Officer, was appointed Chief Medical Officer on February 16, 2022. Dr. Del Priore is a seasoned healthcare executive with over 25 years of experience in research, drug development, and clinical trial management. Dr. Del Priore’s prior work experience includes serving as a biotechnology company’s Chief Medical Officer from 2015 to 2021, a National Director at the Cancer Treatment Centers of America from 2013 to 2018, a Committee Chair at the Society of Gynecologic Oncology from 2014 to 2018, and faculty at Indiana University School of Medicine from 2009 to 2013, Weill Cornell Medicine from 2004 to 2010, and New York University School of Medicine from 2004 to 2010. Dr. Del Priore completed his MPH degree in Biostatistics and Epidemiology at the University of Illinois Chicago School of Public Health, his medical degree with Distinction at The State University of New York, and his BA, magna cum laude, in Philosophy, at the City University of New York, with additional training at Memorial Sloan Kettering Cancer Center, the University of Chicago, Northwestern University, and the University of Rochester. He has authored numerous publications, was named on several patents, and was listed as one of the “Best Doctors” by the U.S. News & World Report. He regularly appears in various media outlets as a Key Opinion Leader in oncology. We believe that Dr. Del Priore is qualified to serve as Chief Medical Officer because of his medical and clinical trial experience.

Dr. Miguel A. Lopez-Lago, PhD, Chief Scientific Officer, was appointed Chief Scientific Officer on May 26, 2022, a promotion from his prior title of Senior Director, Research and Development that he held since May 2021. From 2000 until he joined the Company, Dr. Lopez-Lago worked as a cancer scientist at Memorial Sloan Kettering Cancer Center (“MSKCC”), New York. Specifically, he has investigated various aspects of tumor biology, including the development of targeted therapies for mesothelioma and the characterization of the biological mechanisms underlying cancer metastasis. More recently, Dr. Lopez-Lago has been interested in the study of the tumor immune-microenvironment and in the development of immunotherapies for thoracic cancers using chimeric antigen receptor T cell technologies. Since 2013, Dr. Lopez-Lago has been working as Senior Research Scientist at MSKCC. Dr. Lopez-Lago received his Bachelor of Science in Bio-Sciences and his doctorate in Molecular Biology from Santiago of Compostela University, Spain. We believe that Dr. Lopez-Lago is qualified to serve as Chief Scientific Officer because of his scientific training, especially in immunology and cellular therapies.

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Executive Compensation

The purpose of this section is to describe the compensation of certain named executive officers of the Company and the directors of the Company for the most recently completed financial year of the Company in accordance with Form 51-102F6 – Statement of Executive Compensation.

Director and Named Executive Officer Compensation

For the purposes of this proxy statement, a named executive officer (“Named Executive Officer” or “NEO”) of the Company means the following individuals:

(a)	a CEO of the Company;

(b)	a CFO of the Company;

(c)	each of the three most highly compensated individuals, including any of its subsidiaries, or the three most highly compensated individuals acting in a similar capacity, other than the CEO and CFO, as at July 31, 2022, whose total compensation was, individually, more than $150,000 for financial year ended July 31, 2022; and

(d)	each individual who would be a NEO under paragraph (c) but for the fact that the individual was neither an executive officer of the Company, nor acting in a similar capacity for financial year ended July 31, 2022.

Dr. William V. Williams, President and CEO; Mr. Gadi Levin, CFO and Corporate Secretary; Dr. Giuseppe Del Priore, Chief Medical Officer; and Dr. Miguel A. Lopez-Lago, Chief Scientific Officer are the NEOs of the Company.

Compensation of Named Executive Officers

The Company’s Compensation Committee is responsible for, among other things, evaluating the performance of the Company’s executive officers, determining or making recommendations to the Board with respect to the compensation of the Company’s executive officers, making recommendations to the Board with respect to director compensation, incentive compensation plans and equity-based plans, making recommendations to the Board with respect to the compensation policy for the employees of the Company and ensuring that the Company is in compliance with all legal requirements with respect to compensation disclosure. In performing its duties, the Compensation Committee has the authority to engage such advisors, including executive compensation consultants, as it considers necessary. The Compensation Committee also has the authority to delegate any of its responsibilities, along with the authority to take action in related to such responsibilities, to one or more subcommittees as the Compensation Committee may deem appropriate in its sole discretion.

In considering and determining executive and director compensation, the Compensation Committee has the authority to select, retain and obtain the advice of an independent compensation consultant as necessary to assist with the execution of its duties and responsibilities. No executive officers are involved in the Compensation Committee’s determinations or recommendations with respect to executive and director compensation.

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Philosophy and Objectives

The compensation program for senior management of the Company is designed to ensure that the level and form of compensation achieves certain objectives, including:

(a)	attracting and retaining talented, highly-qualified executives;

(b)	motivating the short and long term performances of executives; and

(c)	creating a corporate environment which aligns their interests with those of the Shareholders.

The compensation program is designed to provide competitive levels of compensation. The Company recognizes the need to provide a total compensation package that will attract and retain qualified and experienced executives as well as align the compensation level of each executive to that executive’s level of responsibility. In general, the Company’s NEOs may receive compensation that is comprised of three components: (a) a base salary; (b) bonus compensation; and (c) equity participation through the Company’s Existing Option Plan or all such forms of compensation.

The Board and the Compensation Committee (as defined herein), as part of the annual review of executive compensation, considers the relationship between the Company’s corporate strategy and compensation of executives, and the Company’s compensation approach, policies and practices, to ensure that they encourage executives to consider the risks related to their decisions and actions, and that they do not encourage unnecessary or inappropriate risk taking. The Board and the Compensation Committee believe that the current compensation structure contains a well-balanced mix of base salary, annual bonus and long-term equity incentives. Annual bonuses have a maximum amount and the long-term equity incentives utilize time vesting as a retention mechanism. Accordingly, the Board and the Compensation Committee have not identified any risks arising from the Company’s compensation policies and practices that are reasonably likely to have a material adverse effect on the Company.

Base Salary

In the view of the Company, paying base salaries which are competitive in the markets in which the Company operates is a first step to attracting and retaining talented, qualified and effective executives. Competitive salary information on companies earning comparative revenues in a similar industry is compiled from a variety of sources, including surveys conducted by independent consultants and national and international publications.

Bonus Compensation

The Company’s primary objective is to achieve certain strategic objectives and milestones. The Company may approve executive bonus compensation dependent upon the Company meeting those strategic objectives and milestones and sufficient cash resources being available for the granting of bonuses. Bonuses paid to the NEOs are allocated on an individual basis. Bonuses are paid to reward work done above the base level of expectations set by the base salary, wages or contractor payments. There were no bonuses paid to any of the NEOs during the most recently completed financial year.

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Compensation Objectives and Principles

The Company’s executive compensation program includes the Company’s Existing Option Plan and the Omnibus Plan. The primary goal of the Company’s executive compensation program is to encourage share ownership and entrepreneurship on the part of the senior management and other employees. The Compensation Committee believes that the executive compensation program aligns the interests of the NEOs with Shareholders by linking a component of executive compensation to the longer term performance of the Company’s Common Shares. Equity participation is accomplished through the executive compensation program. Awards are granted to senior executives taking into account a number of factors, including the amount and term of awards previously granted, base salary and bonuses and competitive factors. Options are generally granted to senior executives which vest immediately. All of the NEOs are entitled to participate in the executive compensation program.

If the Omnibus Plan is approved by the Shareholders, the Awards will form a key element of the executive compensation program in the future.

In monitoring or adjusting award allotments under the executive compensation program, the Compensation Committee takes into account the level of compensation granted for similar levels of responsibility and considers each NEO or employee based on reports received from management, its own observations on individual performance (where possible) and its assessment of individual contribution to Shareholder value, previous award grants and the objectives set for the NEOs. The scale of awards will generally be commensurate to the appropriate level of base compensation for each level of responsibility.

In addition to determining the number and type of awards to be granted pursuant to the methodology outlined above, the Compensation Committee also makes the following determinations:

●	the NEOs and others who are entitled to participate in the executive compensation program;

●	the exercise price for each award granted, as applicable, subject to the provision that the exercise price cannot be lower than the market price on the date of grant;

●	the date on which each award is granted;

●	the vesting period, if any, for each award; and

●	the other material terms and conditions of each award grant.

Award grants are designed to reward the NEOs for success on a similar basis as the Shareholders of the Company, although the level of reward provided by an Option grant is dependent upon the volatility of the stock market.

While the Company has determined its current executive compensation program is effective at attracting and maintaining executive talent, it evaluates its compensation practices on an ongoing basis to ensure that it is providing market-competitive compensation opportunities for its executive team. As part of this review process, the Company expects to be guided by the philosophy and objectives outlined above, as well as other factors which may become relevant, including the ability to attract and retain key employees and to adapt to growth and other changes in its business and industry.

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Compensation Process

The Company relies on its Compensation Committee, through discussion without any formal objectives, criteria or analysis, to determine the compensation of the Company’s executive officers. Each Compensation Committee member who served during the 2022 fiscal year has experience in the area of compensation and executive compensation, having held senior executive positions in large organizations and, through those positions, having substantial experience in matters of executive compensation. The Compensation Committee has not established formal criteria or goals that are tied to total compensation or any significant element of total compensation. The Board is ultimately responsible for all forms of compensation for the Company’s executive officers. The Board is responsible for reviewing the recommendations respecting compensation of other officers of the Company from time to time, to ensure such arrangements reflect the responsibilities and risks associated with each position. When determining compensation, the Compensation Committee considers a range of factors, including: (i) company performance and individual contributions against key performance indicators, and (ii) peer group benchmarking. The Compensation Committee annually reviews the applicability of the compensation peer group and adjusts the peer group, as necessary, to ensure it remains relevant and comparable with the ever-evolving size and scope of the Company’s operations. The Compensation Committee has unrestricted access to the Company’s personnel and documents and is provided with the resources necessary, including, as required, the engagement and compensation of outside advisors, to carry out its responsibilities.

Risks Relating to the Company’s Compensation Program

The Compensation Committee assesses whether the Company’s compensation program supports the Company’s principles and objectives and reviews the Company’s compensation policies on a regular basis. As part of this process, the Compensation Committee considers the implications of the risks associated with the Company’s compensation policies and practices, including the various components of the Company’s compensation program. The Compensation Committee also considers the implication of the risks associated with the Company’s compensation program, including: (i) the risk of executive officers taking inappropriate or excessive risks; (ii) the risk of inappropriate focus on achieving short-term goals at the expense of long-term return to Shareholders; (iii) the risk of encouraging aggressive accounting practices; and (iv) the risk of excessive focus on financial returns and operational goals at the expense of regulatory, environmental and health and safety considerations.

While the Company recognizes that no compensation program can fully mitigate these risks, the Compensation Committee and Board believe that many of these risks are mitigated by: (i) ensuring incentives tied to share ownership and vesting are weighted to span a number of years; (ii) avoiding narrowly focused performance goals which may encourage loss of focus on providing long-term Shareholder return; (iii) retaining adequate discretion over the application and implementation of the compensation program to insure that the Compensation Committee and Board retain their business judgment in assessing actual performance; (iv) awarding a significant portion of long-term incentive compensation in the form of security-based awards, which provide a direct link between corporate performance and the level of payout received; and (v) imposing restrictions on the ability of executives to participate in transactions that are designed to hedge or offset a decrease in market value of securities of the Company.

Incentive Plan Design

The ability of the Compensation Committee to consider factors such as personal contributions to corporate performance and non-financial based elements of corporate performance allows the Compensation Committee to consider whether executive officers have attempted to bolster short-term results at the expense of the long-term success of the Company in determining executive compensation. The incentive programs consist of a balance between annual focus through the bonus program and long-term focus through the executive compensation program. In addition, as the incentive program consists of fixed (i.e., base salary) and variable (i.e., performance-based bonuses and executive compensation plan Awards) elements, the incentive for short-term risk taking is balanced with the incentive to focus on generating long-term sustainable value for Shareholders and other key stakeholders. There are no compensation policies and practices that are structured significantly different for any NEOs. The Compensation Committee and Board will continue to monitor compensation risk assessment practices on an ongoing basis to ensure that the Company’s compensation program is appropriately structured.

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This Oversight and Description of Director and NEO Compensation was completed by the Company’s Compensation Committee.

The Existing Option Plan

The Existing Option Plan was originally adopted by the Shareholders at the Company’s annual general and special meeting on November 25, 2014.

The following information is intended as a brief description of the Existing Option Plan and is qualified in its entirety by the full text of the Existing Option Plan, a copy of which can be found under the Corporation’s SEDAR profile at www.sedar.com.

Burn Rate

The following table provides information concerning the burn rate for the Existing Option Plan for the fiscal years ended July 31, 2022, July 31, 2021 and July 31, 2020. The annual burn rate is expressed as a percentage obtained by dividing the number of Options granted under the Existing Option Plan during the applicable fiscal year by the weighted average number of Common Shares outstanding for the applicable fiscal year.

	Number of Options Granted under the Existing Option Plan	Weighted Average Number of Common Shares	Existing Option Plan Burn Rate
Fiscal year ended July 31, 2022	818,300	15,494,091	5.28%
Fiscal year ended July 31, 2021	672,000	4,519,579	1.49%
Fiscal year ended July 31, 2020	0	0	0%

Summary of Existing Option Plan Terms

●	The term of any Options granted under the Existing Option Plan will be fixed by the Board at the time such Options are granted, provided that Options will not be permitted to exceed a term of five years (or ten years in certain circumstances).

●	The exercise price of any Options granted under the Existing Option Plan will be determined by the Board, in its sole discretion, but shall not be less than the closing price of the Company’s Common Shares on the day preceding the day on which the directors grant such Options, less any discount permitted by the TSX.

●	No vesting requirements will apply to Options granted hereunder, however, a four month hold period will apply to all Common Shares issued under each Option, commencing from the date of grant.

●	All Options are non-transferable.

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●	Options will be adjusted and/or reclassified (as applicable) in the event of any consolidation, subdivision, conversion or exchange of the Company’s Common Shares.

●	No more than 5% of the issued Common Shares may be granted to any one individual in any 12 month period.

●	No more than 2% of the issued Common Shares may be granted to a consultant, or any employee performing investor relations activities, in any 12 month period.

●	Disinterested Shareholder approval must be obtained if:

(i)	an Option plan, together with all of the Company’s previously established and outstanding Option plans or grants, could result at any time in:

(A)	the number of shares reserved for issuance under Options granted to Insiders (as such term is defined in the policies of the TSX) exceeding 10% of the issued Common Shares;
(B)	the grant to Insiders, within a 12 month period, of a number of Options exceeding 10% of the issued Common Shares; or
(C)	the issuance to any one optionee, within a 12 month period, of a number of shares exceeding 5% of the issued Common Shares; or

(ii)	the Company is decreasing the exercise price of Options previously granted to Insiders.

The Omnibus Plan

A summary of the Omnibus Plan can be found under “Proposal 3 – Approval of the Omnibus Plan”.

Insider Trading and Reporting Policy

All of the Company’s executives, other employees and directors are subject to the Company’s Insider Trading and Reporting Policy, which prohibits trading in the Company’s securities while in possession of material undisclosed information about the Company. Under this policy, such individuals are also prohibited from entering into hedging transactions involving securities of the Company, such as short sales, puts and calls. Furthermore, the Company permits executives, including the NEOs, to trade in the Company’s securities only during prescribed trading windows. Notwithstanding these prohibitions, the Company’s directors, officers and employees are able to sell a security which such person does not own if such person owns another security convertible into the security sold or an Option or right to acquire the security sold and, within 10 days after the sale, such person: (i) exercises the conversion privilege, Option or right and delivers the security so associated to the purchaser; or (ii) transfers the convertible security, Option or right, if transferable, to the purchaser.

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Performance Graph

The following performance graph compares the total cumulative return to a Shareholder who invested $100 in Shares on January 1, 2018, assuming reinvestment of dividends, with the cumulative total return on the S&P/TSX Venture Composite Index for each year following:

The Company’s executive compensation is affected by, but not directly based on, the Common Share price performance, and therefore NEOs’ compensation may not directly compare to the trend shown above.

Summary Compensation Table for 2022

The following table sets forth all compensation paid to or earned by the named executive officers of the Company in the last fiscal year.

					Non-Equity Incentive Plan Compensation
Name and Principal Position	Year	Salary	Share-Based Awards(1)	Option Based Awards(2)	Annual Incentive Plans	Long-Term Incentive Plans	Pension Value	All Other Compensation	Total Compensation
		(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)	(US$)
Dr. William V. Williams, President and CEO	2022	560,992	Nil	100,152	150,000	Nil	Nil	Nil	811,144
	2021	217,995	Nil	612,324	Nil	Nil	Nil	Nil	830,319
Mr. Gadi Levin, CFO and Corporate Secretary	2022	202,091	Nil	9,240	45,000	Nil	Nil	Nil	256,331
	2021	48,344	Nil	Nil	Nil	Nil	Nil	65,934	114,278
Dr. Giuseppe Del Priore, Chief Medical Officer	2022	199,665	Nil	215,881	Nil	Nil	Nil	Nil	415,546
	2021	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dr. Miguel A. Lopez-Lago, Chief Scientific Officer	2022	211,616	Nil	22,456	35,000	Nil	Nil	Nil	269,072
	2021	40,909	Nil	Nil	Nil	Nil	Nil	Nil	40,909

Notes:

(1)	“Option-Based Award” means an award under an equity incentive plan of options, including, for greater certainty, share options, share appreciation rights and similar instruments that have option-like features. This does not represent cash paid to the director. This figure is based on the grant date fair value of such options. The grant date fair value was determined in accordance with International Financial Reporting Standards. This methodology was chosen in order to be consistent with the accounting fair value used by the Company in its financial statements and since the Black-Scholes option pricing model is a commonly used methodology for valuing options which provides an objective and reasonable estimate of fair value. The key assumptions of this valuation include current market price of the stock, exercise price of the option, option term, risk-free interest rate, dividend yield of stock and volatility of stock return. Calculating the value of stock options using the Black-Scholes option pricing model is very different from a simple “in-the-money” value calculation. In fact, stock options that are well out-of-the-money can still have a significant “grant date fair value” based on a Black-Scholes option pricing model, especially where, as in the case of the Company, the price of the share underlying the option is highly volatile. Accordingly, caution must be exercised in comparing grant date fair value amounts with cash compensation or an in-the-money option value calculation.
(2)	“Share-Based Award” means an award under an equity incentive plan of equity-based instruments that do not have option-like features, including, for greater certainty, common shares, restricted shares, restricted share units, deferred share units, phantom shares, phantom share units, common share equivalent units and stock.

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Outstanding Equity Awards Table for 2022 Fiscal Year-End

The following table provides information regarding option awards held by each of our named executive officers that were outstanding as of July 31, 2022.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
William V. Williams, MD, FRCP	200,000	-	4.24	03/29/26	-	-
	22,300	-	8.47	01/13/27	5,575	33,384
Gadi Levin, CA, MBA	75,000	-	4.24	03/29/26	-	-
	20,000	-	4.71	05/20/27	17,500	55,441
Giuseppe Del Priore, MD, MPH	150,000	-	7.51	02/16/27	112,500	647,642
Miguel A. Lopez-Lago, PhD	15,000	-	8.47	01/13/27	9,375	56,139

Incentive Plan Awards - Value Vested or Earned During the Year

For each NEO, the following table sets forth: (1) the value of Option-based awards which vested or were earned during the financial year ended July 31, 2022; (2) the value of share-based awards which vested or were earned during the financial year ended July 31, 2022; and (3) the value of non-equity incentive plan compensation earned during the financial year ended July 31, 2022.

Name and Position	Year	Option-Based Awards–Value Vested During the Year(1)	Share-Based Awards – Value Vested During the Year	Non-Equity Incentive Plan Compensation – Value Earned During the Year
		($)	($)	($)
Dr. William V. Williams President and CEO	2022	100,152	Nil	Nil
Gadi Levin CFO and Corporate Secretary	2022	9,240	Nil	Nil
Dr. Giuseppe Del Preiore Chief Medical Officer	2022	215,881	Nil	Nil
Dr. Miguel A. Lopez-Lago Chief Scientific Officer	2022	22,456	Nil	Nil

Notes:

(1) Reflects the aggregate dollar value that would have been realized if the Options had been exercised on the vesting date, calculated based on the difference between the market price of the underlying securities at exercise and the exercise price of the Options on the vesting date

Pension Plan Benefits

The Company does not have a pension plan in place and therefore no pension plan benefit awards were made to a director or NEO during the financial year ended July 31, 2022.

Termination and Change of Control Benefits

The Company has entered into executive employment agreements with each of the NEOs (the “Employment Agreements”). Each Employment Agreement provides for the NEO’s annual base salary, vacation entitlement, and benefits.

The following is a description of material provisions of the Employment Agreements:

Employment Agreements

Dr. Williams V. Williams

On August 31, 2021, we entered into a compensation package with Dr. Williams, our Chief Executive Officer (the “2021 Compensation Package”). Pursuant to the 2021 Compensation Package, Mr. Williams receives $550,000 annually and may earn an equity incentive bonus compensation, which included a direct stock award of up to $125,000 based upon a performance review as of December 31, 2021 (the “Performance Review”). In addition, the 2021 Compensation Package provided for an option award to purchase up to $250,000 of Common Shares of the Company, in connection with the Performance Review, which vests over a four year period and provides for an aggregate cash, stock and option award of up to $950,000.

On June 21, 2022, we entered into a compensation package with Dr. Williams (the “2022 Compensation Package”). Pursuant to the 2022 Compensation Package, Mr. Williams receives $650,000 annually and an annual bonus of $150,000. In addition, the 2022 Compensation Package provides for a performance stock option award of $250,000 and a total cash, bonus and option award of up to $1,050,000.

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Giuseppe Del Priore

On February 14, 2022, we entered into an employment agreement with Giuseppe Del Priore, our Chief Medical Officer (the “Del Priore Employment Agreement”). The Del Priore Employment Agreement provides for a full-time position, $350,000 annual salary and standard employee benefit plan participation. In addition, Mr. Del Priore was granted an option to purchase 150,000 of the Company’s Common Shares. The Del Priore Employment Agreement provides that Mr. Del Priore is eligible for an annual bonus in either cash or options to purchase Common Shares of the Company based on the successful completion of certain corporate milestones selected by our Chief Executive Officer and reviewed in the sole discretion of our Board or a compensation committee.

Gadi Levin

On March 2, 2022, we entered into an executive employment agreement with Gadi Levin, our Chief Financial Officer (the “Levin Employment Agreement”), effective January 1, 2022. The Levin Employment Agreement provides for a part-time position (60%), $200,000 annual salary (“Base Salary”) and standard employee benefit plan participation. Our Board approved an annual discretionary bonus of 30% of Mr. Levin’s yearly salary and $100,000 in stock options, which vest over a four year period per calendar year. In addition, Mr. Levin was granted 20,000 options in accordance with the terms of the Company’s stock option plan. During August 2022, Mr. Levin’s annual salary was increased to 250,000, retroactively to January 1, 2022.

Miguel Lopez-Lago

On May 26, 2022, we entered into an employment agreement with Miguel Lopez-Lago, our Chief Scientific Officer (the “Lopez-Lago Employment Agreement”). The Lopez-Lago Employment Agreement provides for $210,000 annually for Mr. Lopez-Lago’s duties as our Chief Scientist Officer.

The Employment Agreements have effective dates, entitlements on a termination without just cause and change of control as follows:

Name	Effective Date of Employment Agreement	Termination Without Cause	Termination due to a Change of Control
Dr. William V. Williams	November 1, 2016 (updated as at July 1, 2021)	All amounts accrued under the agreement become due and a lump sum termination fee equal to the pro rata monthly salary times the number of months employed divided by 2 (subject to a maximum of 12) shall become payable.	N/A

Mr. Gadi Levin	March 2, 2022	Payment of the base salary (unless 6 months’ working notice is given), as well as the minimum amount of working notice or payment, statutory severance, and benefit plan contributions as necessary and prescribed by applicable employment standards legislation; all regular wages accrued and owing up to and including the termination date; all outstanding vacation pay; reimbursement of all eligible expenses that remain owing; and any other minimum statutory entitlement owing under applicable employment standards legislation.	An amount equivalent to 18 months of the base salary to be paid as a lump-sum or via salary continuation (or a combination of both); benefit plan contributions as necessary and prescribed by applicable employment standards legislation; all regular wages accrued and owing up to and including the termination date; all outstanding vacation pay; reimbursement of all eligible expenses that remain owing; and any other minimum statutory entitlement owing under applicable employment standards legislation.

Dr. Giuseppe Del Priore	February 14, 2022	All unpaid salary, accrued but unpaid bonus, if any and subject to the terms of any cash or other bonus plan award or Stock Option Agreement, and vacation accrued as of the date of termination shall become payable.	All unpaid salary, accrued but unpaid bonus, if any and subject to the terms of any cash or other bonus plan award or Stock Option Agreement, and vacation accrued as of the date of termination shall become payable.

Dr. Miguel A. Lopez Lago	May 26, 2022	All unpaid salary, accrued but unpaid bonus, if any and subject to the terms of any cash or other bonus plan award or Stock Option Agreement, and vacation accrued as of the date of termination shall become payable.	All unpaid salary, accrued but unpaid bonus, if any and subject to the terms of any cash or other bonus plan award or Stock Option Agreement, and vacation accrued as of the date of termination shall become payable.

Options and awards granted under the Existing Option Plan and the Omnibus Plan contain provisions allowing for the exercise, in certain circumstances, of options following termination (other than by reason of death, disability, retirement or for cause). Under the Omnibus Plan, in the event that any transaction resulting in a change in control occurs, the Board shall provide for the treatment of each outstanding Award as it determines in its sole discretion, which may include, pursuant to the terms of the Omnibus Plan: (A) (i) continuation of such Awards or (ii) conversion of such Awards into, or substitution or replacement of such Awards with, an award with respect to shares of the successor corporation (or a parent or subsidiary thereof) with substantially equivalent terms and value as such Awards; or (B) acceleration of the vesting and the right to exercise such Option or settle such Share Unit as of immediately, or during a specified period, prior to such change in control, and the termination of such Option to the extent such Option is not timely exercised.

Liability Insurance of Directors and Officers

The Company has directors’ and officers’ liability insurance coverage for losses to the Company if the Company is required to reimburse directors and officers, where permitted, and for direct indemnity of directors and officers where corporate reimbursement is not permitted by law. The insurance protects the Company against liability (including costs), subject to standard policy exclusions, which may be incurred by directors and/or officers acting in such capacity for the Company. All directors and officers are covered by the policy and the amount of insurance applies to all directors and officers equally. The annual cost for this insurance in 2022 was $1,675,000.

Other Compensation

Other than as set forth herein, the Company did not pay any other compensation to NEOs (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full-time employees) during the financial year ended July 31, 2022, other than benefits and perquisites which did not amount to $10,000 or greater per individual.

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DIRECTOR COMPENSATION

As at July 31, 2022, the Company had seven (7) directors, one of whom was also an employee: Dr. William V. Williams (President and Chief Executive Officer).

Compensation of Directors

The Company provides a modest cash retainer to its non-executive directors. Executive directors do not receive any cash compensation in their capacity as directors. Dr. William V. Williams, as President and Chief Executive Officer, does not receive any additional compensation for his services as a director. Long term incentives (such as Options) are granted from time to time, based on an existing complement of long term incentives, corporate performance, and to be competitive with other companies of similar size and scope.

Each member of the Company’s Board is entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending Board meetings and meetings for any committee on which he or she serves.

The chart below outlines the Company’s current director compensation program for its non-employee Directors:

Type of Fee	Role	Amount of Fee
Board Retainer	Board Member	$40,000/year
Additional Retainer	Chair	$110,000/year
Committee Retainer	Audit Committee Chair	$25,000/year
	Compensation Committee Chair	$20,000/year
	Governance and Nominating Committee Chair	$15,000/year

Non-Employee Director Compensation for 2022

The following table presents the total compensation for each person who served as a non-employee member of the Company’s Board and received compensation for such service during the fiscal year ended July 31, 2022. Other than as set forth in the table and described more fully below, the Company did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of the Board in 2022.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Pension Values ($)	All Other Compensation ($)	Total ($)
Jamieson Bondarenko, CFA, CMT	171,279	—	1,122,784	—	—	—	1,294,063
Vaughn C. Embro-Pantalony, MBA, FCPA, FCMA, CDIR, ACC	82,675	—	224,557	—	—	—	307,232
Marc Lustig, MSC, MBA	59,663	—	224,557	—	—	—	284,220
Martin E. Schmieg	72,500	—	224,557	—	—	—	296,057
Rebecca Taub, MD	60,000	—	44,911	—	—	—	104,911
Jane A. Gross, PhD	30,000	—	283,747	—	—	—	313,747

Notes:

(1) The relevant disclosure for directors Dr. William V. Williams is provided above in the “Summary NEO Compensation Table”.

(2) Options based awards calculated using the Black-Scholes Option Pricing Model.

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Other Compensation

Other than as set forth herein, the Company did not pay any other compensation to non-employee Directors (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full-time employees) during the financial year ended July 31, 2022, other than benefits and perquisites which did not amount to $10,000 or greater per individual.

securities authorized for issuance under equity compensation plans

The following table summarizes the total number of outstanding awards and shares available for other future issuances of options under all of our equity compensation plans as of July 31, 2022. All of the outstanding awards listed below were granted under the Existing Option Plan.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under the Equity Compensation Plan (Excluding Shares in First Column)
Equity compensation plans approved by Shareholders	9,674,638	$5.83	61,501
Equity compensation plans not approved by Shareholders	—	—	—

Plan Maximum, Outstanding Securities Awarded and Remaining Securities Available for Grant

As at December 12, 2022, there were 15,518,018 Common Shares of the Company issued and outstanding. Pursuant to the Omnibus Plan, and based on the current outstanding Common Shares of the Company, Common Shares reserved for issuance under the Omnibus Plan are as follows:

	Number of Common Shares of the Company	% of Issued and Outstanding Common Shares of the Company(1)
Omnibus Plan
Outstanding securities awarded under the Omnibus Plan: Common Shares reserved for future issuance pursuant to issued and unexercised Awards	19,200	0.12%
Remaining securities available for grant under the Omnibus Plan: unissued Common Shares available for future Award grants(2)	2,308,503	14.87%
Plan Maximum: maximum number of Common Shares available for issuance	15.0%	—
Existing Option Plan
Outstanding securities awarded under the Existing Option Plan: Common Shares reserved for future issuance pursuant to issued and unexercised Awards	1,670,400	10.76%
Remaining securities available for grant under the Existing Option Plan: unissued Common Shares available for future Award grants(2)	0	0
Plan Maximum: maximum number of Common Shares available for issuance	10.0%	—

Notes:

(1) Based on 15,518,018 outstanding Common Shares of the Company.

(2) This number is reduced by the total number of Common Shares underlying awards that have been granted under the Option Plan.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No current or former director or executive officer or their respective associates or affiliates, are or have been indebted to the Company or any of its subsidiaries at any time during the last two (2) financial years of the Company and no current or former director or executive officer or their respective associates or affiliates are or have been indebted to another entity at any time during the last two (2) financial years of the Company or been the subject of a guarantee, support agreement, letter of credit of other similar arrangement provided by the Company or any of its subsidiaries.

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INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

As at the date of this proxy statement, except as otherwise disclosed in the proxy statement, to the knowledge of the Board or the management of the Company, there are no material interests, whether direct or indirect, of any informed person of the Company, any proposed director of the Company, or any associate or affiliate of any informed person or proposed director, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company of any of its subsidiaries.

management conracts

The Company’s management functions are not, to any substantial degree, performed by a person or persons other than the directors or executive officers of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Shares as of December 12, 2022, by:

1.	Each of the Company’s NEOs;
2.	Each of the Company’s directors;
3.	All of the Company’s current directors and executive officers as a group; and
4.	Each Shareholder known by the Company to own beneficially more than 5.0% of the Common Shares.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common shares that may be acquired by an individual or group within 60 days of December 12, 2022, pursuant to the exercise of options or warrants, vesting of Common Shares, or conversion of preferred stock or convertible debt, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 15,518,018 Common Shares issued and outstanding as of December 12, 2022.

Except as indicated in the footnotes to this table, the Company believes that the Shareholders named in this table have sole voting and investment power with respect to all Common Shares shown to be beneficially owned by them, based on information provided to the Company by such Shareholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o BriaCell Therapeutics Corp., Suite 300 – 235 15th Street, West Vancouver, British Columbia V7T 2X1.

	Number of Shares	Percentage of Common Shares
Name of Beneficial Owner	Beneficially Owned	Beneficially Owned
Directors and Named Executive Officers
Jamieson Bondarenko, CFA, CMT(1)	619,856	3.99%
William V. Williams, MD, FRCP(2)	443,858	2.86%
Gadi Levin, CA, MBA(3)	90,385	0.58%
Giuseppe Del Priore, MD, MPH(4)	77,500	0.50%
Miguel A. Lopez-Lago, PhD(5)	11,875	0.08%
Vaughn C. Embro-Pantalony, MBA, FCPA, FCMA, CDIR, ACC(6)	84,524	0.54%
Marc Lustig, MSC, MBA (7)	1,660,000	10.70%
Martin E. Schmieg(8)	75,575	0.49%
Rebecca Taub, MD(9)	20,000	0.13%
Jane A. Gross, PhD(10)	60,000	0.39%
All current named executive officers and directors as a group (10 persons)	3,143,573	20.246%

5% or Greater Shareholders
Marc Lustig, MSC, MBA (7)	1,660,000	10.70%

*	Represents beneficial ownership of less than 1%.

Notes:

(1)	Includes 150,000 options with an exercise price of $4.35, expiring on March 29, 2026, 187,500 options with an exercise price of $8.47, expiring on January 13, 2027, and 100,000 warrants to purchase common shares with an exercise price of $5.3125, expiring on February 26, 2026.
(2)	Includes 200,000 options with an exercise price of $4.35, expiring on March 29, 2026, 16,725 options with an exercise price of $8.47, expiring on January 13, 2027, 12,725 options with an exercise price of C$8.38, expiring on August 2, 2027 and 27,272 warrants to purchase common shares with an exercise price of $5.3125, expiring on February 26, 2026.
(3)	Includes 75,000 options with an exercise price of US$4.24, expiring on March 29, 2026, 2,500 options with an exercise price of US$4.71, expiring on May 20, 2027 and 2,538 options with an exercise price of C$8.38, expiring on August 2, 2027.

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(4)	Includes 37,500 options with an exercise price of US$7.51, expiring on February 16, 2027 and 1,250 options with an exercise price of C$8.38, expiring on August 2, 2027.
(5)	5,625 options with an exercise price of $8.47, expiring on January 13, 2027 and 1,250 options with an exercise price of C$8.38, expiring on August 2, 2027.
(6)	Includes 25,000 options with an exercise price of US$4.24, expiring on March 29, 2026 and 37,500 options with an exercise price of $8.47, expiring on January 13, 2027.
(7)	Securities held by L5 Capital Inc.
(8)	Includes 25,000 options with an exercise price of US$4.24, expiring on March 29, 2026 and 37,500 options with an exercise price of $8.47, expiring on January 13, 2027.
(9)	Includes 10,000 options with an exercise price of US$4.24, expiring on March 29, 2026 and 7,500 options with an exercise price of $8.47, expiring on January 13, 2027.
(10)	Includes 10,000 options with an exercise price of US$7.74, expiring on November 1, 2026 and 37,500 options with an exercise price of $8.47, expiring on January 13, 2027.

additional information

Additional information relating to the Company can be found on SEDAR at www.sedar.com under the Company’s issuer profile. Additional financial information is provided in the Company’s comparative financial statements and Management Discussion & Analysis for the financial years ended July 31, 2022 and July 31, 2021. A copy of this document and other public documents of the Company are available upon request to Suite 300 – 235 15th Street, West Vancouver, British Columbia V7T 2X1.

board approval

The contents and the sending of this proxy statements have been approved by the Board.

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Schedule “I”

OMNIBUS EQUITY INCENTIVE PLAN

EQUITY INCENTIVE PLAN
(July 2022)

BriaCell Therapeutics Corp. (the “Company”) hereby adopts this Equity Incentive Plan (“Plan”) for certain Employees, Directors, and Consultants of the Company and/or its Affiliates.

Article 1
PURPOSE

1.1	Purpose

The purpose of the Plan is to attract and retain Employees, Directors, and Consultants of the Company and/or its Affiliates, and to ensure that interests of key Persons are aligned with the success of the Company and its Affiliates.

Article 2
INTERPRETATION

2.1	Definitions

In this Plan, the following terms have the following meanings:

“$” or “Dollars” means the lawful currency of Canada except where explicitly set forth to the contrary;

“Act” means the Canadian Income Tax Act R.S.C., 1985, c. 1 (5th Supp.), as amended from time to time;

“Active Employment” or “Actively Employed” means a person is employed and actively performing employment duties for his or her Employer or performing other similar duties as may be determined by the Board in its discretion, or is on a leave of absence approved by his or her Employer or authorized under applicable law. For purposes of this Plan, except as may be required to comply with the minimum requirements of applicable employment standards legislation, Actively Employed and Active Employment does not include any period during, or in respect of, which a Participant is receiving or is entitled to receive payments in lieu of notice (whether by way of lump sum or salary continuance), benefits continuance, severance pay, damages for wrongful dismissal or other termination related payments or benefits, in each case, whether pursuant to statute, contract, common law, civil law or otherwise. For purposes of this Plan, a Participant is not Actively Employed if a Participant’s employment or engagement has been terminated by his or her voluntary resignation or by his or her Employer, regardless of whether a Participant’s employment or engagement has been terminated with or without Cause, lawfully or unlawfully or with or without notice;

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“Affiliate” means, with respect to any Person, any entity that is an affiliate for the purposes of National Instrument 45-106 — Prospectus Exemptions, as amended from time to time;

“Applicable Withholding Taxes” means any and all taxes and other source deductions or other amounts which the Company or any of its Affiliates is required by law to withhold from any amounts to be paid or credited hereunder;

“Award” means an Option, RSU, PSU, DSU, or Dividend Share Unit granted under this Plan, as the context requires;

“Award Agreement” means an Option Agreement, RSU Agreement, PSU Agreement, or DSU Agreement, as the context requires;

“Blackout Period” means a period of time during which: (i) the trading guidelines of the Company, as amended or replaced from time to time, restrict one or more Participants from trading in securities of the Company; or (ii) the Company has determined that one or more Participants may not trade any securities of the Company, in each case, excluding any period during which a regulator has halted trading in the Company’s securities;

“Blackout Period Expiry Date” means the date on which a Blackout Period expires;

“Board” means the board of directors of the Company;

“Business Day” means any day of the year, other than a Saturday, Sunday or any day on which Canadian chartered banks are authorized or obligated by law to close for business in Toronto, Ontario;

“Cause” means with respect to any Participant, (a) in the case where there is an employment or service agreement in effect between the Company or one of its Affiliates and the Participant that defines cause (or words of like import) as applicable to the Participant, cause as defined under such agreement; or (b) in the case where there is no such agreement in effect:

(i)	theft, fraud, dishonesty or misconduct by the Participant involving the property, business or affairs of the Company or any of its Affiliates or the carrying out of the Participant’s duties to the Company or any of its Affiliates;

(ii)	any material breach or non-observance by the Participant of any term of any employment or service agreement between the Participant and the Company or any of its Affiliates, this Plan or any non- competition, non-solicitation, confidentiality, or intellectual property covenants between the Participant and the Company or any of its Affiliates;

(iii)	the material failure by the Participant to perform his or her duties with or for the Company or any of its Affiliates provided that the Participant has been given notice in writing thereof and a reasonable period in which to rectify such failure;

(iv)	the failure of the Participant to comply with his or her fiduciary duties to the Company or any of its Affiliates (if any); or

(v)	the Participant’s conviction of, or plea of guilty or no contest to, a criminal offence, felony, or a crime or offence involving moral turpitude;

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“Change in Control” means: (i) a direct or indirect sale or disposition, in any single transaction or series of related transactions, of all or substantially all of the consolidated assets of the Company and its subsidiaries to a Third Party Purchaser; (ii) a sale resulting in no less than a majority of the Common Shares (or other voting securities of the Company) on a fully diluted basis being held by a Third Party Purchaser, its Affiliates and any other Person acting jointly or in concert with the Third Party Purchaser; provided that, prior to such sale, such Persons did not hold, in the aggregate, a majority of the Common Shares (or other voting securities of the Company) on a fully diluted basis; (iii) a merger, consolidation, recapitalization or reorganization of the Company with or into a Third Party Purchaser that results in the inability of the holders of Common Shares immediately prior to the merger, consolidation, recapitalization or reorganization to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company; or (iv) any additional event that the Board reasonably determines is a Change in Control; provided, that, notwithstanding the foregoing, to the extent necessary to comply with Code Section 409A with respect to the payment of deferred compensation to any U.S. Taxpayer, Change in Control shall be limited to a change in control event as defined in Treasury Regulations Section 1.409A-3(i)(5) prescribed pursuant to Code Section 409A;

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time;

“Common Shares” means the common shares in the capital of the Company;

“Consultant” means an individual consultant or a consultant entity, other than an Employee or Director, that:

(i)	is engaged to provide services on a bona fide basis to the Company or any of its Affiliates, other than services provided in relation to a distribution of securities of the Company or any of its Affiliates;

(ii)	provides the services under a written contract with the Company or any of its Affiliates; and

(iii)	spends or will spend a significant amount of time and attention on the affairs and business of the Company or any of its Affiliates,

and includes, (i) for an individual consultant, (A) a company of which the individual consultant is an employee or shareholder, or (B) a partnership of which the individual consultant is an employee or partner, and (ii) for a consultant that is not an individual, an employee or director of the consultant, provided that the individual employee or director spends or will spend a significant amount of time and attention on the affairs and business of the Company or any of its Affiliates;

“Deferred Annual Amount” has the meaning set forth in Section 8.2(b);

“Director” means a member of the Board from time to time who is not an Employee;

“Disability” in respect of a Participant, has the meaning given to such term in any written employment or consulting or retainer agreement between such Participant and the Company (or an Affiliate), and absent any such agreement containing such definition, means a mental or physical disability whereby such Participant:

(i)	is unable, due to illness, disease, mental or physical incapacity, disability or similar cause, to fulfill such Participant’s obligations as an Employee, Director or Consultant for a continuous period of six months or for a cumulative period of 180 days in any 12 month period, or

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(ii)	is declared by a court of competent jurisdiction to be mentally incompetent or incapable of managing such Participant’s affairs;

“Dividend Share Unit” has the meaning set forth in Section 8.2;

“DSU” means a right, on the terms and conditions set out in the Plan or applicable DSU Agreement, to receive a Common Share issued from treasury (or an equivalent cash payment equal to the Fair Market Value of one Common Share on settlement of the DSU at the discretion of the Company);

“DSU Agreement” means an agreement between the Company and an Employee, Director or officer evidencing the grant of a DSU and the terms and conditions of such DSU in the form of Schedule “D” hereto or such other form(s) as may be approved by the Board from time to time;

“DSU Payment Date” means, with respect to a DSU granted to a Participant, no later than December 31 of the calendar year following the calendar year in which the DSU Termination Date occurred;

“DSU Redemption Notice” means a notice by a Participant to the Company electing the redemption of DSUs;

“DSU Termination Date” means the date that the Participant ceases to be a Director or Employee, as applicable, for any reason including, without limiting the generality of the foregoing, as a result of retirement, death, voluntary or involuntary termination, or Disability and, if applicable, means the effective date on which a Participant ceases, for any reason, to be an Director or Employee, as applicable, in a manner that qualifies as “Separation From Service” as defined in Schedule “E” hereto;

“Election Notice” has the meaning set forth in Section 8.2(c);

“Employee” means (subject to any applicable securities laws) a full-time or part-time employee of the Company or any of its Affiliates;

“Employer” means, with respect to a Participant, the Company or the applicable Affiliate thereof that employs or engages the Participant or employed or engaged the Participant immediately prior to the relevant time;

“Exchange” means the Toronto Stock Exchange or, if the Common Shares are not then listed on the Toronto Stock Exchange, such other principal market on which the Common Shares are then listed and posted for trading;

“Fair Market Value” means with respect to a Common Share, as of any date, the closing price of the Common Shares on the Exchange on the last trading day immediately preceding the applicable date or, if the Common Shares are not then readily tradable on an established securities market, the fair market value of such Common Shares as determined by the Board (by the reasonable application of a reasonable valuation method) and consistent with the principles of Code Sections 409A, 422 and 424 in the case of an Award granted to or held by a U.S. Taxpayer;

“Grant Date” means, for any Award, the date the Board grants the Award;

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“Grant Resolution” means the applicable resolution of the Board authorizing and approving any Option, RSU, PSU, or DSU grant;

“Incentive Stock Option” means an option that meets the requirements of Code Section 422 or any successor provision and is designated as such by the Board in the applicable Grant Resolution;

“Insider” has the meaning given to such term in the policies of the Exchange;

“Intrinsic Value” means, with respect to an Option (or relevant portion thereof), an amount equal to the product of (i) the number of Common Shares subject to such Option (or relevant portion thereof) and (ii) the excess, if any, of the Fair Market Value of a Common Share as of the applicable date of determination over the Option Price (and, for avoidance of doubt, if there is no such excess, then the Intrinsic Value shall be zero);

“Non-Qualified Stock Option” means an option that is not intended to be or does not meet the requirements of an Incentive Stock Option. Any Option granted by the Board that is not designated as an Incentive Stock Option in the applicable Grant Resolution will be a Non-Qualified Stock Option;

“Notice” has the meaning set forth in Section 6.2;

“Option” means the right to purchase Common Shares granted under the Plan pursuant to the terms and conditions determined in the Grant Resolution and set forth in an Option Agreement;

“Option Agreement” means an agreement between the Company and an Employee, Director or Consultant evidencing the grant of an Option and the terms and conditions of such Option in the form of Schedule “A” hereto or such other form(s) as may be approved by the Board from time to time;

“Option Price” means the purchase price per Optioned Share determined in accordance with Section 4.4;

“Optioned Shares” means the Common Shares which may be or actually are purchased by a Participant pursuant to an Option;

“Parent Corporation” has the meaning set forth in Code Section 424(e) or any successor provision;

“Participant” means an Employee, Director, or Consultant who holds Awards granted under the Plan pursuant to an Award Agreement;

“Performance Period” means, with respect to PSUs, the period of time specified in a PSU Agreement during which the applicable Performance Vesting Conditions may be achieved;

“Performance Vesting Conditions” means such performance-related conditions in respect of the vesting of Share Units determined by the Board at the Grant Date, which may include but are not limited to, financial or operational performance of the Company, total shareholder return or individual performance criteria, measured over the Performance Period;

“Person” means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity however designated or constituted;

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“Plan” means this Equity Incentive Plan, as may be amended or restated from time to time;

“PSU” means a right, on the terms and conditions set out in the Plan or applicable PSU Agreement, to receive a Common Share issued from treasury (or an equivalent cash payment equal to the Fair Market Value of one Common Share on settlement of the PSU at the discretion of the Company), that generally becomes vested, if at all, subject to the attainment of Performance Vesting Conditions and the satisfaction of such other conditions to vesting, if any, as may be determined by the Board;

“PSU Agreement” means an agreement between the Company and an Employee or Consultant evidencing the grant of a PSU and the terms and conditions of such PSU in the form of Schedule “B” hereto or such other form(s) as may be approved by the Board from time to time;

“RSU” means a right, on the terms and conditions set out in the Plan or applicable RSU Agreement, to receive a Common Share issued from treasury (or an equivalent cash payment equal to the Fair Market Value of one Common Share on settlement of the RSU at the discretion of the Company), that generally becomes vested, if at all, following a period of continuous employment or engagement;

“RSU Agreement” means an agreement between the Company and an Employee, Director or Consultant evidencing the grant of an RSU and the terms and conditions of such RSU in the form of Schedule “C” hereto or such other form(s) as may be approved by the Board from time to time;

“Security-Based Compensation Arrangement” has the meaning given to such term in the policies of the Exchange;

“Share Unit” means an RSU, PSU, DSU, or Dividend Share Unit as the context requires;

“Share Unit Account” has the meaning set forth in Section 8.4;

“Shareholder” means a holder of Common Shares;

“Subsidiary Corporation” has the meaning set forth in Code Section 424(f) or any successor provision;

“Termination Date” means: (i) in respect of a Participant who is a Director or Consultant, the date the Participant ceases to be a Director or Consultant for any reason, as applicable; and (ii) in respect of a Participant who is an Employee, the Participant’s last day of Active Employment with his or her Employer (other than in connection with the Participant’s transfer of employment to an Affiliate of his or her Employer); in each case, regardless of whether the Participant’s employment or engagement with the Company or any of its Affiliates is terminated with or without Cause, with or without notice, lawfully or unlawfully, and does not include any period of statutory, contractual, common law, civil law or other notice of termination of employment or engagement or any period of salary continuance, severance or deemed employment or other periods of time in respect of which damages are paid or payable to the Participant in respect of the termination of employment or engagement, whether pursuant to an employment agreement, service agreement or other agreement or at law. Any applicable severance period or notice period shall not be considered a period of employment or engagement for purposes of the Participant’s rights under the Plan;

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“Third Party Purchaser” means any Person who is not an Affiliate of the Company and is the acquirer in connection with a Change in Control; and

“U.S. Taxpayer” means any Participant who is a United States citizen or United States resident alien as defined for purposes of Section 7701(b)(1)(A) of the Code or for whom an Award is otherwise subject to taxation under the Code; provided, that a Participant shall be a U.S. Taxpayer solely with respect to those affected Awards.

2.2	Interpretation

Any reference in this Plan to gender shall include all genders, and words importing the singular number only shall include the plural and vice versa. The division of the Plan into Articles and Sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of the Plan. Whenever the Board is entitled to exercise discretion in the administration of the Plan, the term “discretion” means the sole and absolute discretion of the Board. Unless otherwise indicated, any reference in the Plan to an Article or Section refers to the specified Article or Section of the Plan.

2.3	Administration

This Plan shall be administered by the Board, which shall have full authority to administer this Plan, including the authority to: (i) grant Awards to Employees, Directors and Consultants; (ii) determine the Option Price, Performance Period, Performance Vesting Conditions, vesting schedule, term, limitations, intended tax treatment, restrictions and conditions applicable to Awards; (iii) interpret, administer and construe the Plan; (iv) subject to the rules of the Exchange, waive or amend any vesting conditions (including Performance Vesting Conditions) or vesting schedule; (v) establish, amend and rescind any rules and regulations relating to the Plan; and (vi) make any other determinations that the Board deems necessary or desirable for the administration of the Plan; subject in all cases to compliance with regulatory requirements. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan, in the manner and to the extent the Board deems, in its discretion, necessary or desirable. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and conclusive and shall be binding on the Participants and the Company. No member of the Board shall be personally liable for any action taken or determination or interpretation made in good faith in connection with this Plan and all members of the Board shall, in addition to their rights as directors of the Company, be fully protected, indemnified and held harmless by the Company with respect to any such action taken or determination or interpretation made. The appropriate officers of the Company are hereby authorized and empowered to do all things and execute and deliver all instruments, undertakings and applications and writings as they, in their absolute discretion, consider necessary or desirable for the implementation of this Plan and of the rules and regulations established for administering this Plan. All costs incurred in connection with this Plan shall be for the account of the Company. This Plan shall be administered in accordance with the rules and policies of the Exchange by the Board so long as the Common Shares are listed on the Exchange.

2.4	Delegation to Committee

All of the powers exercisable hereunder by the Board may, to the extent permitted by applicable law and as determined by resolution of the Board, be exercised by a committee of the Board comprised of not fewer than three directors of the Company, who shall satisfy such additional securities law and exchange-rule requirements as may be determined by the Board from time to time.

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Article 3
SHARES RESERVED FOR ISSUANCE

3.1	Shares Reserved for Issuance

Subject to any adjustment pursuant to Section 14.1, the maximum number of Common Shares reserved for issuance under the Plan (together with all other Security-Based Compensation Arrangements) shall not exceed 15% of the issued and outstanding Common Shares from time to time, on a non-diluted basis; of which the maximum number of Common Shares reserved for issuance under the Plan (together with all other Security-Based Compensation Arrangements) pursuant to (i) Incentive Stock Options is subject to a sublimit of 2,327,700, and (ii) Share Units is subject to a sublimit of 5% of the issued and outstanding Common Shares from time to time, on a non-diluted basis. Common Shares in respect of Options that have been cancelled, surrendered or terminated or that expire without being exercised and Common Shares underlying Share Units which expire, terminate or are settled or cancelled shall again be available for issuance under the Plan.

If the Board authorizes the assumption or substitution under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, of awards granted under another plan, such assumption or substitution shall not reduce the maximum number of Common Shares available for issuance under this Plan, and, as deemed necessary by the Board, such assumed or substituted awards shall be subject to terms and conditions that may vary from those otherwise imposed under this Plan, all subject to applicable law and exchange rules.

3.2	Participation Limits

The Plan, when combined with all of the Company’s other Security-Based Compensation Arrangements, will not result at any time in:

(a)	a number of Shares issued to Insiders within a one-year period exceeding 10% of the issued and outstanding Common Shares; and

(b)	a number of Common Shares issuable to Insiders at any time exceeding 10% of the issued and outstanding Common Shares.

Any entitlement to acquire Common Shares granted pursuant to the Plan or other Securities-Based Compensation Arrangement prior to the Participant becoming an Insider will be excluded for the purposes of the limits set out in this Section 3.2.

3.3	Non-Employee Directors

The aggregate value of all Awards granted to any one Director who is neither a Consultant nor an Employee in any one year period under the Plan and all other Security-Based Compensation Arrangements may not exceed $150,000 (with no more than $100,000 attributable to Options granted under the Plan or any other Security-Based Compensation Arrangements) based on the grant date fair value of the Awards, other than (i) Awards granted in lieu of cash fees payable for serving as a Director, or (ii) one-time initial grants of Awards made to a new non-employee Director upon joining the Board.

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3.4	No Fractional Shares

No fractional Common Shares shall be issued under the Plan (including as a result of any adjustment made pursuant to Article 14), and a Participant shall have no right to payment or other consideration in respect of a fractional Common Share the right to which is forfeited as a result of this provision.

Article 4
GRANT OF OPTIONS AND RIGHTS OF PARTICIPANTS

4.1	Grant of Options

The Board may, at any time and from time to time, grant Options to such Employees, Directors, and Consultants as it may select for the number of Optioned Shares that it shall designate, subject to the provisions of this Plan, and provided that the total number of Common Shares subject to and acquired upon exercise of Options shall not at any time exceed the maximum set forth in Section 3.1. The grant of an Option to a Participant at any time shall neither entitle such Participant to receive, nor preclude such Participant from receiving, a subsequent grant of an Option.

The Board shall make all necessary or desirable determinations regarding the granting of Options and may take into consideration the present and potential contributions of a particular Employee, Director, or Consultant to the success of the Company and its Affiliates and any other factors which it may deem proper and relevant.

In respect of Participants who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for tax purposes, the additional provisions in Schedule “F” will apply to any grant of Options.

4.2	Incentive Stock Options

The following provisions will apply only to Incentive Stock Options granted to U.S. Taxpayers under the Plan:

(a)	No Incentive Stock Option may be granted to any Employee, Director or Consultant who, at the time such Option is granted: (i) is not an employee of the Company or any Parent Corporation or Subsidiary Corporation of the Company; or (ii) owns securities possessing more than 10% of the total combined voting power of all classes of securities of the Company or any Parent Corporation or Subsidiary Corporation of the Company, except that with respect to provision (ii) hereof, such an Option may be granted to an employee if, at the time the Option is granted, the Option Price is at least 110% of the Fair Market Value of the Optioned Shares, and the Option by its terms is not exercisable after the expiration of five years from the applicable Grant Date.

(b)	To the extent that the aggregate Fair Market Value of the Common Shares with respect to which Incentive Stock Options (without regard to this Section 4.2(b)) are exercisable for the first time by any individual during any calendar year (under all plans of the Company or any Parent Corporation or Subsidiary Corporation of the Company) exceeds US$100,000 (such Fair Market Value to be determined as of the Grant Date of the respective Incentive Stock Options), such Options will be treated as Non-Qualified Stock Options. This Section 4.2(b) will be applied by taking Options into account in the order in which they were granted. If some but not all Options granted on any one day are subject to this Section 4.2(b), then such Options will be apportioned between Incentive Stock Option and Non-Qualified Stock Option treatment in such manner as the Board will determine.

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(c)	No Incentive Stock Option shall be granted more than 10 years from the date the Plan is adopted or the date the Plan is approved by shareholders, whichever is earlier. Notwithstanding that the Plan shall be effective when adopted by the Board, no Incentive Stock Option granted under the Plan may be exercised until the Plan is approved by the Company’s shareholders, and if such approval is not obtained within 12 months after the date of the Board’s adoption of the Plan, then all Incentive Stock Options previously granted shall terminate for no consideration and shall cease to be outstanding, and, further, the Board shall obtain shareholder approval within 12 months before or after any material amendment to the Plan (including any increase in the total number of Common Shares that may be issued as Incentive Stock Options under the Plan or any change in the class of employees eligible to receive Incentive Stock Options under the Plan).

(d)	Disability of a holder of an Incentive Stock Option shall mean “permanent and total disability” as defined under Section 22(e)(3) of the Code. If the holder of an Incentive Stock Option ceases to be employed by the Company and all applicable Parent Corporations and Subsidiary Corporations other than by reason of death, his or her Incentive Stock Options shall be eligible for treatment as such only if exercised (i) no later than 12 months following such termination if due to disability or (ii) no later than three months following such termination if due to any other reason. By accepting an Option granted as an Incentive Stock Option under this Plan, a U.S. Taxpayer agrees to notify the Company in writing promptly after the U.S. Taxpayer disposes of any Common Shares acquired pursuant to the exercise of such Option if the disposition occurs on or before the later of (A) the second anniversary of the grant date and (B) the first anniversary of the exercise of the Option (or the first anniversary of the date of vesting of such Option-acquired Common Shares, if initially subject to a substantial risk of forfeiture), such notification to include the date and terms of the disposition and such other information as the Company may reasonably require. The following shall be prohibited with respect to an Incentive Stock Option absent disclosure of potential United States federal income tax consequences to the Participant affected thereby: (i) net exercise (pursuant to Section 6.2 hereof); (ii) exercise while unvested; and (iii) modification of an outstanding Incentive Stock Option in such a manner as would provide an additional benefit to the holder, including a reduction of the Option Price or extension of the Option expiration date.

4.3	Option Agreement

Each Option granted by the Board shall be evidenced by an Option Agreement between the Participant and the Company in the form attached as Schedule “A” or such other form(s) as may be approved by the Board from time to time. Each Option Agreement shall specify the number of Optioned Shares, the Option Price, and the terms and conditions of the Option as specified in the Grant Resolution.

4.4	Option Price

The Option Price per Optioned Share at the time any Option is granted shall be the greater of:

(a)	the Fair Market Value of the Common Shares on the Grant Date; and

(b)	the closing price of the Common Shares on the Exchange on the Grant Date, if applicable.

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4.5	Prohibition on Transfer, Assignment or Pledge of Options

Options are personal to the Participant. No Participant may deal with any Option or any interest in it or transfer or assign any Option held by the Participant, except in the event of death or incapacity, where an Option may be transferred to the Participant’s heirs, executors, administrators, trustees, personal legal representatives or the like, subject to all the terms of the Plan and applicable Option Agreement, which shall be binding upon them; provided that an Incentive Stock Option shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, and may be exercised during the Participant’s lifetime only by the Participant. A purported transfer or assignment of any Option in any other circumstances will not be valid, and the Company will not issue any Common Shares upon the attempted exercise of any such improperly transferred or assigned Option. A Participant may not mortgage, hypothecate, pledge or grant a security interest in any Option.

Article 5
VESTING OF OPTIONS

5.1	Vesting Specified in the Option Agreement

The Option Agreement shall specify the date or dates upon which a Participant’s right to purchase the Optioned Shares shall vest (including subject to the attainment of certain financial results or other performance criteria). The Board shall have the discretion to provide for early vesting of any Option or Options.

Article 6
EXERCISE OF OPTIONS

6.1	Exercise of Options

Options shall be exercisable in the manner determined in the Grant Resolution and set forth in the Option Agreement (subject to acceleration by the Board) as to all or any lesser number of the Optioned Shares in respect of which the Participant’s right to purchase Optioned Shares has vested.

6.2	Exercise Procedure

Options shall be exercised by written notice to the Company specifying the number of Optioned Shares in respect of which such Option is then being exercised (“Notice”), and such Notice shall include payment in full of the applicable Option Price and any Applicable Withholding Taxes by way of cash or by certified cheque, bank draft, money order, or wire transfer payable to the Company or by such other means as may be specified from time to time by the Company.

Subject to the approval of the Board, a Participant may exercise any Option on a cashless basis. In such event, a Participant may file a Notice in a form satisfactory to the Company and elect to surrender a number of vested Options in exchange for an amount equal to (i) the aggregate Fair Market Value of the Optioned Shares underlying the vested Options being surrendered, minus (ii) the aggregate of the Option Price of the Optioned Shares underlying the vested Options being surrendered and any Applicable Withholding Taxes. The Company shall satisfy the payment of such amount by issuing to the Participant such number of Common Shares (rounded down to the nearest whole number) with an aggregate Fair Market Value equal to such amount. Employees in the United States are hereby notified that utilizing the cashless exercise feature may result in negative tax consequences for both Incentive Stock Options and Non-Qualified Stock Options.

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Subject to the approval of the Board, a Participant may exercise any Option pursuant to a broker-assisted cashless exercise, whereby the Participant shall elect on the Notice to receive:

(a)	an amount in cash equal to the cash proceeds realized upon the sale in the capital markets of the Common Shares underlying the Options by a securities dealer designated by the Company, less the aggregate Option Price, any Applicable Withholding Taxes, and any transfer costs charged by the securities dealer to sell the Common Shares;

(b)	an aggregate number of Common Shares that is equal to the number of Common Shares underlying the Options minus the number of Common Shares sold in the capital markets by a securities dealer designated by the Company as required to realize cash proceeds equal to the aggregate Option Price, any Applicable Withholding Taxes and any transfer costs charged by the securities dealer to sell the Common Shares; or

(c)	a combination of (a) and (b).

6.3	Issuance of Shares

Following the exercise of the Option, the Company shall take all actions necessary to issue fully paid and non-assessable Optioned Shares to the Participant, following which the Participant shall have no further rights, title or interest with respect to such Option. The obligation of the Company to issue and deliver any Common Shares in accordance with this Plan shall be subject to any necessary approval of any stock exchange or regulatory authority having jurisdiction over the securities of the Company. If any Common Shares cannot be issued to any Participant upon the exercise of an Option by reason of any stock exchange or regulatory authority, the obligation of the Company to issue such Common Shares shall terminate, and any Option Price paid to the Company in respect of the exercise of such Option shall be returned to the Participant.

Article 7
EXPIRATION AND TERMINATION OF OPTIONS

7.1	Expiry of Options

The Board will, at the time the Option is granted, determine the date(s) upon which an Option will expire, which date(s) cannot be greater than 10 years from the Grant Date, subject to Section 4.2(a) in respect of Incentive Stock Options. On the expiry of an Option, the Option will be null, void, and of no effect. Notwithstanding the foregoing, if the expiration date of an Option falls within a Blackout Period or within ten days after a Blackout Period Expiry Date, the expiration date of the Option (other than an Incentive Stock Option) will be the date which is ten Business Days after the Blackout Period Expiry Date (“Blackout Extension Date”); provided that the Blackout Extension Date shall be available (a) only when the Blackout Period is self-imposed by the Company, and (b) to all Participants under the Plan, under the same terms and conditions. For greater certainty, the Board does not have discretion to extend the Blackout Extension Date beyond ten Business Days after the Blackout Period Expiry Date.

7.2	Termination

Options that are not vested as of the Participant’s Termination Date for any reason shall automatically terminate on the Termination Date, and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

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In the event a Participant ceases to be an Employee, Director, or Consultant other than as a result of a termination for Cause or the Participant’s death or Disability, then unless otherwise provided in the Grant Resolution, the Participant may, within 90 days after the Participant’s Termination Date, or such shorter period as is remaining in the term of the Options, exercise the Participant’s vested Options in accordance with Article 6. At the end of such 90-day period or such shorter period as is remaining in the term of the Options, the unexercised Options shall automatically terminate, be forfeited for no consideration and be of no further force or effect and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

In the event a Participant ceases to be an Employee, Director, or Consultant as a result of the Participant’s death or Disability, then unless otherwise provided in the Grant Resolution, the Participant or the legal representative of the Participant’s estate, as applicable, may, within one year after the Participant’s Termination Date, or such shorter period as is remaining in the term of the Options, exercise the Participant’s vested Options in accordance with Article 6. At the end of such one-year period or such shorter period as is remaining in the term of the Options, the unexercised Options shall automatically terminate, be forfeited for no consideration and be of no further force or effect and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant’s estate in respect thereof as compensation, damages or otherwise.

In the event a Participant ceases to be an Employee, Director, or Consultant as a result of being terminated for Cause, all Options that are held by such Participant, whether vested or unvested, shall automatically terminate on the Termination Date, and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

The Plan may take away or limit a Participant’s common or civil law rights, as applicable, to Options, Common Shares and payments hereunder and any common or civil law rights, as applicable, to damages as compensation for the loss, or continued vesting, of Options, Common Shares or payments during any reasonable notice period. Any applicable severance period or reasonable notice period shall not be considered a period of employment or engagement for the purposes of a Participant’s rights under the Plan.

Article 8
GRANT OF SHARE UNITS and rights of participant

8.1	Grant of RSUs or PSUs

The Board may, at any time and from time to time, grant RSUs or PSUs to such Employees and Consultants, and RSUs to such Directors, in each case as it may select, subject to the provisions of this Plan, and provided that the total number of Common Shares acquired upon settlement of RSUs and PSUs shall not at any time exceed the maximum set forth in Section 3.1. The grant of an RSU or PSU to a Participant at any time shall neither entitle such Participant to receive, nor preclude such Participant from receiving, a subsequent grant of an RSU or PSU.

The Board shall make all necessary or desirable determinations regarding the granting of RSUs and PSUs and may take into consideration the present and potential contributions of a particular Employee, Director (in the case of RSUs only), or Consultant to the success of the Company and its Affiliates and any other factors which it may deem proper and relevant.

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Each RSU and PSU granted by the Board shall be evidenced by an RSU Agreement or PSU Agreement, as applicable. Unless otherwise provided in the applicable Award Agreement, RSUs and PSUs granted to a Participant shall be awarded solely in respect of services provided by such Participant in the calendar year in which the Grant Date occurs. In all cases, the RSUs and PSUs shall be in addition to, and not in substitution for or in lieu of, ordinary salary and wages payable to a Participant in respect of his or her services to his or her Employer.

8.2	Grant of DSUs

(a)	Discretionary DSUs. The Board may, at any time and from time to time, grant DSUs to such Employees subject to the provisions of this Plan, and provided that the total number of Common Shares acquired upon settlement of DSUs shall not at any time exceed the maximum set forth in Section 3.1. The grant of a DSU to a Participant at any time shall neither entitle such Participant to receive, nor preclude such Participant from receiving, a subsequent grant of a DSU.

(b)	Mandatory or Elective DSUs. In addition to Section 8.2(a), on fixed dates established by the Board and subject to such terms and conditions and other procedures as the Board will determine, the Board may require a Participant to, or may permit a Participant to irrevocably elect to, receive DSUs in satisfaction of all or a portion of the following amounts payable by the Company or any of its Affiliate:

(i) Director’s Retainer - in the case of a Director who is not also an Employee, an amount equal to all or a portion of his or her annual directors’ retainer payable on account of his or her services as a Director (which amount will not include committee chairperson retainers, committee members retainers, Board or committee meeting fees, or special remuneration for ad hoc services rendered to the Board); or

(ii) Employees’ Annual Incentive - in the case of an Employee, an amount equal to all or a portion of his or her annual incentive bonus for a calendar year,

(in each case, the “Deferred Annual Amount”). In such cases, the Participant will receive an Award of DSUs equal to the greatest whole number which may be obtained by dividing (i) the amount of the Deferred Annual Amount, by (ii) the Fair Market Value of one Common Share on the date of payment of such Deferred Annual Amount.

(c)	Subject to Board approval, a Participant may in accordance with Section 8.2(b) elect by filing an irrevocable election notice (the “Election Notice”), once each calendar year, to be paid up to 100% of such Participant’s Deferred Annual Amount in the form of DSUs with the balance, if any, being paid in cash in accordance with the Company’s regular practices of paying such cash compensation, provided that for a U.S. Taxpayer the election is made in accordance with the provisions of Schedule “E” hereto. In the case of an existing Participant, the election must be completed, signed and delivered to the Company by the end of the calendar year preceding the calendar year to which such election is to apply. In the case of a new Electing Participant, the election must be completed, signed and delivered to the Company as soon as possible, and, in any event, no later than 30 days after becoming an eligible Participant, with such election to be effective on the first day of the fiscal quarter of the Company next following the date of the Company’s receipt of the election until the final day of such calendar year.

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(d)	The Election Notice shall, subject to any minimum amount that may be required by the Board, from time to time, designate the percentage of the Deferred Annual Amount that would otherwise be paid in cash for the applicable calendar year that is to be deferred into DSUs, with the remaining percentage to be paid in cash in accordance with the Company’s regular practices of paying such cash compensation.

(e)	If a Blackout Period is in effect, or if the Participant has knowledge of a material fact or material change that has not been generally disclosed at the time the Participant would otherwise be required to deliver his or her Election Notice, such election shall be made on the second Business Day after the Blackout Period Expiry Date or the material fact or material change is generally disclosed.

8.3	Dividend Share Units

When regular dividends (other than stock dividends) are paid on Common Shares, additional Share Units (“Dividend Share Units”) shall be credited to a Participant’s Share Unit Account as of the dividend payment date. The number of Dividend Share Units to be credited to the Participant’s Share Unit Account shall be determined by multiplying the aggregate number of Share Units held by the Participant on the relevant record date by the amount of the dividend paid by the Company on each Common Share, and dividing the result by the Fair Market Value on the dividend payment date, which Dividend Share Units shall be in the form of RSUs, PSUs or DSUs, as applicable. Dividend Share Units credited to a Participant’s Share Unit Account in accordance with this Section 8.3 shall be subject to the same vesting and settlement conditions applicable to the related RSUs, PSUs or DSUs.

8.4	Share Unit Accounts

An account, called a “Share Unit Account”, shall be maintained by the Company or a third party administrator for each Participant and will be credited with such grants of RSUs, PSUs, DSUs or Dividend Share Units as are received by the Participant from time to time. Share Units that fail to vest or that are settled in accordance with Section 10.1 shall be cancelled and shall cease to be recorded in the Participant’s Share Unit Account as of the date on which such Share Units are forfeited or cancelled under the Plan or are settled, as the case may be. Where a Participant has been granted one or more RSUs, PSUs or DSUs, such RSUs, PSUs and DSUs (and related Dividend Share Units) shall be recorded separately in the Participant’s Share Unit Account.

Article 9
VESTING AND OTHER TERMS OF SHARE UNITS

9.1	Vesting and Other Terms Specified in the RSU Agreement

Each RSU Agreement shall set forth: (i) the Grant Date of the RSUs; (ii) the number of RSUs subject to such Award; and (iii) the applicable vesting schedule, and may specify such other terms and conditions consistent with the terms of the Plan as the Board shall determine or as shall be required under any other provision of the Plan. The Board shall have the discretion to provide for early vesting of any RSU.

9.2	Vesting and Other Terms Specified in the PSU Agreement

Each PSU Agreement shall set forth: (i) the Grant Date of the PSUs; (ii) the number of PSUs subject to such Award; (iii) the applicable vesting schedule; and (iv) any applicable Performance Vesting Conditions and Performance Period, and may specify such other terms and conditions consistent with the terms of the Plan as the Board shall determine or as shall be required under any other provision of the Plan. The Board shall have the discretion to provide for early vesting of any PSU.

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9.3	Vesting and Other Terms Specified in the DSU Agreement

(a)	Each DSU Agreement shall set forth: (i) the Grant Date of the DSUs; (ii) the number of DSUs subject to such Award; (iii) for DSU awarded under Section 8.2(a), the applicable vesting schedule, and may specify such other terms and conditions consistent with the terms of the Plan as the Board shall determine or as shall be required under any other provision of the Plan.

(b)	Except as otherwise determined by the Board or as set forth in the particular DSU Agreement, DSUs shall vest immediately upon grant. Participants will not have any right to receive any benefit under the Plan in respect of a DSU until the DSU Termination Date.

Article 10
SETTLEMENT OF SHARE UNITS

10.1	Settlement of RSUs and PSUs

On or as soon as practicable following the vesting date of an RSU or PSU, subject to Section 15.11, the Company shall redeem such RSU or PSU for the following, at the election of the Company in its sole discretion: (i) the number of Common Shares that is equal to the number of vested Share Units held by the Participant as at the vesting date (rounded down to the nearest whole number), as fully paid and non-assessable Common Shares (net of Common Shares withheld to satisfy any Applicable Withholding Taxes), (ii) a lump sum cash payment, through its regular payroll practices equal to the number of Share Units to be redeemed multiplied by the Fair Market Value per Common Share determined as at such applicable settlement date (net of any Applicable Withholding Taxes) Administrator, or (iii) a combination of Common Shares and cash as contemplated in (i) and (ii) above. Upon settlement of such Share Units, the corresponding number of Share Units credited to the Participant’s Share Unit Account shall be cancelled and the Participant shall have no further rights, title or interest with respect thereto.

10.2	Settlement of DSUs

(a)	Following the DSU Termination Date and no later than the DSU Payment Date, the Participant may redeem the DSUs credited to the Participant’s Share Unit Account by filing with the Company, one or more DSU Redemption Notices on or before December 1 of the first calendar year commencing after the DSU Termination Date. If the Participant fails to file a DSU Redemption Notice on or before such December 1 deadline, the Participant shall be deemed to have filed with the Company a DSU Redemption Notice on such December 1 deadline to redeem all vested DSUs credited to such Participant’s Share Unit Account. Each date on which a notice of redemption is filed or deemed to be filed with the Company is the “Filing Date”. Each DSU Redemption Notice filed by the Participant shall specify the number of vested DSUs to be redeemed and if such number is not so specified, it shall be deemed to be all of the vested DSUs credited to the Participant’s Share Unit Account.

(b)	On or as soon as practicable following the Filing Date, subject to Section 15.11, the Company shall redeem such vested DSUs for the following, at the election of the Company in its sole discretion: (i) the number of Common Shares that is equal to the number of vested DSUs held by the Participant as at the Filing Date (rounded down to the nearest whole number), as fully paid and non-assessable Common Shares (net of Common Shares withheld to satisfy any Applicable Withholding Taxes), (ii) a lump sum cash payment, through its regular payroll practices equal to the number of DSUs to be redeemed multiplied by the Fair Market Value per Common Share determined as at such applicable Filing Date (net of any Applicable Withholding Taxes), or (iii) a combination of Common Shares and cash as contemplated in (i) and (ii) above. Upon settlement of such DSUs, the corresponding number of DSUs credited to the Participant’s Share Unit Account shall be cancelled and the Participant shall have no further rights, title or interest with respect thereto.

(c)	In respect of Participants who are U.S. Taxpayers, redemption and settlement of DSUs shall be governed by Schedule “E”.

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10.3	Blackout Periods

Notwithstanding any other provision of the Plan, if the expiry date or vesting date of an Share Unit is (i) during a Blackout Period, or (ii) within ten Business Days following the Blackout Period Expiry Date, the expiry date, vesting date or redemption date, as applicable, will be automatically extended for a period of ten Business Days following the Blackout Period Expiry Date. Any settlement of a Share Unit that is effected during such Blackout Period in order to comply with Sections 10.1 and 10.2 will (subject to the requirements of applicable law) be settled in cash, notwithstanding any other provision hereof.

Article 11
TERMINATION

11.1	Termination

In the event a Participant ceases to be an Employee, Director, or Consultant other than as a result of death or Disability, Share Units that are not vested as of the Participant’s Termination Date for any reason shall automatically terminate on the Termination Date, and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

In the event a Participant ceases to be an Employee, Director, or Consultant as a result of death or Disability, Share Units that are not vested as of the Participant’s Termination Date shall be deemed to vest on the Termination Date: (i) in the case of RSUs, in the proportion that the time a Participant was an Employee, Director, or Consultant during the particular vesting period, as provided in the applicable RSU Agreement, is of the entire time of the particular vesting period, as provided in the applicable RSU Agreement; (ii) in the case of PSUs, in the same proportion that Performance Vesting Conditions in respect of a particular Performance Period have been achieved by the Employee or Consultant, as the case may be, is of all of the Performance Vesting Conditions in respect of a particular Performance Period, as provided in the applicable PSU Agreement; and (iii) in the case of DSUs, in the proportion that the time a Participant was an Employee during the particular vesting period, as provided in the applicable DSU Agreement, is of the entire time of the particular vesting period, as provided in the applicable DSU Agreement.

In the event a Participant ceases to be an Employee, Director, or Consultant other than as a result of a termination for Cause, then any vested Share Units in the Participant’s Share Unit Account on the Participant’s Termination Date shall be settled as soon as practicable following the Termination Date in accordance with Section 10.1 or Section 10.2, as applicable.

In the event a Participant ceases to be an Employee, Director, or Consultant as a result of being terminated for Cause, all Share Units that are held by such Participant, whether vested or unvested, shall automatically terminate on the Termination Date, and, except as may be required to comply with the minimum requirements of applicable employment standards legislation, no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

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The Plan may take away or limit a Participant’s common or civil law rights, as applicable, to Share Units and Common Shares and any common or civil law rights, as applicable, to damages as compensation for the loss, or continued vesting, of Share Units and Common Shares during any reasonable notice period. Any applicable severance period or reasonable notice period shall not be considered a period of employment or engagement for the purposes of a Participant’s rights under the Plan.

Article 12
CHANGE IN CONTROL

12.1	Change in Control

In the event of a Change in Control, except as otherwise provided in the Grant Resolution, the Board shall provide for the treatment of each outstanding Award as it determines in its sole discretion, which treatment need not be uniform for all Participants and/or Awards and which may include, without limitation, one or more of the following:

(a)	(i) continuation of such Awards or (ii) conversion of such Awards into, or substitution or replacement of such Awards with, an award with respect to shares of the successor corporation (or a parent or subsidiary thereof) with substantially equivalent terms and value as such Awards (which value as of immediately following such Change in Control shall not exceed the Intrinsic Value of any such Option as of immediately prior to such Change in Control), effected in accordance with Code Sections 409A and 424 to the extent applicable; and/or

(b)	acceleration of the vesting and the right to exercise such Option or settle such Share Unit as of immediately, or during a specified period, prior to such Change in Control, and the termination of such Option to the extent such Option is not timely exercised. If the Change in Control is not completed within the time specified therein (as the same may be extended), the Awards which vest pursuant to this Section 12.1(b) shall be returned by the Company to the Participant and, if exercised or settled, as applicable, the Common Shares issued on such exercise or settlement shall be reinstated as authorized but unissued Common Shares and the original terms applicable to such Awards shall be reinstated.

For purposes of the application of this Section 12.1 to any outstanding Award, if such Award is subject to performance criteria (including any Performance Vesting Conditions), the level of attainment of such criteria shall be determined by the Board in its sole discretion, including, without limitation, by deeming such criteria attained at the applicable target or maximum level regardless of actual performance, or measuring the attainment of such criteria based on actual performance through such Change in Control or a specified date prior thereto.

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Article 13
SHAREHOLDER RIGHTS

13.1	Shareholder Rights

Except as specifically set out herein, a Participant shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to vote or to receive dividends or other distributions therefrom), unless and only to the extent that the Participant shall from time to time duly exercise an Option and become a Shareholder. Share Units shall not be considered Common Shares nor shall they entitle a Participant to any interest in or title to any Common Shares or to exercise voting rights or any other rights attaching to the Common Shares.

Article 14
CERTAIN ADJUSTMENTS

14.1	Adjustment in the Number of Shares

In the event of any corporate event or transaction involving the Company or an Affiliate (including, but not limited to, a change in the Common Shares of the Company or the capitalization of the Company), such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split- up, spin-off, combination of shares, exchange of shares, dividend in kind, extraordinary cash dividend, amalgamation or other like change in capital structure (other than normal cash dividends to shareholders of the Company), or any similar corporate event or transaction, the Board, to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, in its sole discretion: (i) the number and kind of shares or other securities that may be granted pursuant to Awards; (ii) the number and kind of shares or other securities subject to outstanding Awards; (iii) the Option Price applicable to outstanding Options; (iv) the number of Share Units in the Participants’ Share Unit Accounts; (v) the vesting of PSUs; and/or (vi) other value determinations (including performance conditions) applicable to the Plan or outstanding Awards; provided, however, that no adjustment will obligate the Company to issue or sell fractional securities. All adjustments shall be made in good-faith compliance with paragraph 7(1.4)(c) of the Act, Code Section 409A and/or Code Section 424, as applicable. For the avoidance of doubt, the purchase of Common Shares or other equity securities of the Company by a shareholder of the Company or by any third party from the Company shall not constitute a corporate event or transaction giving rise to an adjustment pursuant to this Section 14.1.

Article 15
GENERAL

15.1	Notice

Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or telecopied and addressed to the recipient, and if to the Company, at its principal office, and if to the Participant, at the address indicated in the Award Agreement or at the Participant’s last known address shown in the records of the Company or any Affiliate. It is the responsibility of the Participant to advise the Company of any change in address, and neither the Company nor any Affiliate shall have any responsibility for any failure by the Participant to do so. Any Participant may change his or her address from time to time by notice in writing to the Company. The Company shall give written notice to each Participant of any change of the Company’s address. Any such notice shall be effective, if delivered, on the date of delivery and, if sent by facsimile, on the day following receipt of the facsimile.

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15.2	No Special Rights

No Participant shall be induced to acquire, settle, or exercise Awards by expectation of employment, engagement, or service or continued employment, engagement, or service. Nothing contained in the Plan or by the grant of any Awards shall confer upon any Participant any right with respect to employment, engagement, or service or in continuance of employment, engagement, or service with the Company or any of its Affiliates or interfere in any way with the right of the Company or any of its Affiliates to terminate a Participant’s employment, engagement or service at any time. Nothing in this Plan may be construed to provide any Participant with any rights whatsoever to compensation or damages in lieu of notice or continued participation in, or entitlements under, the Plan as a consequence of a Participant’s termination of employment or service (regardless of the reason for the termination and the party causing the termination, including a termination without Cause). The Plan does not give any Participant any right to claim any benefit or compensation except to the extent specifically provided in the Plan. Participation in the Plan by a Participant shall be voluntary.

15.3	Other Employee Benefits

The amount of any compensation received or deemed to be received by a Participant as a result of his or her participation in the Plan will not constitute compensation, earnings, or wages with respect to which any other employee benefits of that Participant are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, insurance, termination, severance or salary continuation plan or any other employee benefit plans, nor under any applicable employment standards or other legislation, except as otherwise specifically determined by the Board.

15.4	Amendment

The Board may amend or suspend any provision of the Plan or any Award or Award Agreement, or terminate this Plan, at any time without approval of security holders, subject to those provisions of applicable law and the rules, regulations and policies of the Exchange, if any, that require the approval of security holders or any governmental or regulatory body regardless of whether any such amendment or suspension is material, fundamental or otherwise, and notwithstanding any rule of common law or equity to the contrary. However, except as expressly set forth herein, including in Section 15.7 and Section 15.11(b), or as required pursuant to applicable law, no action of the Board or security holders may materially adversely alter or impair the rights of a Participant under any Award previously granted to the Participant without the consent of the affected Participant.

(a)	Without limiting the generality of the foregoing, the Board may make the following types of amendments to this Plan or any Award without seeking security holder approval:

	(i)	amendments of a “housekeeping” or administrative nature, including any amendment for the purpose of curing any ambiguity, error or omission in this Plan or any Award or to correct or supplement any provision of this Plan or any Award that is inconsistent with any other provision of this Plan or any Award;

	(ii)	amendments necessary to comply with the provisions of applicable law or the rules, regulations and policies of any stock exchange on which the Common Shares are listed;

	(iii)	amendments necessary for Awards to qualify for favourable treatment under applicable tax laws;

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(iv)	amendments to the vesting provisions of this Plan or any Award;

(v)	amendments to include or modify a cashless exercise feature, payable in cash or Common Shares;

(vi)	amendments to the termination or early termination provisions of this Plan or any Award, whether or not such Award is held by an Insider, provided such amendment does not entail an extension beyond the original expiry date of an Option; and

(vii)	amendments necessary to suspend or terminate this Plan.

(b)	Security holder approval will be required for the following types of amendments:

	(i)	any amendment to increase the maximum number of Common Shares issuable under this Plan, other than pursuant to Section 14.1;

	(ii)	any amendment which reduces the Option Price of an Option or that would be treated as a “repricing” under the then-applicable rules, regulations or listing requirements adopted by the exchange(s) on which the Common Shares are then listed, in each case, other than pursuant to Sections 14.1;

	(iii)	any amendment extending the term of an Option beyond the original expiry date, except as provided in Section 7.1;

	(iv)	any amendment which deletes or reduces the range of amendments which require approval by the security holders of the Company under this Section 15.4;

	(v)	any amendment to remove or exceed the Insider participation limit;

	(vi)	any amendment that would permit the introduction or reintroduction of non-employee directors as eligible Participants on a discretionary basis or any amendment that increases the limits previously imposed on non-employee director participation;

	(vii)	any amendment which would allow for the transfer or assignment of Awards under this Plan, other than for normal estate settlement purposes; and

	(viii)	amendments required to be approved by security holders under applicable law or the rules, regulations and policies of any stock exchange on which the Common Shares are listed.

15.5	No Undertaking or Representation; No Constraint on Corporate Action

Each Participant, by participating in the Plan and upon executing an Award Agreement, shall be deemed to have accepted all risks associated with acquiring Common Shares (including Optioned Shares) pursuant to the Plan. The Company hereby informs each Participant that the Awards and the Common Shares (including Optioned Shares) are subject to, and may be required to be held indefinitely under, applicable securities laws. The Company, its Affiliates and the Board make no undertaking, representation, warranty, or guarantee as to the future value or price, or as to the listing on any stock exchange or other market, of any Common Shares issued in accordance with the provisions of the Plan, and shall not be liable to any Participant for any loss whatsoever resulting from that Participant’s participation in the Plan or as a result of the amendment, suspension, or termination of the Plan or any Award.

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Nothing herein shall be construed to (i) limit, impair, or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of or to its capital or business structure or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (ii) limit the right or power of the Company to take any action that it deems to be necessary or appropriate.

15.6	Applicable Law

This Plan and the provisions hereof shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

15.7	Compliance with Applicable Law

If any provision of the Plan or any Award contravenes any law or any order, policy, by-law, rule, or regulation of any regulatory body or stock exchange having jurisdiction or authority over the securities of the Company or its Affiliates or the Plan, then such provision may in the sole discretion of the Board be amended to the extent considered necessary or desirable to bring such provision into compliance therewith, and appropriate consideration shall be paid by the Company to the extent that a Participant is adversely affected by such amendment.

Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver Common Shares under this Plan prior to: (a) obtaining any approvals from such governmental agencies that the Company determines are necessary or advisable (b) obtaining approval of the shareholders of the Company in respect of the adoption of the Plan and any Awards granted under the Plan prior to such shareholder approval, in accordance with the rules and policies of the Exchange that the Company determines to be necessary or advisable, and/or (b) completion of any registration or other qualification of such Common Shares under any U.S. or Canadian provincial, state, or federal law or any foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Common Shares or to effect compliance with the registration, qualification, or listing requirements of any U.S. or Canadian provincial, state, or federal securities laws, foreign securities laws, or stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

15.8	Unfunded Plan

This Plan is unfunded. To the extent any individual holds any rights under the Plan, such rights (unless otherwise determined by the Board) are no greater than the rights of a general unsecured creditor of the Company. The Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended.

15.9	Priority of Agreements

In the event of any inconsistency or conflict between the provisions of the Plan and any Award Agreement, the provisions of the Plan shall prevail. Unless otherwise provided herein, in the event of any inconsistency or conflict between the provisions of the Plan or any Award Agreement, on the one hand, and a Participant’s employment or service agreement with the Company or its Affiliate, on the other hand, the provisions of the employment or service agreement shall prevail.

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15.10	Successors and Assigns

The Plan shall be binding on all successors and assigns of the Company and each Participant, including without limitation, the legal representative of a Participant, or any receiver or trustee in bankruptcy or representative of the creditors of the Company or a Participant.

15.11	Tax Consequences

(a)	It is the responsibility of the Participant to complete and file any tax returns which may be required under any applicable tax laws within the periods specified in those laws as a result of the Participant’s participation in the Plan. The Company shall not be held responsible for any tax consequences to the Participant as a result of the Participant’s participation in the Plan. Notwithstanding any other provision of this Plan, a Participant shall be solely responsible for all Applicable Withholding Taxes resulting from his or her receipt of Common Shares or other property pursuant to this Plan. The exercise of each Option and the settlement of each Share Unit granted under the Plan is subject to the condition that if at any time the Company determines, in its discretion, that the satisfaction of any Applicable Withholding Taxes is required under applicable law in respect of such exercise or settlement, such exercise or settlement is not effective unless such withholding has been affected to the satisfaction of the Company. In connection with the issuance of Common Shares or other property pursuant to the Plan or any other taxable event, the Company may require a Participant to: (i) pay to the Company sufficient cash as is reasonably determined by the Company to be the amount necessary to permit the required tax remittance to the relevant taxing authority; (ii) authorize a securities dealer designated by the Company to sell in the capital markets, on behalf of the Participant, a portion of the Common Shares issued hereunder to realize cash proceeds to be used to satisfy the Applicable Withholding Taxes; (iii) elect to surrender, subject to the prior consent of the Company, such number of vested Share Units to the Company for an amount which shall be used to satisfy the Applicable Withholding Taxes, provided, that the number of vested Share Units that may be surrendered shall be equal to the Applicable Withholding Taxes divided by the Fair Market Value of a Common Share on the applicable date (rounded up to the nearest whole Common Share); or (iv) make other arrangements acceptable to the Company to fund the Applicable Withholding Taxes.

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(b)	Each Option granted to or held while a U.S. Taxpayer is intended to be exempt from Code Section 409A, and this Plan and all Option Agreements entered into with U.S. Taxpayers hereunder shall be construed and interpreted consistent with such intent, and any provisions that cannot be so construed or interpreted shall be disregarded. Notwithstanding the foregoing, to the extent that any Option granted to a U.S. Taxpayer is determined to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A, such Option will be subject to such additional rules and requirements as specified by the Board from time to time in order to comply with Code Section 409A. If any provision of the Plan contravenes Code Section 409A or could cause the U.S. Taxpayer to incur any tax, interest or penalties under Code Section 409A, the Board may, in its sole discretion and without the U.S. Taxpayer’s consent, modify such provision to: (i) comply with, or avoid being subject to, Code Section 409A, or to avoid the incurrence of taxes, interest and penalties under Code Section 409A; and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the U.S. Taxpayer of the applicable provision without materially increasing the cost to the Company or contravening Code Section 409A. However, the Company will have no obligation to modify the Plan or any Option and does not guarantee that Options will not be subject to taxes, interest and penalties under Code Section 409A, and neither the Company nor any of its Affiliates shall be liable for any taxes, penalties or interest that may be imposed on a Participant under Section 409A or for any damages for failing to comply with or be exempt from Code Section 409A. A Non-Qualified Stock Option shall not be granted to a U.S. Taxpayer unless the Common Shares constitute “service recipient stock” with respect to such U.S. Taxpayer within the meaning of Code Section 409A. In the case of an Option subject to Code Section 409A, all payments to be made upon (or on a timeline determined by reference to) a U.S. Taxpayer’s termination date shall only be made upon a “separation from service” as defined under Code Section 409A, and “Termination Date”, “termination,” “termination of employment” and like terms will be construed accordingly. If on the date of the U.S. Taxpayer’s separation from service the Company’s Common Shares (or stock of any other company that is required to be aggregated with the Company in accordance with the requirements of Code Section 409A) are publicly traded on an established securities market or otherwise and the U.S. Taxpayer is a “specified employee” for purposes of Code Section 409A, then the benefits payable to the U.S. Taxpayer under the Plan due to the U.S. Taxpayer’s separation from service shall be postponed until the later of the originally scheduled payment date and six months following the U.S. Taxpayer’s separation from service. Any postponed amount shall be paid to the U.S. Taxpayer in a lump sum within 30 days after the later of the originally scheduled payment date and the date that is six months following the U.S. Taxpayer’s separation from service. If the U.S. Taxpayer dies during such six-month period and prior to the payment of the postponed amounts hereunder, the amounts delayed on account of Code Section 409A shall be paid to the U.S. Taxpayer’s estate within 60 days following the U.S. Taxpayer’s death.

(c)	The Company and the Board make no guarantees regarding, and shall have no liability to any person in connection with, the tax treatment of any Awards or Common Shares or payments in respect thereof, including their taxation, qualification or exemption from Section 409A, 457A, 422, 424 and/or 4999 of the Code, and neither of them has any obligation to take action to prevent the assessment of tax thereunder or otherwise.

15.12	Severability

If any provision of this Plan shall be determined by any court of competent jurisdiction to be illegal, invalid or unenforceable, that provision shall be severed from this Plan and the remaining provisions shall continue in full force and effect.

15.13	Effective Date

This Plan was approved by the Board effective August 2, 2022 and the effective date of this Plan shall be August 2, 2022.

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Schedule“A”
Form of Stock Option Agreement

OPTION AGREEMENT
PURSUANT TO THE BRIACELL THERAPEUTICS CORP.
EQUITY INCENTIVE PLAN

This agreement (“Agreement”) is effective as of ●, 20● between BriaCell Therapeutics Corp. (the “Company”) and ● (the “Optionee”).

Preliminary Statement

The Board hereby grants this stock option (the “Option”) as of ● (the “Grant Date”), pursuant to the BriaCell Therapeutics Corp. Equity Incentive Plan (as in effect from time to time, the “Plan”), to purchase Optioned Shares, to the Optionee. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Optionee. By signing and returning this Agreement, the Optionee acknowledges having received and read a copy of the Plan, including the early termination provisions set out in Article 7, and agrees to comply with it, this Agreement and all applicable laws and regulations.

[The Option is a Non-Qualified Stock Option and is not intended to qualify under Code Section 422.] OR [The Option is an Incentive Stock Option and is intended to qualify under Code Section 422.]

Accordingly, the parties hereto agree as follows:

1.	Contractual Arrangements. The grant of Options evidenced by this Agreement represents a portion of ● Options reserved for issuance to you upon the terms and conditions set forth in your [employment/services] agreement dated ●.

2.	Common Shares Subject to Option. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, and in consideration of services provided by the Optionee to the Company or any of its Affiliates, the Option entitles the Optionee to purchase from the Company, upon exercise, ● Optioned Shares at the Option Price of $● per Optioned Share at the times set forth in Section 3 below.

3.	Vesting and Exercise. The Option shall vest and become exercisable over ● years, ● of which will vest after ●, and the remainder which will vest in ● equal monthly installments thereafter, provided, with respect to each vesting date, that the Optionee has not experienced a Termination Date prior to such date. There shall be no proportionate or partial vesting in the periods prior to each applicable vesting date.

4.	Option Term. The term of the Option shall be until the tenth (10th) anniversary of the Grant Date, after which time it shall expire (the “Expiration Date”). Upon the Expiration Date, the Option shall be canceled for no consideration and no longer be exercisable. The Option is subject to termination prior to the Expiration Date to the extent provided in Article 7 of the Plan.

5.	Provisions of the Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Board and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control.

6.	Severability of Provisions. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Agreement shall be construed and enforced as if such provisions had not been included.

7.	Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

8.	Financial, Legal and Tax Advice. The Optionee acknowledges that he or she has had the opportunity to consult with his or her own financial, legal and tax advisors with respect to participation in the Plan and the receipt of Options hereunder.

9.	Privacy. The Optionee agrees to provide the Company with all information (including personal information) required by the Company to administer the Plan. The Optionee acknowledges that such information may be disclosed to the Board or such officers, employees or other persons involved in the administration of the Plan and hereby consents to such disclosure.

10.	Language Consent. The Company and the Optionee acknowledge that it is their express wish that this Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English only. Consentement relatif à la langue utilisée. Les parties reconnaissent avoir exigé que cette convention ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente soient rédigés en anglais uniquement.

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IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

BRIACELL THERAPEUTICS CORP.

By:
Name:
Title:

I agree to the terms and conditions set out herein and confirm and acknowledge that I have not been induced to enter into this Agreement or acquire any Option or Common Shares by expectation of employment or engagement or continued employment or engagement with the Company or any of its Affiliates. I confirm and acknowledge that I have received and reviewed a copy of the Plan and that I understand and accept its terms and provisions, including the early termination provisions set out in Article 7 of the Plan that provide that my Options may be forfeited for no consideration upon various events of termination, including a termination with or without Cause.

I agree to provide the Company with all information (including personal information) required by the Company to administer the Plan. I consent to the Company and any of its Affiliates sharing and exchanging my information held in order to administer and operate the Plan (including personal details, data relating to my participation, salary, taxation and employment and sensitive personal data, including data relating to physical or mental health, criminal conviction or the alleged commission of offences) (“my Information”) and providing the Board, the Company’s and/or any of its Affiliates’ agents, officers, employees and/or third parties with my Information for the administration and operation of the Plan. I acknowledge that the collection, processing and transfer of my Information is important to the Plan administration and that failure to consent to same may prohibit participation in the Plan or my receipt of the Option.

Optionee Signature

Optionee Name (please print)

CHECK THE BOX BELOW, IF APPLICABLE:

☐	I am a U.S. Taxpayer, and I understand that the provisions of the Plan specific to U.S. Taxpayers and to the application of the Code shall apply to the Option granted to me hereunder. [Without limitation, I understand that the Option is a Non-Qualified Stock Option, no portion of which is intended to qualify as an “incentive stock option” under Code Section 422.] OR [Without limitation, I understand that the Option is intended to qualify as an Incentive Stock Option under Code Section 422, but, if and to the extent disqualified, will be treated as a Non-Qualified Stock Option.]

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Schedule “B”
PSU AGREEMENT
PURSUANT TO THE BRIACELL THERAPEUTICS CORP.
EQUITY INCENTIVE PLAN

This agreement (“Agreement”) is effective as of ●, 20 ● between BriaCell Therapeutics Corp. (the “Company”) and ● (the “Participant”).

Preliminary Statement

The Board hereby grants this PSU (the “PSU”) as of ● (the “Grant Date”), pursuant to the BriaCell Therapeutics Corp. Equity Incentive Plan (as in effect from time to time, the “Plan”), to the Participant. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan, including the early termination provisions set out in Article 11, and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1.	Contractual Arrangements. The grant of PSUs evidenced by this Agreement represents a portion of ● PSUs reserved for issuance to you upon the terms and conditions set forth in your [employment/services] agreement dated ●.

2.	Common Shares Subject to PSU. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, and in consideration of services provided by the Participant to the Company or any of its Affiliates, the PSU entitles the Participant to receive, at the discretion of the Company, at the times set forth in Section 3 below: (i) ● Common Shares; (ii) a cash payment equal to the number of PSUs multiplied by the Fair Market Value of a Common Share at the applicable time; or (iii) a combination of Common Shares and cash.

3.	Vesting. The PSU shall vest and become exercisable provided the following Performance Vesting Conditions are met over the period of ● (the “Performance Period”):

The PSU shall vest and become exercisable as provided above, provided, with respect to each vesting date, that the Participant has not experienced a Termination Date prior to such date, other than due to death or disability. There shall be no proportionate or partial vesting in the periods prior to each applicable vesting date, other than in the case of termination prior to such applicable vesting date due to death or disability.

4.	Provisions of the Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Board and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control.

5.	Severability of Provisions. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Agreement shall be construed and enforced as if such provisions had not been included.

6.	Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

7.	Financial, Legal and Tax Advice. The Participant acknowledges that he or she has had the opportunity to consult with his or her own financial, legal and tax advisors with respect to participation in the Plan and the receipt of PSUs hereunder.

8.	Privacy. The Participant agrees to provide the Company with all information (including personal information) required by the Company to administer the Plan. The Participant acknowledges that such information may be disclosed to the Board or such officers, employees or other persons involved in the administration of the Plan and hereby consents to such disclosure.

9.	Language Consent. The Company and the Participant acknowledge that it is their express wish that this Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English only. Consentement relatif à la langue utilisée. Les parties reconnaissent avoir exigé que cette convention ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente soient rédigés en anglais uniquement.

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IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

BRIACELL THERAPEUTICS CORP.

By:
Name:
Title:

I agree to the terms and conditions set out herein and confirm and acknowledge that I have not been induced to enter into this Agreement or acquire any PSU or Common Shares by expectation of employment or engagement or continued employment or engagement with the Company or any of its Affiliates. I confirm and acknowledge that I have received and reviewed a copy of the Plan and that I understand and accept its terms and provisions, including the early termination provisions set out in Article 11 of the Plan that provide that my PSUs may be forfeited for no consideration upon various events of termination, including a termination with Cause.

I agree to provide the Company with all information (including personal information) required by the Company to administer the Plan. I consent to the Company and any of its Affiliates sharing and exchanging my information held in order to administer and operate the Plan (including personal details, data relating to my participation, salary, taxation and employment and sensitive personal data, including data relating to physical or mental health, criminal conviction or the alleged commission of offences) (“my Information”) and providing the Board, the Company’s and/or any of its Affiliates’ agents, officers, employees and/or third parties with my Information for the administration and operation of the Plan. I acknowledge that the collection, processing and transfer of my Information is important to the Plan administration and that failure to consent to same may prohibit participation in the Plan or my receipt of the PSU.

Participant Signature

Participant Name (please print)

CHECK THE BOX BELOW, IF APPLICABLE:

☐	I am a U.S. Taxpayer

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Schedule “C”

RSU AGREEMENT

PURSUANT TO THE BRIACELL THERAPEUTICS CORP.

EQUITY INCENTIVE PLAN

This agreement (“Agreement”) is effective as of ●, 20● between BriaCell Therapeutics Corp. (the “Company”) and ● (the “Participant”).

Preliminary Statement

The Board hereby grants this RSU (the “RSU”) as of ● (the “Grant Date”), pursuant to the BriaCell Therapeutics Corp. Equity Incentive Plan (as in effect from time to time, the “Plan”), to the Participant. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan, including the early termination provisions set out in Article 11, and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1.	Contractual Arrangements. The grant of RSUs evidenced by this Agreement represents a portion of RSUs reserved for issuance to you upon the terms and conditions set forth in your [employment/services] agreement dated ●.

2.	Common Shares Subject to RSU. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, and in consideration of services provided by the Participant to the Company or any of its Affiliates, the RSU entitles the Participant to receive, at the discretion of the Company, at the times set forth in Section 3 below: (i) ● Common Shares; (ii) a cash payment equal to the number of RSUs multiplied by the Fair Market Value of a Common Share at the applicable time; or (iii) a combination of Common Shares and cash.

3.	Vesting. The RSU shall vest and become exercisable over ● years, ● of which will vest after ●, and the remainder which will vest in ● equal monthly installments thereafter, provided, with respect to each vesting date, that the Participant has not experienced a Termination Date prior to such date, other than due to death or disability. There shall be no proportionate or partial vesting in the periods prior to each applicable vesting date, other than in the case of termination prior to such applicable vesting date due to death or disability.

4.	Provisions of the Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Board and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control.

5.	Severability of Provisions. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Agreement shall be construed and enforced as if such provisions had not been included.

6.	Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

7.	Financial, Legal and Tax Advice. The Participant acknowledges that he or she has had the opportunity to consult with his or her own financial, legal and tax advisors with respect to participation in the Plan and the receipt of RSUs hereunder.

8.	Privacy. The Participant agrees to provide the Company with all information (including personal information) required by the Company to administer the Plan. The Participant acknowledges that such information may be disclosed to the Board or such officers, employees or other persons involved in the administration of the Plan and hereby consents to such disclosure.

9.	Language Consent. The Company and the Participant acknowledge that it is their express wish that this Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English only. Consentement relatif à la langue utilisée. Les parties reconnaissent avoir exigé que cette convention ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente soient rédigés en anglais uniquement.

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IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

BRIACELL THERAPEUTICS CORP.

By:
Name:
Title:

I agree to the terms and conditions set out herein and confirm and acknowledge that I have not been induced to enter into this Agreement or acquire any RSU or Common Shares by expectation of employment or engagement or continued employment or engagement with the Company or any of its Affiliates. I confirm and acknowledge that I have received and reviewed a copy of the Plan and that I understand and accept its terms and provisions, including the early termination provisions set out in Article 11 of the Plan that provide that my RSUs may be forfeited for no consideration upon various events of termination, including a termination with Cause.

I agree to provide the Company with all information (including personal information) required by the Company to administer the Plan. I consent to the Company and any of its Affiliates sharing and exchanging my information held in order to administer and operate the Plan (including personal details, data relating to my participation, salary, taxation and employment and sensitive personal data, including data relating to physical or mental health, criminal conviction or the alleged commission of offences) (“my Information”) and providing the Board, the Company’s and/or any of its Affiliates’ agents, officers, employees and/or third parties with my Information for the administration and operation of the Plan. I acknowledge that the collection, processing and transfer of my Information is important to the Plan administration and that failure to consent to same may prohibit participation in the Plan or my receipt of the RSU.

Participant Signature

Participant Name (please print)

CHECK THE BOX BELOW, IF APPLICABLE:

☐	I am a U.S. Taxpayer

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Schedule “D”

DSU AGREEMENT

PURSUANT TO THE BRIACELL THERAPEUTICS CORP.

EQUITY INCENTIVE PLAN

This agreement (“Agreement”) is effective as of ●, 20● between BriaCell Therapeutics Corp. (the “Company”) and ● (the “ Participant”).

Preliminary Statement

The Board hereby grants this DSU (the “DSU”) as of ● (the “Grant Date”), pursuant to the BriaCell Therapeutics Corp. Equity Incentive Plan (as in effect from time to time, the “Plan”), to the Participant. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan, including the early termination provisions set out in 1.1(a), and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1.	Common Shares Subject to DSU. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, and in consideration of services provided by the Participant to the Company or any of its Affiliates, the DSU entitles the Participant to receive, at the discretion of the Company, at the DSU Termination Date: (i) ● Common Shares; (ii) a cash payment equal to the number of DSUs multiplied by the Fair Market Value of a Common Share at the applicable DSU Termination Date; or (iii) a combination of Common Shares and cash

2.	Vesting. [The DSUs shall vest over ● years, ● of which will vest after ●, and the remainder which will vest in ● equal monthly installments thereafter and shall be redeemable on the DSU Termination Date. There shall be no proportionate or partial vesting in the periods prior to each applicable vesting date, other than in the case of termination prior to such applicable vesting date due to death or disability.] [or] [The DSU shall vest on the Grant Date and shall become redeemable on the DSU Termination Date.]

3.	Provisions of the Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Board and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control.

4.	Severability of Provisions. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Agreement shall be construed and enforced as if such provisions had not been included.

5.	Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

6.	Financial, Legal and Tax Advice. The Participant acknowledges that he or she has had the opportunity to consult with his or her own financial, legal and tax advisors with respect to participation in the Plan and the receipt of DSUs hereunder.

7.	Privacy. The Participant agrees to provide the Company with all information (including personal information) required by the Company to administer the Plan. The Participant acknowledges that such information may be disclosed to the Board or such officers, employees or other persons involved in the administration of the Plan and hereby consents to such disclosure.

8.	Language Consent. The Company and the Participant acknowledge that it is their express wish that this Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English only. Consentement relatif à la langue utilisée. Les parties reconnaissent avoir exigé que cette convention ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente soient rédigés en anglais uniquement.

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IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

BRIACELL THERAPEUTICS CORP.

By:
Name:
Title:

I agree to the terms and conditions set out herein and confirm and acknowledge that I have not been induced to enter into this Agreement or acquire any DSU or Common Shares by expectation of employment or engagement or continued employment or engagement with the Company or any of its Affiliates. I confirm and acknowledge that I have received and reviewed a copy of the Plan and that I understand and accept its terms and provisions, including the early termination provisions set out in Article 11 of the Plan that provide that my DSUs may be forfeited for no consideration upon various events of termination, including a termination with Cause.

I agree to provide the Company with all information (including personal information) required by the Company to administer the Plan. I consent to the Company and any of its Affiliates sharing and exchanging my information held in order to administer and operate the Plan (including personal details, data relating to my participation, salary, taxation and employment and sensitive personal data, including data relating to physical or mental health, criminal conviction or the alleged commission of offences) (“my Information”) and providing the Board, the Company’s and/or any of its Affiliates’ agents, officers, employees and/or third parties with my Information for the administration and operation of the Plan. I acknowledge that the collection, processing and transfer of my Information is important to the Plan administration and that failure to consent to same may prohibit participation in the Plan or my receipt of the DSU.

Participant Signature

Participant Name (please print)

CHECK THE BOX BELOW, IF APPLICABLE:

☐	I am a U.S. Taxpayer

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Schedule “E”

designated employees subject

to united states taxation

The purpose of this Schedule “E” is to establish certain rules and limitations applicable to an award of DSUs issued under the Plan to a Participant who is subject to taxation in the United States (“US Grantee”). Terms defined in the Plan and used herein shall have the meanings set forth in the Plan document, as amended from time to time.

1.	General

	(a)	In the event of any contradiction, whether explicit or implied, between the provisions of this Schedule “E” and the remainder of the Plan, the provisions of this Schedule “E shall prevail with respect to a grant of DSUs to a US Grantee.

	(b)	All DSUs issued under the Plan to a US Grantee are intended to comply with or be exempt from the requirements of Section 409A of the Code, and comply with paragraph 6801(d) of the Act, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in payments are made under the DSUs. Notwithstanding any other provision of the Plan, all DSUs granted under the Plan shall have such terms and conditions as are necessary to ensure that the DSUs qualify, at all times, with the requirements of regulation 6801(d) and paragraph (l) of the exception to the definition of “salary deferral arrangement” in subsection 248(1) of the Act. Each recipient of DSUs hereunder who is or who becomes a US Grantee is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local, and other tax laws of the receipt of an DSU hereunder.

2.	Definitions

As used in this Schedule “E” to the Plan and, unless otherwise specified, the following terms have the following meanings:

(a)	“Code” means the U.S. Internal Revenue Code of 1986, as amended, and regulations and other guidance thereunder.

(b)	“Separation From Service” shall mean that employment or service with the Company and any entity that is to be treated as a single employer with the Company for purposes of United States Treasury Regulation Section 1.409A-1(h) terminates such that it is reasonably anticipated that no further services will be performed.

(c)	“Specified Employee” means a US Grantee who meets the definition of “specified employee,” as defined in Section 409A(a)(2)(B)(i) of the Code.

3.	Redemption and Settlement of DSUs

	(a)	Redemption of DSUs. For the avoidance of doubt and notwithstanding anything to the contrary in the Plan or otherwise, any DSUs issued to a US Grantee that become payable as a result of the US Grantee’s Separation From Service shall be redeemed on the date that is one day following the six month anniversary of such US Grantee’s Separation From Service. No US Grantee shall be permitted to elect a DSU Payment Date except as provided by Section 3(b)below.

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(b)	Deferred DSU Payment Date. If permitted by the Company, any US Grantee who desires to elect a DSU Payment Date, then he or she must do so in writing pursuant to an election deferral form in such form and manner approved by the Board on or prior to December 31 of the calendar year prior to the calendar year of the grant of the DSU (or, solely in connection with such US Grantee initially becoming an eligible Participant, within 30 days of first becoming an eligible Participant for DSUs credited in respect of services performed after the date of such election (so long as such eligible Participant was not previously eligible to participate in any similar plan (in accordance with the rules of Section 1.409A-2(a)(7) of the U.S. Treasury Regulations))). Any such election shall be irrevocable as of the last date in which it is permitted to be made in accordance with the forgoing sentence.

(c)	Dividend Equivalents. Any additional DSUs issued to a US Grantee in respect of an existing DSU grant shall be settled at the same time as the underlying DSUs for which they were awarded.

(d)	Change in Control.

	(i)	Any elected DSU Payment Date in accordance with Section 3(b) above may include the date that is within thirty (30) days following a Change in Control; provided that such Change in Control constitutes a “change in control” for purposes of Section 409A of the Code.

	(ii)	Solely to the extent required by Section 409A and regulations issued thereunder for providing a “permissible payment” (within the meaning of the regulations), any payment in respect of DSUs which is subject to Section 409A and which has become payable on or following a Change in Control in accordance with Section 12 of the Plan, shall be payable immediately on, or within 90 days following such Change in Control.

(e)	Payments to Specified Employees. Solely to the extent required by Section 409A, any payment in respect of DSUs which is subject to Section 409A and which has become payable on or following Separation From Service to any US Grantee who is determined to be a Specified Employee shall not be paid before the date which is six months after such Specified Employee’s Separation From Service (or, if earlier, the date of death of such Specified Employee). Following any applicable six-month delay of payment, all such delayed payments shall be made to the Specified Employee in a lump sum on the earliest possible payment date.

4.	Administration

Without derogating from the powers and authorities of the Board under the Plan, and unless specifically required under applicable law, the Board may amend or modify this Schedule “E” to the extent the Board in its sole discretion deems necessary or advisable to comply with any guidance issued under Section 409A or other tax regulation. In the case of US Grantees (and subject to the requirements of paragraph 6801(d) of the regulations under the Act for US Grantees who are also subject to tax under the Act in respect of the DSUs), the Board may accelerate the payment of benefits upon a Plan termination only if the termination occurs:

(a)	within 12 months of a corporate dissolution taxed under section 331 of the Code, or with the approval of a bankruptcy court pursuant to 11 U.S.C. §503(b)(1)(A), provided that the payments under the Plan are included in the US Grantee’s gross income in the latest of (i) the calendar year in which the Plan termination occurs, (ii) the calendar year in which such benefit becomes vested or (iii) the first calendar year in which the payments are administratively practicable;

(b)	within 30 days preceding or within 12 months following a change in control event, as defined in U.S. Treasury Regulations §1.409A-3(i)(5); or

(c)	upon any other termination event permitted under Section 409A of the Code.

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Schedule “F”
ISRAELI SUB-PLAN FOR ISRAELI BASED GRANTEES

1	General

	1.1	This sub-plan (the “Sub-Plan”) shall apply only to Participants who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for tax purposes (collectively, “Israeli Participants”). The provisions specified hereunder shall form an integral part of the Company’s “Equity Incentive Plan (July 2022) the “Plan”).

	1.2	This Sub-Plan applies with respect to grants of Options and Restricted Stock Units (“RSUs”), provided they are settled only in Common Shares and shall not be capable of being settled in cash (the “Awards”).

	1.3	The purpose of this Sub-Plan is to establish certain rules and limitations applicable to Awards and Common Shares of the Company that may be granted or issued under the Plan from time to time to Israeli Participants, in compliance with the securities and other Applicable Laws currently in force in the State of Israel. Except as otherwise provided by this Sub-Plan, all Awards made pursuant to this Sub-Plan shall be governed by the terms of the Plan. This Sub-Plan is applicable only to Awards granted under the Plan. This Sub-Plan shall comply with and is subject to the provisions of the Tax Ordinance and Section 102 (as defined both below), as may be amended or replaced from time to time.

	1.4	The Plan and this Sub-Plan shall be read together. In any case of contradiction with Awards granted to Israeli resident Participants, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions of this Sub-Plan shall govern; provided, however, that this Sub-Plan shall not be construed to grant rights not consistent with the terms of the Plan, unless specifically set forth herein. In the event of any inconsistency or conflict between the provisions of the Sub-Plan and any Award Agreement, the provisions of the Sub-Plan shall prevail. For the avoidance of doubt, this Sub-Plan does not add to or modify the Plan in respect of any other category of participants.
	1.5	Any capitalized term not specifically defined in this Sub-Plan shall be construed according to the definition or interpretation given to it in the Plan.

2	Definitions

The following additional definitions will apply to Awards made pursuant to this Sub-Plan:

	2.1	“102 Award” means a grant of an Award to an Israeli Employee, other than to a Controlling Shareholder, pursuant to the provisions of Section 102, the 102 Rules, and any other regulations, rulings, procedures or clarifications promulgated thereunder, or under any other section of the Tax Ordinance that will be relevant for such issuance in the future.

	2.2	“102 Rules” means the Israeli Income Tax Rules (Tax Relief in Issuance of Common Shares to Employees), 2003.

	2.3	“3(i) Award” means a grant of an Award to an Israeli Non-Employee or a Controlling Shareholder of the Company pursuant to the provisions of Section 3(i) and the rules and regulations promulgated thereunder, or any other section of the Tax Ordinance that will be relevant for such issuance in the future.

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2.4	“Affiliate” means, any entity that, directly or indirectly controls or is controlled by the Company, and includes any “employing company” within the meaning of Section 102(a) of the Tax Ordinance. The terms “control” and “controlled” include, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

2.5	“Administrator” means (i) the Board, or (ii) a committee of the Board appointed by the Board for the purpose of the administration of the Plan and, if a committee is appointed, to the extent acting in accordance with specific authorization and guidelines provided by the Board for such purpose and subject to any restriction under applicable laws.

2.6	“Award Agreement” means the agreement between the Company and a Participant that sets out the terms and conditions of the exercise of the Award and issue of the Common Shares.

2.7	“Beneficial Participant” means the Participant for the benefit of whom the Trustee holds an Award in Trust.

2.8	“Capital Gains Route” means the capital gains tax route under Section 102(b)(2) or 102(b)(3) of the Tax Ordinance.

2.9	“Controlling Shareholder” means a “controlling shareholder” of the Company, as such term is defined in Section 32(9)(a) of the Tax Ordinance.

2.10	“Exercised Share” means a Common Share issued upon exercise of an Award.

2.11	“Israeli Employee” for the purposes of Section 102 shall mean a person who is employed by the Company or its Affiliates, including officer and Directors but excluding a Controlling Shareholder, as such term may be amended from time to time under Section 102.

2.12	“Minimum Trust Period” means the minimum period of time required under a Taxation Route for Awards and/or Exercised Shares to be held in Trust in order for the Beneficial Participant to enjoy to the fullest extent the tax benefits afforded under such Taxation Route, as prescribed at any time by Section 102. Currently, such period for the Capital Gains Route is 24 months from the date of grant of the Awards and their deposit with the Trustee.

2.13	“Non-Trustee Award” means a 102 Award that will not be subject to Taxation Route, as detailed in Section 102(c) of the Tax Ordinance.

2.14	“Option” means an option to purchase a Common Share or Common Shares.

2.15	“Ordinary Income Route” means the ordinary income route under Section 102(b)(1) of the Tax Ordinance.

2.16	“Participant” means the person to whom an Award shall be granted under the Plan, whether Employee or non-Employee.

2.17	“Rights” means rights issued in respect of Exercised Shares.

2.18	“Section 102” means the provisions of Section 102 of the Tax Ordinance, as amended from time to time, including by the Law Amending the Income Tax Ordinance (Number 132), 2002, effective as of January 1, 2003, and by the Law Amending the Income Tax Ordinance (Number 147), 2005.

2.19	“Section 3(i)” means section 3(i) of the Tax Ordinance

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	2.20	“Tax” means any and all federal, provincial, state and local taxes of any applicable jurisdiction, and other governmental fees, charges, duties, impositions and liabilities of any kind whatsoever, including social security, national health insurance or similar compulsory payments, together with all interest, linkage for inflation, penalties and additions imposed with respect to such amounts.

	2.21	“Taxation Route” means each of the Ordinary Income Route or the Capital Gains Route.

	2.22	“Tax Ordinance” means the Israeli Income Tax Ordinance [New Version], 1961, as amended.

	2.23	“Trust” means the holding of an Award or Exercised Share by the Trustee in Trust for the benefit of the Beneficial Participant, pursuant to the instructions of Taxation Route.

	2.24	“Trust Agreement” means a written agreement between the Company and the Trustee, which sets forth the terms and conditions of the Trust in accordance with the provisions of Section 102.

	2.25	“Trustee” means a trustee designated by the Administrator in accordance with the provisions of Section 3 below and, with respect to 102 Awards, approved by the Israeli Tax Authorities, as required pursuant to Section 102.

3	Administration

	3.1	Subject to the general terms and conditions of the Plan, the Tax Ordinance, and any other applicable laws and regulations, the Administrator shall have the full authority in its discretion, from time to time and at any time, to determine:

3.1.1	With respect to grants of 102 Awards - whether the Company shall elect the Ordinary Income Route or the Capital Gains Route for grants of 102 Awards, and the identity of the Trustee who shall be granted such 102 Awards in accordance with the provisions of the Plan and the then prevailing Taxation Route.

In the event the Administrator determines that the Company shall elect one of the Taxation Routes for grants of 102 Awards, all grants of 102 Awards made following such election, shall be subject to the elected Taxation Route and the Company shall be entitled to change such election only following the lapse of one year from the end of the tax year in which 102 Awards are first granted under the then prevailing Taxation Route or following the lapse of any shorter or longer period, if provided by law; and

3.1.2	With respect to the grant of Non-Trustee Award and 3(i) Awards - whether or not such Awards shall be held by the Trustee in accordance with the terms and conditions of the Plan, and the identity of the Trustee who shall be granted such Awards in accordance with the provisions of the Plan.

3.2	Notwithstanding the aforesaid, the Administrator may, from time to time and at any time, grant Non-Trustee Award.

3.3	Notwithstanding anything to the contrary in Plan and/or the provisions of Article 10 of the Plan with respect to Redemption, Settlement and/or any other provision providing for Redemption and/or Settlement of any Award issued to Israeli Participants in accordance with the Plan, shall be settled only in Common Shares and shall not be capable of being settled in cash or any other consideration.

3.4	Notwithstanding anything to the contrary in the Plan, the provisions of Article 12.1(b) of the Plan with respect to Change of Control, shall not apply to any Award granted to Israeli Participants under this Sub-Plan.

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4	Grant of Awards and Issuance of Common Shares

4.1	Subject to the provisions of the Tax Ordinance and applicable law:

4.1.1	All grants of Awards to Israeli Employees other than to a Controlling Shareholder, shall be of 102 Awards; and

4.1.2	All grants of Awards to Israeli Non-Employees or Controlling Shareholders of the Company shall be of 3(i) Awards.

5	Trust

	5.1	General

		5.1.1	In the event Awards are deposited with a Trustee, the Trustee shall hold each such Awards and any Exercised Shares in Trust for the benefit of the Beneficial Participant.

		5.1.2	In accordance with Section 102, the tax benefits afforded to 102 Awards (and any Exercised Shares) in accordance with the Ordinary Income Route or Capital Gains Route, as applicable, shall be contingent upon the Trustee holding such 102 Awards for the applicable Minimum Trust Period.

		5.1.3	With respect to 102 Awards held by the Trustee, the following shall apply:

(i) A Beneficial Participant granted 102 Awards shall not be entitled to sell the Exercised Shares or to transfer such Exercised Shares (or such 102 Awards) from the Trust prior to the lapse of the Minimum Trust Period; and

(ii) Any and all Rights shall be issued to the Trustee and held thereby until the lapse of the Minimum Trust Period, and such Rights shall be subject to the Taxation Route which is applicable to such Exercised Shares.

		5.1.4	Notwithstanding the aforesaid, Exercised Shares or Rights may be sold or transferred and the Trustee may release Exercised Shares or Rights from Trust to the Beneficial Participant, prior to the lapse of the Minimum Trust Period, provided however, that tax is paid or withheld in accordance with Section 102 and Section 7 of the 102 Rules, and any other provision in any other section of the Tax Ordinance and any regulation, ruling, procedure and clarification promulgated thereunder, that will be relevant, from time to time.

		5.1.5	The Company shall register the Exercised Shares issued to the Trustee pursuant to the Plan, in the name of the Trustee for the benefit of the Israeli Beneficial Participants, in accordance with any applicable laws, rules and regulations, until such time that such Exercised Shares are released from the Trust as herein provided.

		5.1.6	If the Company issues any certificates representing Exercised Shares deposited with the Trustee under the Plan, then such certificates shall be deposited with the Trustee, and shall be held by the Trustee until such time that such Exercised Shares are released from the Trust as herein provided.

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5.1.7	Subject to the terms hereof, at any time after the 102 Awards are exercised or vested, with respect to any Exercised Shares:

	(i)	Upon the written request of any Beneficial Participant, the Trustee shall release from the Trust the Exercised Shares issued, on behalf of such Beneficial Participant, by executing and delivering to the Company such instrument(s) as the Company may require, giving due notice of such release to such Beneficial Participant, provided, however, that the Trustee shall not so release any such Exercised Shares to such Beneficial Participant unless the latter, prior to, or concurrently with, such release, provides the Trustee with evidence, satisfactory in form and substance to the Trustee, that payment of all taxes, if any, required to be paid upon such release has been secured.

	(ii)	Alternatively, subject to the terms hereof, provided the Exercised Shares are listed on an Exchange, upon the written instructions of the Beneficial Participant to sell any Exercised Shares, the Company and/or the Trustee shall use their reasonable efforts to effect such sale and shall transfer such Exercised Shares to the purchaser thereof concurrently with the receipt of, or after having made suitable arrangements to secure, the payment of the proceeds of the purchase price in such transaction. The Company and/or the Trustee, as applicable, shall withhold from such proceeds any and all taxes required to be paid in respect of such sale, shall remit the amount so withheld to the appropriate tax authorities and shall pay the balance thereof directly to the Beneficial Participant, reporting to such Beneficial Participant the amount so withheld and paid to said tax authorities.

5.1.8	The Participants shall comply with the provisions of the Trust Agreement.

5.2	Voting Rights. Unless determined otherwise by the Administrator, as long as the Trustee holds the Exercised Shares, the voting rights at the Company’s general meeting attached to such Exercised Shares will remain with the Trustee. However, the Trustee shall not be obligated to exercise such voting rights at general meetings nor notify the Beneficial Participant of any Common Shares held in the Trust, of any meeting of the Company’s shareholders.

Without derogating from the above, with respect to 102 Awards, such shares shall be voted in accordance with and subject to the provisions of the Award Agreement, as shall be determined by the Administrator.

5.3	Dividends. Subject to any applicable law, tax ruling or guidelines of the Israeli Tax Authority, as applicable, for so long as Exercised Shares deposited with the Trustee on behalf of a Beneficial Participant are held in Trust, the cash dividends paid or distributed with respect thereto shall be distributed directly to such Beneficial Participant, subject further to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section, the 102 Rules and the regulations or orders promulgated thereunder.

5.4	Notice of Exercise. With respect to a 102 Awards held in the Trust, a copy of any Notice of Exercise shall be provided to the Trustee, in such form and method as may be determined by the Trustee in accordance with the requirements of Section 102.

5.5	Without derogating from Section 10 below, the Trustee shall not make any transaction or take any action with respect to a 102 Awards, other than by will or by operation of law, until after the full payment of the Participant’s tax liabilities arising from the issuance of such 102 Awards or after guarantying the payment of said taxes. If such 102 Awards has been transferred by will or by operation of law, the provisions of Section 102 will apply with respect to the heirs or the transferees of the Beneficial Participant, as the case may be.

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6	Notice of Grant

	6.1	The Notice of Grant shall state, inter alia, whether the Awards granted to Israeli Participants are 102 Awards (and in particular whether the 102 Awards are granted under the Ordinary Income Route, the Capital Gains Route or as Non-Trustee Award), or 3(i) Awards. Each Notice of Grant evidencing a 102 Awards shall be subject to the provisions of the Tax Ordinance applicable to such awards.

	6.2	Furthermore, each Participant of a 102 Awards under a Taxation Route shall be required: (i) to execute a declaration stating that he or she is familiar with the provisions of Section 102 and the applicable Taxation Route; and (ii) to undertake not to sell or transfer the Awards and/or the Exercised Shares prior to the lapse of the applicable Minimum Trust Period, unless he or she pays all taxes that may arise in connection with such sale and/or transfer.

7	Limitations of Transfer

Without derogating from the terms of the Plan, as long as 102 Awards and/or Exercised Shares are held by the Trustee on behalf of the Beneficial Participant, all rights of the Beneficial Participant over the 102 Awards and/or Exercised Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or pursuant to the laws of descent and distribution.

8	Continuance of Employment or Hired Service

	8.1	Neither the Plan nor the Award Agreement with the Participant shall impose any obligation on the Company or any Affiliate, to continue any the employment or engagement of the Participant, and nothing in the Plan or in any Awards granted pursuant thereto shall confer upon any Participant any right to continue in the employment or engagement by the Company or any Affiliate, or restrict the right of the Company or any Affiliate to terminate such employment or engagement at any time.

	8.2	Termination Date. Notwithstanding anything to the Contrary in the Plan, the termination date of employment or engagement of a Participant, shall mean the actual date on which such Participant ceases to be employed or provide services to the Company, without taking into account any notice period.

9	Taxation

	9.1	The provisions of Section 15.11(a) the Plan shall apply also to the Israeli Participants as well as to actions taken by the Trustee. Accordingly, without derogating from the provisions of Section 15.11(a) of the Plan, the Beneficial Participant shall indemnify the Trustee and hold it harmless against and from any and all liability for any such Tax, including without limitation, monetary liabilities relating to the necessity to withhold, or to have withheld, any such Tax from any payment made to the Beneficial Participant.

	9.2	Any tax consequences arising from the grant, vesting or exercise of any Awards, from the payment for or sale of common shares covered thereby, or from any other event or act (of the Company and/or its Affiliates and/or the Trustee and/or the Participant), hereunder, shall be borne solely by the Participant. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at source.

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	9.3	Furthermore, the Participant shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant.

	9.4	The Company and/or any of its Affiliates and/or the Trustee may make such provisions and take such steps as they may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to Awards under the Plan and the exercise, vesting and/or sale or other disposition thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount (or common shares issuable) then or thereafter to be provided to the Participant, including by deducting any such amount from the Participant’s salary or other amounts payable to the Participant, to the maximum extent permitted under law and/or (ii) requiring the Participant to pay to the Company or any of its Affiliates the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any common shares. The Company and/or the Trustee shall not be required to release any common shares to the Participant until all required withholding taxes have been paid by the Participant. In addition, the Participant will be required to pay any amount due in excess of the tax withheld and transferred to the ITA, pursuant to applicable tax laws, regulations and rules.

	9.5	Guarantee. In the event a Non-Trustee Award is granted to a Participant, if the Participant’s employment or service is terminated, for any reason, such Participant shall provide the Company, to its full satisfaction, with a guarantee or collateral securing the future payment of all Taxes required to be paid upon the sale of the Exercised Shares received upon exercise of such Non-Trustee Award, all in accordance with the provisions of Section 102, the 102 Rules and the regulations or orders promulgated thereunder.

10	Governing Law

	10.1	This Sub-Plan shall be governed by, construed and enforced in accordance with the laws of the Province of Ontario, without reference to conflicts of law principles, except that applicable Israeli laws, rules and regulations (as amended) shall apply to any mandatory tax matters arising hereunder.

********

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Schedule “II”

BOARD MANDATE

BRIACELL THERAPEUTICS CORP.

CORPORATE GOVERNANCE GUIDELINES

Responsibility of the Board

The primary mission of the Board of Directors of BriaCell Therapeutics Corp. (the "Company") is to advance the interests of the Company's stockholders by creating a valuable long-term business. The Board believes that this mission is best served by establishing a corporate culture of accountability, responsibility and ethical behavior through the careful selection and evaluation of senior management and members of the Board and by carrying out the Board's responsibilities with honesty and integrity.

The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its shareholders. In discharging their obligations, directors should be entitled to rely on the honesty and integrity of the Company's senior executives and its outside advisors and auditors. The directors shall also be entitled to have the Company purchase reasonable directors' and officers' liability insurance on their behalf, to the benefits of indemnification to the fullest extent permitted by law and the Company's Articles of Incorporation and Bylaws and to exculpation as provided by state law and the Company's Articles of Incorporation. Board members are expected attend meetings of the Board and the Board committees on which they serve and to spend the time needed to appropriately discharge their responsibilities.

Director Selection

Board Membership Criteria. The Nominating Committee is responsible for reviewing with the Board, at least annually, the appropriate skills and experience of new Board members, as well as the composition of the Board as a whole. This assessment should include factors such as independence, judgment, skill, diversity, integrity and experience in the context of the needs of the Board.

Selection of Director Nominees. The Nominating Committee will recommend candidates for election to the Board in accordance with the policies and principles in its charter and the criteria described in these Guidelines. The invitation to join the Board should be extended by the Board jointly through the Chief Executive Officer of the Company (the "CEO") and the Chair of the Nominating Committee. The Nominating Committee will review the nomination of an incumbent director for re-election to the Board upon expiration of such director's term.

Board Composition

Independent Directors. A majority of the members of the Board shall meet the criteria for independence established by applicable laws and the rules of any stock exchanges upon which the Company's securities are listed, including section 1.4 of *National Instrument 52-110 – Audit Committees* ("NI 52-110"), the TSX Venture Exchange and NASDAQ.

Size of the Board. The Board presently has seven members, and it is the sense of the Board that a size of at least three is appropriate. The Board determines the number of directors as permitted in the Company's Articles of Incorporation or Bylaws and will periodically review the size of the Board based on recommendations of the Nominating Committee.

Positions of Chairman and CEO. The Board has no policy with respect to the separation of the offices of Chairman of the Board and the CEO. The Board believes that this issue is part of the succession planning process and that it is in the best interests of the Company for the Board, with the assistance of the Nominating Committee, to make a determination whenever it elects a new chief executive officer.

Service on Other Boards. No director should serve on more than three other boards of directors of publicly-held companies without the prior approval of the Nominating Committee. Directors should advise the CEO and the

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Chair of the Nominating Committee in advance of accepting an invitation to serve on the board of directors of another company. Additionally, the CEO and other executive officers must seek the approval of the Board before accepting membership on other boards (or similar bodies), including corporate and charitable boards.

Changes in Professional Responsibility. The Board should consider whether a change in an individual's professional responsibility directly or indirectly impacts that person's ability to fulfill his or her obligations as a director of the Company. Any director of the Company should submit his or her resignation upon retirement from, or other significant change in, his or her principal employment. The Board may accept or reject such resignation in its discretion after consultation with the Nominating Committee.

Term Limits. The Board does not believe it should establish term limits. While term limits could help insure that there are fresh ideas and viewpoints available to the Board, they have the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole.

Retirement Policy. Absence the prior approval of the Nominating Committee, no director may be nominated to a new term if he or she would be age 75 or older at the time of election by the shareholders.

Director Compensation and Performance

Compensation Policy and Annual Compensation Review. It is the policy of the Board to provide independent directors with a mix of compensation, including an annual fee, as well as equity and/or derivative securities, which may be contingent upon certain criteria as determined by the Board at the time of grant. Proposed changes in Board compensation shall initially be reviewed by the Compensation Committee, but any changes in the compensation of directors shall require the approval of the Board. The Compensation Committee shall periodically review the status of Board compensation in relation to other comparable companies and consider other factors the Committee deems appropriate, including whether directors' independence may be jeopardized if (i) director compensation and perquisites exceed customary levels, (ii) the Company makes substantial charitable contributions to organizations with which a director is affiliated, or (iii) the Company enters into consulting contracts with (or provides other indirect forms of compensation to) a director or an organization with which the director is affiliated. The Committee shall discuss its review with the Board.

Annual Performance Evaluation. Commencing in 2020, the Board of Directors will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively. The Board of Directors will select an independent Director to oversee this process and, in connection with such evaluation, will receive comments from all directors and report annually to the Board with an assessment of the Board's performance and procedures. This will be discussed with the full Board following the end of each fiscal year.

Transactions with Directors or their Affiliates. Except for employment arrangements with executive officers, the Company does not engage in transactions with directors or their affiliates if a transaction would cast into doubt the independence of a director, present the appearance of a conflict of interest, or is otherwise prohibited by law, rule or regulation. This includes, directly or indirectly, any extension, maintenance or renewal of an extension of credit to any director or member of management of the Company. This prohibition also includes significant business dealings with directors or their affiliates, substantial charitable contributions to organizations in which a director is affiliated, and consulting contracts with, or other indirect forms of compensation to, a director. Any waiver of this policy may be made only by the Board or a Board committee and must be promptly disclosed to the Company's stockholders.

Board Meetings and Communications to Non-Management Directors

Schedule. Board meetings are scheduled in advance and held not less than quarterly. The Board holds special meetings as required.

Agendas. The CEO and other members of senior management will establish the agenda for each Board meeting. Each Board member may submit items to be included on the agenda. Board members also may raise subjects that are not on the agenda at any meeting.

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Distribution of Board Material. Information that is important to the Board's understanding of the Company's business should be distributed to the Board members a reasonable period of time before the Board meeting.

Strategic Planning. The Board will review the Company's long-term strategic plans and principal issues that the Company will face in the future during at least one Board meeting each year. The timing and agenda of this meeting shall be determined by the CEO.

Meetings of Non-Management and Independent Directors. The directors will meet at least twice annually without management directors present. In the event that the non-management members of the Board include individuals who are not "independent" under the rules of NI 52-110 or NASDAQ, then the independent directors shall meet at least annually without such non-management directors or any management directors present. Meetings of the non-management or independent directors should generally coincide with regularly scheduled Board meetings; however, a majority of the non-management directors may call a meeting of the non-management directors at any time and a majority of the independent directors may call a meeting of the independent directors at any time. The director, or method for selecting a director, who presides at any meeting of the non-management or independent directors will be decided by the directors entitled to attend such meeting, and his or her name or such method will be disclosed in the Company's annual proxy statement. The director presiding at any such meeting shall supervise the conduct of such meeting, shall communicate the results of the meeting to the CEO, as appropriate, and shall have other responsibilities which the non-management directors or independent directors may designate from time to time.

Communications with Non-Management Directors. Interested parties wishing to communicate directly with the non-management directors may do so by writing, addressed as follows: Non-Management Directors, 725 N. Hwy A1A, Suite C-106, Jupiter, FL 33477, Attn: Corporate Secretary.

Board Presentations and Access to Employees and Advisors. Directors shall have full access to officers and employees of the Company and, as necessary and appropriate, the Company's independent advisors, including legal counsel and independent accountants. Any meetings or contacts that a director wishes to initiate may be arranged through the CEO or the Corporate Secretary or directly by the director. The directors will use their judgment to ensure that any such contact is not disruptive to the business operations of the Company and will, to the extent appropriate, provide the CEO with a copy of any written communications between a director and an officer or employee of, or adviser to, the Company.

The Board encourages senior management to invite to Board meetings officers and other key employees who can provide additional insight into the items being discussed, or that senior management believes should be given exposure to the Board.

Board Interaction with Investors, Media and Others. The Board believes that senior management speaks for the Company. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company, but the Board members will do so only with the knowledge and prior consent of senior management and, in most instances, only at the request of senior management.

Board Committees

Required Committees. Consistent with NASDAQ's listing requirements, the Board will have at all times an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. All of the members of those committees will be "independent" under the criteria established by NI 52-110 or NASDAQ and under applicable law. In addition, the Company has a Strategic Planning Committee.

Committees shall receive authority exclusively through delegation from the Board through the by-laws, Board resolutions, committee charters or as provided by these guidelines. All committee actions must be ratified by the Board before becoming effective, unless taken pursuant to an express delegation of authority. In addition to the authority granted hereunder or under each committee's charter, the Board and each committee have the power to hire independent legal, financial or other advisors as they may deem necessary without consulting or obtaining the approval of senior management.

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Appointment and Term of Service of Committee Members. Committee members will be appointed by the Board upon recommendation of the Nominating Committee with consideration of the desires of individual directors. Consideration will be given to rotating committee members periodically, but the Board does not believe that rotation should be mandated as a policy. Committee chairs shall be selected by the respective committee members, except with respect to the Audit Committee chair who will be selected by the Board.

Committee Charters. Consistent with NASDAQ's listing requirements, the Audit Committee, the Compensation Committee and the Nominating Committee will have a written charter approved by the Board. The Company also has a Strategic Planning Committee with a written charter. The charters will set forth the purposes and responsibilities of the committees as well as qualifications for committee membership, procedures for appointment and removal, structure and operations, and reporting to the Board. The charters will also provide that each committee will annually evaluate its performance. Consistent with NASDAQ's listing requirements, the charters will be included on the Company's website and copies of the charters will be made available upon request to the Company's Corporate Secretary.

Committee Meetings and Committee Agenda. Each committee chair, in consultation with the committee members and appropriate officers of the Company, will determine the frequency of committee meetings consistent with any requirements in the committee's charter, provided that a majority of committee members may call a meeting of the committee on which they are members at any time. Each committee chair, in consultation with the other members of the committee and senior management, will develop the committee's agenda.

Other Committees. The Board may, from time to time, establish or maintain additional committees as necessary or appropriate.

Management Succession

CEO Selection. The Board shall select a CEO in a manner that is in the best interests of the Company.

Evaluation of Executive Officers. The Compensation Committee will conduct an annual review of the performance of the CEO, and the other executive officers of the Company in light of the goals and objectives of the Company. The Compensation Committee will set executive officer compensation based on such factors as it deems appropriate.

Succession Planning and Management Development. The Nominating Committee should, at least annually, make a report to the Board on succession planning. The Company's succession plan will include appropriate contingencies in case the CEO retires or is incapacitated. The Board, with the assistance of the Nominating Committee, will evaluate potential successors to the CEO. The CEO should at all times make available his recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.

These guidelines will be included on the Company's website and will be made available upon request to the Company's Corporate Secretary.

BRIACELL THERAPEUTICS CORP.

Computershare

Security Class

Holder Account Number

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Form of Proxy - Annual General and Special Meeting to be held on January 24, 2023

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. **The proxy will be deemed to grant authority to vote in favor of the election of nominees unless the shareholder specifically indicates that authority to vote for the election of any nominees is withheld or votes against the election of any or all nominees, as applicable.**
7. The securities represented by this proxy will be voted in favor or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
8. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
9. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 am, Toronto Time (EST), on January 20, 2023.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Virtually Attend the Meeting

- You can attend the meeting virtually by visiting the URL provided on the back of this document.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of securities of BriaCell Therapeutics Corp. (the "Company") hereby appoint: Jamieson Bondarenko, or failing this person, William V. Williams (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/Briacell and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General and Special Meeting of shareholders of the Company to be held online at https://web.lumiagm.com/439227145, Password: briacell2023, on January 24, 2023 at 10:00 am, EST and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

Nominee	For	Withhold
01. Dr. William V. Williams	☐	☐
02. Mr. Jamieson Bondarenko	☐	☐
03. Mr. Marc Lustig	☐	☐
04. Dr. Rebecca Taub	☐	☐
05. Mr. Vaughn C. Embro-Pantalony	☐	☐
06. Mr. Martin Schmieg	☐	☐
07. Dr. Jane Gross	☐	☐

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2. Appointment of Auditors

For ☐ Withhold ☐

Appointment of MNP LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.

3. Approval of Omnibus Equity Incentive Plan

For ☐ Against ☐ Abstain ☐

The Company's Omnibus Equity Incentive Plan be and is hereby confirmed and approved as the equity compensation plan of the Company until the next annual general meeting of the Company.

4. Ratification of Awards under Omnibus Equity Incentive Plan

For ☐ Against ☐ Abstain ☐

The grant of 19,200 RSUs granted under the Omnibus Equity Incentive Plan on August 2, 2022 be and is hereby confirmed and approved. The passing of this Proposal 4 shall be contingent upon the approval by shareholders of the Omnibus Equity Incentive Plan in Proposal 3.

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5. Approval of amendment to Articles of the Company

For ☐ Against ☐ Abstain ☐

Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**

Signature(s) ☐

Date DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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